UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23703

MassMutual Advantage Funds
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA		01111
(Address of principal executive offices)		(Zip code)

Paul LaPiana
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant's telephone number, including area code:		(413) 744-1000

Date of fiscal year end:	9/30/2022

Date of reporting period:	9/30/2022

Item 1. Reports to Stockholders.

(a)	The Report to Stockholders is attached herewith.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the applicable MassMutual Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Funds Annual Report – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Paul LaPiana

“At MassMutual, our goal is to help you build the future you want for yourself and your family. We want to help you with your retirement plans today, so you can feel more comfortable about tomorrow.”

September 30, 2022

Continued market volatility challenges retirement investors

I am pleased to present you with the MassMutual Funds Annual Report. During the fiscal year ended September 30, 2022, U.S. stocks were down over 15%, with investors concerned that stimulus-fueled recovery from the COVID-19 pandemic was over and that domestic monetary policy had turned toward combating heightened inflation. Stocks in foreign developed markets and emerging markets also experienced significant losses in the fiscal year, hurt by elevated energy prices, a strengthening U.S. dollar, and concerns that consumer spending and corporate earnings growth would slow. U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by aggressive interest rate hikes by the U.S. Federal Reserve Board that were aimed at reducing demand-driven inflationary pressures.

Suggestions for retirement investors under any market conditions

●

You are likely in it for the long term. Retirement planning involves what financial professionals refer to as “long-term investing,” since most people save and invest for retirement throughout their working years. Even in retirement, many individuals will systematically withdraw their retirement savings over a number of years, keeping a portion of their funds invested. Although the financial markets will go up and down, individuals who take a long-term approach to investing don’t focus on current headlines – because they realize that they have time to ride out the downturns.

●

Keep contributing. While you have no control over the investment markets, you can control how often and how much you contribute to your retirement account. Saving as much as possible and increasing your contributions regularly is one way retirement investors can help boost their retirement savings, regardless of the performance of the stock and bond markets.

●

Invest continually.[1] Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Those who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions.

●

Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.

Is this a good time to track your progress?

If you work with a financial professional, you may wish to consider checking in with him or her to help you determine if:

●	you are saving enough for retirement – and, if in retirement, you are withdrawing an appropriate amount each year, based on your personal circumstances;

1 Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MassMutual Funds Annual Report – President’s Letter to Shareholders (Unaudited) (Continued)

●	your retirement account is invested appropriately for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

●	you are taking steps to help reduce your longevity risk, which is the chance that you could “run out” of retirement savings during your lifetime.

Get to where you want to be

At MassMutual, our goal is to help you build the future you want for yourself and your family. We want to help you with your retirement plans today, so you can feel more comfortable about tomorrow. That’s why we continue to encourage you to maintain perspective when it comes to retirement investing, regardless of any headline-making events. MassMutual’s view is that changing market conditions have the potential to reward patient investors. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Paul LaPiana
President
MassMutual Funds
MML Investment Advisers, LLC

© 2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com.

The MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, and MassMutual Global Emerging Markets Equity Fund are distributed by ALPS Distributors, Inc. (ADI). MML Distributors, LLC (MMLD) serves as the exclusive wholesale marketing agent for all MassMutual Funds, as well as the distributor for all other MassMutual Funds, except the MassMutual High Yield Fund and MassMutual Short-Duration Bond Fund. MMLD Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. Investment advisory services provided to all MassMutual Funds by MML Investment Advisers, LLC (MML Advisers). MMLD and MML Advisers are subsidiaries of MassMutual, Springfield, MA 01111-0001. ADI is not affiliated with MMLD, MML Advisers, or MassMutual.

The information provided is the opinion of MML Advisers and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MM202310-303203

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited)

September 30, 2022

Continued market volatility challenges retirement investors

During the fiscal year ended September 30, 2022, U.S. stocks were down over 15%, with investors concerned that stimulus-fueled recovery from the COVID-19 pandemic was over and that domestic monetary policy had turned toward combating heightened inflation. Stocks in foreign developed markets and emerging markets also experienced significant losses in the fiscal year, hurt by elevated energy prices, a strengthening U.S. dollar, and concerns that consumer spending and corporate earnings growth would slow. U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by aggressive interest rate hikes by the U.S. Federal Reserve Board (the “Fed”) that were aimed at reducing demand-driven inflationary pressures.

Market Highlights

●

For the reporting period from October 1, 2021 through September 30, 2022, U.S. stocks were down over 15%, in a market environment where the Fed aggressively raised interest rates in an effort to combat heightened inflation.

●

In the fourth quarter of 2021, expectations for strong economic and earnings growth in 2022, bolstered by the possibility of a $2 trillion economic stimulus and social spending plan, allowed investors to look past sharp increases in COVID-19 Omicron variant cases and heightened inflationary pressures.

●

In the first quarter of 2022, investors in both stocks and bonds were challenged by a sharp rise in energy prices after Russia’s invasion of Ukraine, a stalled domestic economic stimulus plan, and the Fed raising interest rates for the first time since 2018.

●

The second quarter of 2022 was another difficult quarter, as Fed interest rate hikes, investor concerns over high inflation, and concern about the potential of an impending global recession dominated the narrative.

●	The third quarter of 2022 was an extension of the difficult second quarter, with continued inflationary pressures, weakening economic data, and aggressive Fed interest rate hikes.

●

Foreign stocks in developed markets and emerging markets also experienced losses in the fiscal year, against the backdrop of Russia’s invasion of Ukraine (and the resulting economic sanctions that kept energy prices elevated), the strengthening U.S. dollar, and threatened consumer spending and corporate earnings growth.

●

U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by an increase in short-term interest rates, heighted inflationary pressures, and the reversal of monetary and fiscal policy support.

Market Environment

For the fiscal year beginning on October 1, 2021, global stock investors experienced significant losses. U.S. stocks fell sharply in the period in response, with the S&P 500 Index® (“S&P 500”)1 entering bear market territory after declining more than 20% from its previous highs. Investors sought safety from high inflation, rising interest rates, and the increasing possibility of a recession. Consumer sentiment fell sharply, down 17.2% in the period2, as high inflation – driven by rising energy, food, and housing costs – overwhelmed low unemployment and strong wage growth. As of August 2022, more Americans are borrowing to make ends meet in these inflationary times, resulting in consumer loan levels at record highs, having increased by 12.4% year-over-year3.

1 The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

2 June 24, 2022, University of Michigan: Consumer Sentiment (UMCSENT), retrieved from FRED, Federal Reserve Bank of St. Louis;
https://fred.stlouisfed.org/series/UMCSENT

3 Board of Governors of the Federal Reserve System (US), Consumer Loans, All Commercial Banks [CONSUMER], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/CONSUMER, October 11, 2022.

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

As a result, the broad market S&P 500 fell 15.47% for the period. The technology-heavy NASDAQ Composite Index4 performed even worse, dropping 26.25%. The more economically sensitive Dow Jones Industrial AverageSM5 was down 13.40%. During the reporting period, small-cap stocks underperformed their larger-cap peers, while value stocks outperformed their growth brethren. The communication services, consumer discretionary, and information technology sectors were all down by 20% or more. The energy sector was the strongest performer for the fiscal year, up 45.70%, aided by an 18% increase in the price of West Texas Intermediate (WTI) crude oil. The utilities sector also ended the period positively, gaining 5.58% for the period.

Developed international markets, as measured by the MSCI EAFE® Index6, trailed their domestic peers, ending the fiscal year down 25.13%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index7, also fell sharply, ending down 28.11% for the period. Investors sold off developed international and emerging-market stocks on concerns that higher interest rates and commodity prices would impair consumer spending and corporate earnings growth.

Bond yields rose sharply during the fiscal year, with the 10-year U.S. Treasury bond yield rising from a low of 1.52% on October 1, 2021 to close the period at 3.83%. Rising yields generally produce falling bond prices; consequently, bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index8 ended the period down 14.60%. Investment-grade corporate bonds fared even worse. The Bloomberg U.S. Corporate Bond Index9, which tracks investment-grade corporate bonds, ended the period with an 18.53% loss. The Bloomberg U.S. Corporate High-Yield Bond Index10 also ended in negative territory, declining 14.14% for the period.

Review and maintain your strategy

MassMutual is committed to helping people secure their long-term future and protect the ones they love. While the current market volatility, including the reality of market sell-offs, can test an investor’s mettle, we’d like to remind you that, as a retirement investor, it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions.

4 The NASDAQ Composite Index measures the performance of all domestic and international based common type stocks listed on the NASDAQ Stock Market. It includes common stocks, ordinary shares, ADRs, shares of beneficial interest or limited partnership interests and tracking stocks. The index is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

5 The Dow Jones Industrial Average Index measures the performance of stocks of 30 U.S. blue-chip companies covering all industries with the exception of transportation and utilities. It is price-weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

6 The MSCI EAFE Index measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

7 The MSCI Emerging Markets Index measures the performance of the large- and mid-cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

8 The Bloomberg U.S. Aggregate Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

9 The Bloomberg U.S. Corporate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

10 The Bloomberg U.S. Corporate High-Yield Bond Index measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

© 2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com.

The MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, and MassMutual Global Emerging Markets Equity Fund are distributed by ALPS Distributors, Inc. (ADI). MML Distributors, LLC (MMLD) serves as the exclusive wholesale marketing agent for all MassMutual Funds, as well as the distributor for all other MassMutual Funds, except the MassMutual High Yield Fund and MassMutual Short-Duration Bond Fund. MMLD Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. Investment advisory services are provided to all MassMutual Funds by MML Investment Advisers, LLC (MML Advisers). MMLD and MML Advisers are subsidiaries of MassMutual, Springfield, MA 01111-0001. ADI is not affiliated with MMLD, MML Advisers, or MassMutual.

The information provided is the opinion of MML Advisers and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MassMutual Global Floating Rate Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Global Floating Rate Fund, and who is the Fund’s subadviser?

The Fund seeks a high level of current income. Preservation of capital is a secondary goal. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in income-producing floating rate debt securities, consisting of floating rate loans, bonds, and notes, issued primarily by North American and Western European companies. The Fund’s subadviser is Barings LLC (Barings) and its sub-subadviser is Baring International Investment Limited (BIIL).

The Fund is the successor to the Barings Global Floating Rate Fund (the “Predecessor Fund”), a mutual fund with substantially similar investment objectives, policies, and restrictions, as a result of the reorganization of the Predecessor Fund into the Fund on December 13, 2021. The performance provided is that of the Predecessor Fund prior to December 13, 2021, and is that of the Fund after December 13, 2021. Barings and BIIL were the adviser and subadviser to the Predecessor Fund, respectively.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class I shares returned -6.44%, underperforming the -2.91% return of the Credit Suisse Global Loan Benchmark (the “benchmark”), a market-capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Performance for the Fund and its benchmark finished the final calendar year quarter of 2021 with a positive return and performance for the Fund was generally in-line with that of the market. Demand had increased for the asset class in 2021 and this was supportive for the positive performance to finish the calendar year. Coming into 2022, broader fixed income markets began to experience greater volatility due to rising interest rates among other factors. Performance for both the Fund and its benchmark was generally resilient to much of this initial volatility and in particular, relative to broader fixed income markets. One of the reasons for this is that the Fund invests in senior secured loans, which have a coupon that includes a floating-rate component. As a result, trading prices for the asset class tend to be less sensitive to increases in interest rates, on a historical basis, relative to asset classes with a fixed-rate coupon. This was a contributing factor to the more stable performance for the Fund and benchmark during the initial portion of the period.

Beginning in May 2022, both the Fund and benchmark began to experience more volatility in trading prices. This resulted in negative returns for May, June, and September – and positive returns for July and August. Performance during the negative months in this period was largely driven by negative investor sentiment that put downward pressure on trading prices; consequently, a large portion of the Fund’s underperformance occurred during those three months.

To provide further context to the Fund’s relative performance during the reporting period, double-B-rated loans outperformed their single-B and triple-C counterparts across the market, which can happen during periods of economic uncertainty. The Fund held an underweight allocation to double-B-rated loans, which was a notable detractor from relative results. The Fund also had a modest overweight allocation to triple-C-rated loans, which underperformed during the reporting period. While the overweight positioning was a detractor for the period, the loans held in the Fund in this category outperformed the benchmark in the same rating category, which offset some of the detraction.

Within industry sectors, the Fund’s holdings in various sectors modestly underperformed the benchmark during the reporting period. These underperforming sectors included information technology, service, and health care. Given the negative total return for the asset class for the period, the Fund’s exposure to cash provided a positive impact to relative results.

MassMutual Global Floating Rate Fund – Portfolio Manager Report (Unaudited) (Continued)

At the Fund holdings level, top contributors to total return included TIBCO Software, a software provider; Travelex, a foreign exchange retailer; and Technicolor, a solutions provider for the communication and media/entertainment industries. Fund holdings that were top detractors included Carlson Travel, a business travel company; Quest Software, an enterprise software solutions provider; and Loyalty Ventures, a solutions provider for consumer loyalty programs.

The Fund’s derivative usage during the reporting period was primarily limited to currency forwards used to passively hedge currency exposure for non-U.S. dollar-denominated debt back to the Fund’s base currency (which is the U.S. dollar). This did not have a material impact on the Fund’s performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

Barings notes that global markets faced a range of headwinds during the reporting period. In Barings’ view, inflation, and the steps that central banks are taking to mitigate inflationary pressure, remain top of mind for many investors, in terms of impacts to both the consumer and corporations. Barings believes that, while some companies will be negatively impacted by these elements, overall, borrowers from the senior secured loan market came into this environment in a healthy financial position. In Barings’ view, over the past three years, companies were generally prudent with their liquidity positions by maintaining cash balances, and took advantage of stable primary markets to refinance debt and push out maturities. Barings expects that this will help to provide such companies with flexibility to navigate an uncertain environment. Additionally, higher interest rates are accretive to coupons being paid to investors in the market as a floating-rate asset class. Though Barings anticipates that volatility may persist in the near term, Fund management ultimately believes that the overall market and the Fund are both well positioned to navigate the challenging months ahead, given the position of strength they held coming into the period.

MassMutual Global Floating Rate Fund Portfolio Characteristics (% of Net Assets) on 9/30/22
Bank Loans	86.5%
Corporate Debt	6.9%
Common Stock	0.5%
Warrants	0.0%
Total Long-Term Investments	93.9%
Other Assets and Liabilities	6.1%
Net Assets	100.0%

MassMutual Global Floating Rate Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance+ for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns+ (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	Since Inception 09/16/2013
Class I	09/16/2013	-6.44%	2.19%	3.03%
Class Y	09/16/2013	-6.45%	2.17%	3.01%
Class L	09/16/2013	-6.76%	1.90%	2.73%
Class L (sales load deducted)*	09/16/2013	-10.42%	1.28%	2.39%
Class C	09/16/2013	-7.46%	1.14%	1.98%
Class C (CDSC fees deducted)*	09/16/2013	-8.36%	1.14%	1.98%
Credit Suisse Global Loan Benchmark		-2.91%	3.07%	3.61%

* Class L (sales load deducted) returns include the 3.00% maximum sales charge and Class C (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 12 months shown.

+ The Fund is the successor to the Barings Global Floating Rate Fund (the “Predecessor Fund”), a mutual fund with substantially similar investment objectives, policies, and restrictions, as a result of the reorganization of the Predecessor Fund into the Fund on December 13, 2021. The performance provided is that of the Predecessor Fund prior to December 13, 2021, and is that of the Fund after December 13, 2021. Performance shown for Class L shares prior to December 13, 2021 reflects the performance of Class A shares of the Predecessor Fund.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Global Credit Income Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Global Credit Income Opportunities Fund, and who is the Fund’s subadviser?

The Fund seeks an absolute return, primarily through current income and secondarily through capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt instruments (consisting of loans, bonds, and notes). The Fund may invest in a wide range of debt instruments of issuers based in U.S. and non-U.S. markets, including emerging markets, as well as over-the-counter and exchange-traded derivatives. The Fund’s subadviser is Barings LLC (Barings) and its sub-subadviser is Baring International Investment Limited (BIIL).

The Fund is the successor to the Barings Global Credit Income Opportunities Fund (the “Predecessor Fund”), a mutual fund with substantially similar investment objectives, policies, and restrictions, as a result of the reorganization of the Predecessor Fund into the Fund on December 13, 2021. The performance provided is that of the Predecessor Fund prior to December 13, 2021, and is that of the Fund after December 13, 2021. Barings and BIIL were the adviser and subadviser to the Predecessor Fund, respectively.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class I shares returned -13.23%, significantly underperforming the 6.37% return* of the 3 Month USD LIBOR (London Interbank Offered Rate) (the “benchmark”), which measures the performance of the U.S. dollar-denominated ICE LIBOR rate with a maturity of 3 months. LIBOR indicates the interest rate that banks pay when they borrow from each other on an unsecured basis. It is fundamental to the operation of both the United Kingdom and international financial markets, including markets in interest rate derivatives contracts. It is used to determine payments made under derivatives by a wide range of counterparties including small businesses, large financial institutions, and public authorities.

* Return shown for the benchmark reflects the benchmark’s return for the reporting period, plus 500 basis points (5.00%).

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In terms of performance relative to the benchmark, the main driver of the Fund’s underperformance was that its investments in debt were marked-to-market, whereas a large portion of the benchmark is static and not subject to this volatility. (“Mark-to-market” involves recording the price or value of a security to calculate its profits or losses.) During the reporting period, volatility increased across global markets for various reasons – such as inflation, central bank actions to lower inflation, and geopolitical uncertainty.

The Fund invests in below-investment-grade debt that includes investments in fixed-rate corporate bonds, floating-rate corporate loans, and collateralized loan obligations (CLOs), which are typically floating-rate securities backed by a pool of floating-rate corporate loans. One of the elements that detracted from the Fund’s total return during the period was its exposure to fixed-rate corporate bonds. With the increases in interest rates during the period, trading levels for fixed-rate assets underperformed. On the other hand, the Fund’s exposure to floating-rate corporate loans, whose trading prices tend to be less sensitive to increases in interest rates on a historical basis, helped to offset its fixed-rate exposure. While the Fund’s investments in CLOs were also in floating-rate instruments, that market underperformed floating-rate corporate loans, so those holdings detracted from total returns.

Across sectors, despite an overall lower weighting, holdings within the housing sector detracted from the Fund’s total return. Fund holdings within the health care sector also hampered results. The Fund’s holdings in emerging markets underperformed during the period due to some of the additional headwinds facing companies in emerging markets, such as the housing sector in China or companies exposed to Russia or Ukraine. However, the Fund’s exposure to emerging markets was notably lower than its developed market exposure during the fiscal period. Finally, given the negative total return across markets during the period, the Fund’s cash exposure was a positive contributor to total return.

MassMutual Global Credit Income Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

At the Fund holdings level, top detractors included Quest Software, an enterprise software solutions provider; Yuzhou Group, a Chinese property developer; and Bausch Health, a specialty pharmaceutical manufacturer. The Fund’s top contributors to total return included Tourmaline, a Canadian natural gas producer; Innovation Group, a claims management provider; and Travelex, a foreign exchange retailer.

The Fund’s derivative usage during the reporting period was primarily limited to currency forwards used to passively hedge currency exposure for non-U.S. dollar-denominated debt back to the Fund’s base currency (which is the U.S. dollar). This did not have a material impact on the Fund’s performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

Barings notes that global markets faced a range of headwinds during the reporting period. In Barings’ view, inflation, and the steps that central banks are taking to mitigate inflationary pressure, remain top of mind for many investors in terms of impacts to both the consumer and corporations. Barings believes that, while some companies will be negatively impacted by these elements, overall, borrowers from the high-yield credit markets came into this environment in a healthy financial position. In Barings’ view, over the past three years, companies were generally prudent with their liquidity positions by maintaining cash balances, and took advantage of stable primary markets to refinance debt and push out maturities. Barings expects that this will help to provide such companies with flexibility to navigate an uncertain environment. Though Barings anticipates that volatility may persist in the near term, Fund management ultimately believes that the high-yield credit markets and the Fund are both well positioned to navigate the challenging months ahead, given the position of strength they held coming into the period.

MassMutual Global Credit Income Opportunities Fund Portfolio Characteristics (% of Net Assets) on 9/30/22
Bank Loans	39.8%
Corporate Debt	38.6%
Non-U.S. Government Agency Obligations	9.2%
Common Stock	0.4%
Purchased Options	0.4%
Warrants	0.0%
Total Long-Term Investments	88.4%
Short-Term Investments and Other Assets and Liabilities	11.6%
Net Assets	100.0%

MassMutual Global Credit Income Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance+ for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns+ (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	Since Inception 09/16/2013
Class I	09/16/2013	-13.23%	0.77%	2.91%
Class Y	09/16/2013	-13.26%	0.76%	2.91%
Class L	09/16/2013	-13.48%	0.51%	2.65%
Class L (sales load deducted)*	09/16/2013	-17.72%	-0.31%	2.22%
Class C	09/16/2013	-14.13%	-0.23%	1.89%
Class C (CDSC fees deducted)*	09/16/2013	-14.95%	-0.23%	1.89%
3 Month USD LIBOR +500 bps		6.37%	6.50%	6.12%

* Class L (sales load deducted) returns include the 4.00% maximum sales charge and Class C (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 12 months shown.

+ The Fund is the successor to the Barings Global Credit Income Opportunities Fund (the “Predecessor Fund”), a mutual fund with substantially similar investment objectives, policies, and restrictions, as a result of the reorganization of the Predecessor Fund into the Fund on December 13, 2021. The performance provided is that of the Predecessor Fund prior to December 13, 2021, and is that of the Fund after December 13, 2021. Performance shown for Class L shares prior to December 13, 2021 reflects the performance of Class A shares of the Predecessor Fund.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Emerging Markets Debt Blended Total Return Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Emerging Markets Debt Blended Total Return Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation by investing in debt securities, derivatives, and other instruments that are economically tied to emerging market countries or countries with relatively low gross national product per capita and with the potential for rapid economic growth. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in (i) securities denominated in currencies of the emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations, and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. The Fund’s subadviser is Barings LLC (Barings) and its sub-subadviser is Baring International Investment Limited (BIIL).

The Fund is the successor to the Barings Emerging Markets Debt Blended Total Return Fund (the “Predecessor Fund”), a mutual fund with substantially similar investment objectives, policies, and restrictions, as a result of the reorganization of the Predecessor Fund into the Fund on December 13, 2021. The performance provided is that of the Predecessor Fund prior to December 13, 2021, and is that of the Fund after December 13, 2021. Barings and BIIL were the adviser and subadviser to the Predecessor Fund, respectively.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class I shares returned -30.50%, significantly underperforming the -20.95% return of the Custom Emerging Markets Debt Blended Total Return Index (the “benchmark”), which is a blend of 50% JPMorgan Government Bond Index – Emerging Markets Global Diversified (GBI-EMGD), 30% JPMorgan EMBI Global Diversified, and 20% JPMorgan CEMBI Broad Diversified.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the reporting period, the Fund’s exposure to Russia, Ukraine, Belarus, and China hampered performance. In Russia, Ukraine, and Belarus, the Fund was positioned poorly for the escalation of events that led to Russia’s invasion of Ukraine – a scenario that had been discredited by many market participants until it became a reality. The Fund’s losses in China primarily came from its exposure to the real estate sector, an important sector for the Chinese economy, representing approximately 25% of gross domestic product (GDP). The Chinese government has allowed a substantial market sell-off of the sector since late 2021. On the other hand, during the reporting period, the Fund benefited from select currency positions.

The Fund uses derivative instruments in managing its portfolio, both from a hedging perspective as well as to gain exposure to credit risk, local interest rate risk, and currency risk. Currency derivatives (primarily currency forwards) and interest rate derivatives (U.S. Treasury futures and interest rate swaps) contributed to performance during the reporting period, while credit derivatives (short credit default swaps) detracted from returns during the period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

Barings expects that market participants will continue to pay close attention to global central banks’ efforts to bring persistent inflation rates down to target levels. As of the end of the reporting period, asset prices continued to face downward pressure, due, in Barings’ view, in part to the uncertain market environment; hawkish central banks; inflation that has shown some signs of peaking, but has yet to come down meaningfully; potential recession in Europe; a slowdown in China; and the lingering conflict between Russia and Ukraine. Commodity prices, which initially increased earlier in the reporting period due to concern that Russia would be completely cut off from the global supply chain, moderated over the last few months of the period – led by oil prices, which at fiscal period-end, were under $100 per barrel. The U.S. dollar continued to strengthen throughout the fiscal period, as markets fled to safety and the U.S. Federal Reserve adopted a hawkish stance. Many emerging-market countries

MassMutual Emerging Markets Debt Blended Total Return Fund – Portfolio Manager Report (Unaudited) (Continued)

lowered their financing needs over the last few years – and for some, trade balances have significantly improved since the onset of the pandemic. Global central banks were active in hiking interest rates during the fiscal period – putting pressure on local rates, although, in Barings’ view, there have been some signs that inflation may be peaking in some countries.

In this challenging environment, with many unknowns on the horizon, Fund management believes that rigorous credit and country selection will continue to be a differentiator in performance. Ultimately, their view is that those managers who closely assess risk and take a bottom-up, fundamental approach to investing could be well positioned to uncover opportunities.

MassMutual Emerging Markets Debt Blended Total Return Fund Portfolio Characteristics (% of Net Assets) on 9/30/22
Sovereign Debt Obligations	53.9%
Corporate Debt	42.0%
Purchased Options	0.0%
Total Long-Term Investments	95.9%
Short-Term Investments and Other Assets and Liabilities	4.1%
Net Assets	100.0%

MassMutual Emerging Markets Debt Blended Total Return Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance+ for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns+ (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	Since Inception 10/21/2015
Class I	10/21/2015	-30.50%	-2.02%	1.20%
Class Y	10/21/2015	-30.59%	-2.06%	1.17%
Class L	10/21/2015	-30.66%	-2.27%	0.94%
Class L (sales load deducted)*	10/21/2015	-34.05%	-3.06%	0.35%
Class C	10/21/2015	-31.20%	-2.99%	0.21%
Class C (CDSC fees deducted)*	10/21/2015	-31.84%	-2.99%	0.21%
Custom Emerging Markets Debt Blended Total Return Index		-20.95%	-2.64%	0.47%

* Class L (sales load deducted) returns include the 4.00% maximum sales charge and Class C (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 12 months shown.

+ The Fund is the successor to the Barings Emerging Markets Debt Blended Total Return Fund (the “Predecessor Fund”), a mutual fund with substantially similar investment objectives, policies, and restrictions, as a result of the reorganization of the Predecessor Fund into the Fund on December 13, 2021. The performance provided is that of the Predecessor Fund prior to December 13, 2021, and is that of the Fund after December 13, 2021. Performance shown for Class L shares prior to December 13, 2021 reflects the performance of Class A shares of the Predecessor Fund.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Global Emerging Markets Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Global Emerging Markets Equity Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity and equity-related securities, including convertible securities, preferred stocks, options, and warrants, of issuers that are economically tied to one or more emerging market countries. The Fund may invest in fixed income securities or debt instruments issued by emerging market entities or sovereign nations. The Fund’s subadviser is Barings LLC (Barings) and its sub-subadviser is Baring International Investment Limited (BIIL).

The Fund is the successor to the Barings Global Emerging Markets Equity Fund (the “Predecessor Fund”), a mutual fund with substantially similar investment objectives, policies, and restrictions, as a result of the reorganization of the Predecessor Fund into the Fund on December 13, 2021. The performance provided is that of the Predecessor Fund prior to December 13, 2021, and is that of the Fund after December 13, 2021. Barings and BIIL were the adviser and subadviser to the Predecessor Fund, respectively.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class I shares returned -27.26%, outperforming the -28.11% return of the MSCI Emerging Markets Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the reporting period, the Fund’s performance declined in absolute terms, as inflationary pressures, monetary tightening, and global economic slowdown worries dominated the headlines and contributed to weakness across equity markets worldwide. Equity markets also suffered significant sell-offs in the immediate aftermath of Russia’s invasion of Ukraine.

Against this backdrop, all sectors within the Fund posted negative absolute returns over the period. Fund holdings in the more defensive sectors, such as consumer staples, outperformed, whereas Fund holdings within sectors more tied to the economic cycle, such as communication services, lagged the benchmark. Growth-style equities outperformed their value counterparts over the period. While this was a headwind for Fund management’s growth-at-a-reasonable-price approach, the Fund still managed to outperform its benchmark for the reporting period.

The Fund’s top-performing holdings on a relative basis included Indonesian bank BNI, Brazilian supermarket Atacadão, United Arab Emirates real estate developer Emaar Properties, and Brazilian insurer BB Seguridade. Fund holdings that were the largest detractors during the reporting period included Russian retailer X5 and Russian banking group Sberbank (both of which were fair-value adjusted to zero following Russia’s invasion of Ukraine) and Chinese wind power company Longyuan Power.

Subadviser outlook

In the short term, Barings believes that global markets are likely to remain volatile as investors closely monitor developments in Ukraine and the impact on various commodity markets. Barings expects that this could continue to put upward pressure on inflation at a time when supply-side bottlenecks have not yet been fully resolved. Consequently, Barings believes that the U.S. Federal Reserve Board could remain biased towards front-loading monetary tightening.

The COVID news flow in China will continue to ebb and flow, and Barings anticipates that future short-term disruptions to the economy (particularly as the result of mandatory lockdowns) cannot be ruled out. However, in Fund management’s view, continued policy stimulus could lead to a rebound in Chinese economic activity in the closing months of 2022.

In Barings’ opinion, the absolute valuations of emerging-market equities and their relative valuations versus developed equities appear to be attractive, suggesting investor expectations for the asset class remain overly depressed.

Fund management expects to continue their process of building new positions in or adding to existing positions in companies with strong and sustainable business franchises where Barings’ proprietary bottom-up research identifies a significant degree of undervaluation relative to their future growth potential.

MassMutual Global Emerging Markets Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Global Emerging Markets Equity Fund Largest Holdings (% of Net Assets) on 9/30/22
Taiwan Semiconductor Manufacturing Co. Ltd.	7.2%
Samsung Electronics Co. Ltd.	6.7%
Tencent Holdings Ltd.	5.5%
Alibaba Group Holding Ltd.	4.0%
Reliance Industries Ltd. GDR	4.0%
HDFC Bank Ltd. ADR	3.8%
Meituan Class B	2.8%
Infosys Ltd. ADR	2.7%
Yum China Holdings, Inc.	2.3%
Hana Financial Group, Inc.	2.2%
41.2%

MassMutual Global Emerging Markets Equity Fund Sector Table (% of Net Assets) on 9/30/22
Financial	28.4%
Technology	19.0%
Communications	18.2%
Consumer, Cyclical	11.5%
Energy	5.3%
Industrial	5.1%
Basic Materials	5.1%
Utilities	2.8%
Consumer, Non-cyclical	2.0%
Mutual Funds	1.2%
Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%
Net Assets	100.0%

MassMutual Global Emerging Markets Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class I

The graph above illustrates a representative class of the Fund’s historical performance+ for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns+ (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	Since Inception 09/18/2018
Class I	09/18/2018	-27.26%	-1.29%
Class Y	09/18/2018	-27.26%	-1.29%
Class L	09/18/2018	-27.45%	-1.55%
Class L (sales load deducted)*	09/18/2018	-28.16%	-1.55%
Class C	09/18/2018	-28.00%	-2.29%
Class C (CDSC fees deducted)*	09/18/2018	-28.70%	-2.29%
MSCI Emerging Markets Index		-28.11%	-1.27%

* Class L (sales load deducted) returns include the 4.00% maximum sales charge and Class C (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 12 months shown.

+ The Fund is the successor to the Barings Global Emerging Markets Equity Fund (the “Predecessor Fund”), a mutual fund with substantially similar investment objectives, policies, and restrictions, as a result of the reorganization of the Predecessor Fund into the Fund on December 13, 2021. The performance provided is that of the Predecessor Fund prior to December 13, 2021, and is that of the Fund after December 13, 2021. Performance shown for Class L shares prior to December 13, 2021 reflects the performance of Class A shares of the Predecessor Fund.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Global Floating Rate Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 0.5%
COMMON STOCK — 0.5%
Communications — 0.0%
Telecommunications — 0.0%
Vantiva SA (a)	88,751	$88,583
Consumer, Cyclical — 0.2%
Entertainment — 0.1%
Technicolor Creative Studios SA (a)	88,751	169,612
Leisure Time — 0.1%
Carlson Travel, Inc. (a)	43,227	360,210
		529,822
Consumer, Non-cyclical — 0.2%
Food — 0.1%
CTI Foods Holding Co., LLC (a) (b) (c)	4,657	432,123
Health Care – Services — 0.1%
Don Jersey Topco Ltd. (Acquired 8/03/20 - 1/11/22, Cost $233,833) (a) (b) (c) (d)	333,090	191,906
		624,029
Energy — 0.1%
Oil & Gas — 0.0%
Sabine Oil & Gas Holdings LLC (a)	394	5,122
		5,122
Oil & Gas Services — 0.1%
KCA Deutag International Ltd. (a)	7,834	464,815
		469,937
Industrial — 0.0%
Transportation — 0.0%
Bahia De Las Isletas SL, Class A2 (Acquired 1/12/22, Cost $0) (a) (b) (c) (d)	688	—
Bahia De Las Isletas SL, Class A3 (Acquired 1/12/22, Cost $0) (a) (b) (c) (d)	98	—
Bahia De Las Isletas SL, Class B2 (Acquired 1/12/22, Cost $0) (a) (b) (c) (d)	876	—
Bahia De Las Isletas SL, Class B3 (a)	125	1,348
		1,348

	Number of Shares	Value
Technology — 0.0%
Software — 0.0%
Travelex Topco Ltd. (Acquired 8/06/20 - 4/07/22, Cost $0) (a) (b) (c) (d)	2,999	$—

TOTAL COMMON STOCK (Cost $1,871,397)		1,713,719

TOTAL EQUITIES (Cost $1,871,397)		1,713,719
	Principal Amount
BONDS & NOTES — 93.4%
BANK LOANS — 86.5%
Advertising — 2.4%
Clear Channel Outdoor Holdings, Inc., Term Loan B, 3 mo. USD LIBOR + 3.500%
6.306% VRN 8/21/26	$2,427,034	2,160,813
CMG Media Corp., 2021 Term Loan, 1 mo. USD LIBOR + 3.500%
6.615% VRN 12/17/26	1,451,123	1,355,596
Dotdash Meredith, Inc., Term Loan B,
0.000%12/01/28(e)	1,146,230	1,020,144
Summer (BC) Holdco B SARL, USD Term Loan B1, 3 mo. USD LIBOR + 5.000%
8.144% VRN 12/04/26	3,449,348	3,220,828
		7,757,381
Aerospace & Defense — 0.3%
TransDigm, Inc., 2020 Term Loan F, 3 mo. USD LIBOR + 2.250%
5.924% VRN 12/09/25	1,004,382	960,732
Airlines — 2.0%
Air Canada, 2021 Term Loan B, 3 mo. USD LIBOR + 3.500%
6.421% VRN 8/11/28	1,526,745	1,449,048
American Airlines, Inc., 2018 Term Loan B, 1 mo. USD LIBOR + 1.750%
4.830% VRN 6/27/25	697,082	675,298
American Airlines, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 4.750%
7.460% VRN 4/20/28	1,013,025	979,595
Kestrel Bidco, Inc., Term Loan B, 1 mo. USD LIBOR + 3.000%
5.993% VRN 12/11/26	2,565,166	2,251,574

The accompanying notes are an integral part of the financial statements.

MassMutual Global Floating Rate Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
United Airlines, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%
6.533% VRN 4/21/28	$1,184,068	$1,127,991
		6,483,506
Apparel — 0.4%
Crocs, Inc., Term Loan B,
0.000% 2/19/29 (e)	1,205,265	1,131,442
Auto Parts & Equipment — 0.7%
Clarios Global LP
2021 EUR Term Loan B, 1 mo. EURIBOR + 3.250%
3.935% VRN 4/30/26 EUR (f)	947,090	831,199
2021 USD Term Loan B, 1 mo. USD LIBOR + 3.250%
6.365% VRN 4/30/26	1,470,424	1,387,713
		2,218,912
Banks — 0.1%
AqGen Ascensus, Inc., 2021 2nd Lien Term Loan, 3 mo. USD LIBOR + 6.500%
8.813% VRN 8/02/29	250,358	224,070
Beverages — 0.9%
Amphora Finance Ltd., 2018 GBP Term Loan B, 3 mo. GBP LIBOR + 4.750%
6.641% VRN 5/23/25 GBP (f)	500,000	464,764
Sunshine Investments B.V.
2022 EUR Term Loan, 3 mo. EURIBOR + 4.250%
4.571% VRN 7/12/29 EUR (f)	779,000	705,566
2022 USD Term Loan, 3 mo. SOFR CME + 4.250%
6.962% VRN 7/12/29	152,728	145,600
Triton Water Holdings, Inc., Term Loan, 3 mo. USD LIBOR + 3.500%
7.174% VRN 3/31/28	1,626,751	1,456,170
		2,772,100
Biotechnology — 0.3%
Advanz Pharma Corp., 2021 EUR Term Loan B, 1 mo. EURIBOR + 4.750%
5.435% VRN 6/01/28 EUR (f)	1,000,000	899,196
Building Materials — 1.4%
CP Atlas Buyer, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 3.500%
6.615% VRN 11/23/27	1,239,626	1,074,755

	Principal Amount	Value
LSF10 XL Bidco S.C.A., 2021 EUR Term Loan B4, 3 mo. EURIBOR + 3.675%
4.868% VRN 4/12/28 EUR (f)	$853,470	$668,461
Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 1 mo. USD LIBOR + 2.625%
5.740% VRN 2/01/27	1,210,029	1,159,607
Vector WP Holdco, Inc., Term Loan B, 1 mo. USD LIBOR + 5.000%
8.000% VRN 10/12/28	1,571,053	1,504,283
		4,407,106
Chemicals — 4.6%
Colouroz Investment 1 GmbH
Initial EUR Term Loan, 3 mo. EURIBOR + 4.250%
5.000% VRN 9/21/23 EUR (f)	206,799	166,910
EUR Term Loan B3, 3 mo. EURIBOR + 4.250%
5.000% VRN 9/21/23 EUR (f)	14,980	12,090
Consolidated Energy Finance, SA, Term Loan B, 3 mo. USD LIBOR + 2.500%
5.293% VRN 5/07/25	1,234,583	1,179,027
CPC Acquisition Corp., Term Loan, 3 mo. USD LIBOR + 3.750%
7.424% VRN 12/29/27	2,472,409	1,918,169
Flint Group GmbH
EUR Term Loan B5, 3 mo. EURIBOR + 4.250%
5.000% VRN 9/21/23 EUR (f)	64,065	51,707
2017 EUR Incremental B6, 3 mo. EURIBOR + 4.250%
5.000% VRN 9/21/23 EUR (f)	3,703	2,988
2017 EUR Incremental B7, 3 mo. EURIBOR + 4.250%
5.000% VRN 9/21/23 EUR (f)	344,963	278,423
EUR Add on Term Loan B4, 3 mo. EURIBOR + 4.250%
5.000% VRN 9/21/23 EUR (f)	101,054	81,562
USD Term Loan C, 3 mo. USD LIBOR + 4.250%
7.009% VRN 9/21/23	596,452	481,635
Flint Group US LLC, USD 1st Lien Term Loan B2, 3 mo. USD LIBOR + 4.250%
7.009% VRN 9/21/23	3,735,522	3,016,434
GEON Performance Solutions, LLC, 2021 Term Loan, 1 mo. USD LIBOR + 4.500%
7.613% VRN 8/18/28	552,338	531,625

The accompanying notes are an integral part of the financial statements.

MassMutual Global Floating Rate Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kraton Corp., 2022 USD Term Loan, 3 mo. SOFR CME + 3.250%
6.718% VRN 3/15/29	$400,143	$384,638
LSF11 A5 Holdco LLC, Term Loan,
0.000% 10/13/28 (e)	1,437,222	1,333,024
New Arclin U.S. Holding Corp.
2021 Delayed Draw Term Loan, 3 mo. USD LIBOR + 1.000%
1.000% VRN 10/02/28 (g)	112,911	103,925
2021 Term Loan, 1 mo. USD LIBOR + 3.750%
6.865% VRN 9/30/28	767,637	706,548
Nobian Finance B.V., EUR Term Loan B, 3 mo. EURIBOR + 3.200%
3.200% VRN 7/01/26 EUR (f)	446,583	350,796
Olympus Water U.S. Holding Corp., 2021 USD Term Loan B, 3 mo. USD LIBOR + 3.750%
7.438% VRN 11/09/28	424,835	386,600
PMHC II, Inc., 2022 Term Loan B, 3 mo. SOFR CME + 4.250%
6.977% VRN 4/23/29	1,544,632	1,240,293
Polar US Borrower LLC, 2018 1st Lien Term Loan, 3 mo. USD LIBOR + 4.750%, 3 mo. Prime + 3.750%
7.205% - 10.000% VRN 10/15/25	1,226,572	989,439
Trinseo Materials Operating S.C.A., 2021 Term Loan B2, 1 mo. USD LIBOR + 2.500%
5.615% VRN 5/03/28	1,481,250	1,354,884
		14,570,717
Commercial Services — 5.3%
Albion Financing 3 SARL, EUR Term Loan, 3 mo. EURIBOR + 5.250%
5.375% VRN 8/17/26 EUR (f)	640,000	582,937
APX Group, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 3.250%
6.264% VRN 7/10/28	1,217,161	1,148,038
AVSC Holding Corp.
2020 Term Loan B1, 3 mo. USD LIBOR + 3.250%
6.394% VRN 3/03/25	2,192,795	1,914,134
2020 Term Loan B2, 3 mo. USD LIBOR + 4.500%
7.644% VRN 10/15/26	510,549	450,243
BCP V Modular Services Holdings IV Ltd., EUR Term Loan B, 3 mo. EURIBOR + 4.500%
5.693% VRN 12/15/28 EUR (f)	1,000,000	859,014

	Principal Amount	Value
Cimpress Public Ltd. Co., USD Term Loan B, 1 mo. USD LIBOR + 3.500%
6.615% VRN 5/17/28	$214,689	$196,440
CoreLogic, Inc.
Term Loan, 1 mo. USD LIBOR + 3.500%
6.625% VRN 6/02/28	1,317,145	984,566
2nd Lien Term Loan, 1 mo. USD LIBOR + 6.500%
9.625% VRN 6/04/29	532,670	356,889
EAB Global, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 3.500%
6.306% VRN 8/16/28	496,250	463,994
Eagle Bidco Ltd.
2021 EUR Term Loan B, 3 mo. EURIBOR + 3.500%
4.728% VRN 3/20/28 EUR (f)	900,000	806,630
2021 GBP Term Loan B, 1 mo. GBP LIBOR + 4.500%
6.688% VRN 3/20/28 GBP (f)	500,000	510,124
Element Materials Technology Group US Holdings, Inc.
2022 USD Term Loan, 3 mo. USD LIBOR + 4.250%
7.903% VRN 7/06/29	298,254	279,240
2022 USD Delayed Draw Term Loan, 3 mo. USD LIBOR + 4.250%
7.904% VRN 7/06/29	137,656	128,880
Ensono, LP, 2021 Term Loan, 1 mo. USD LIBOR + 3.750%
6.865% VRN 5/26/28	893,506	763,948
Fugue Finance B.V., EUR Term Loan, 3 mo. EURIBOR + 3.250%
3.742% VRN 9/01/24 EUR (f)	1,000,000	908,585
Lernen Bidco Ltd., EUR Term Loan B1, 6 mo. EURIBOR + 4.250%
4.250% VRN 10/24/25 EUR (f)	2,000,000	1,794,315
Prometric Holdings, Inc., 1st Lien Term Loan, 1 mo. USD LIBOR + 3.000%
6.115% VRN 1/29/25	982,188	904,841
Sabre GLBL, Inc.
2021 Term Loan B2, 1 mo. USD LIBOR + 3.500%
6.615% VRN 12/17/27	480,178	428,760
2021 Term Loan B1, 1 mo. USD LIBOR + 3.500%
6.615% VRN 12/17/27	301,230	268,974

The accompanying notes are an integral part of the financial statements.

MassMutual Global Floating Rate Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Techem Verwaltungsgesellschaft 675 mbH, EUR Term Loan B4, 6 mo. EURIBOR + 2.375%
2.638% VRN 7/15/25 EUR (f)	$1,000,000	$897,442
Verisure Holding AB, 2021 EUR Term Loan, 6 mo. EURIBOR + 3.250%
3.473% VRN 3/27/28 EUR (f)	1,875,000	1,644,647
Wand NewCo 3, Inc., 2020 Term Loan, 1 mo. USD LIBOR + 3.000%
6.115% VRN 2/05/26	487,310	450,518
		16,743,159
Computers — 3.5%
Ahead DB Holdings LLC, 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%
7.430% VRN 10/18/27	1,440,166	1,370,865
Magenta Buyer LLC, 2021 USD 1st Lien Term Loan, 1 mo. USD LIBOR + 4.750%
7.870% VRN 7/27/28	2,129,285	1,916,356
McAfee, LLC, 2022 USD Term Loan B, 1 mo. SOFR CME + 3.750%
6.362% VRN 3/01/29	1,275,626	1,160,131
Netsmart Technologies, Inc., 2020 Term Loan B, 1 mo. USD LIBOR + 4.000%
7.115% VRN 10/01/27	985,000	938,213
Panther Commercial Holdings LP, Term Loan, 3 mo. USD LIBOR + 4.500%
7.306% VRN 1/07/28	1,481,250	1,361,832
Redstone Holdco 2 LP, 2021 Term Loan, 3 mo. USD LIBOR + 4.750%
7.533% VRN 4/27/28	2,906,588	2,142,155
Surf Holdings LLC, USD Term Loan, 3 mo. USD LIBOR + 3.500%
6.668% VRN 3/05/27	489,704	472,261
Vision Solutions, Inc.
2021 Incremental Term Loan, 3 mo. USD LIBOR + 4.000%
6.783% VRN 4/24/28	1,175,022	1,022,269
2021 2nd Lien Term Loan, 3 mo. USD LIBOR + 7.250%
10.033% VRN 4/23/29	770,186	637,814
		11,021,896
Cosmetics & Personal Care — 0.7%
Coty, Inc., 2018 USD Term Loan B, 1 mo. USD LIBOR + 2.250%
4.935% VRN 4/07/25	811,022	786,837

	Principal Amount	Value
Hoffmaster Group, Inc., 2018 1st Lien Term Loan, 3 mo. USD LIBOR + 4.000%
7.674% VRN 11/21/23	$1,395,758	$1,257,410
Journey Personal Care Corp., 2021 Term Loan B, 3 mo. USD LIBOR + 4.250%
7.924% VRN 3/01/28	295,172	185,466
		2,229,713
Distribution & Wholesale — 0.5%
Ammeraal Beltech Holding B.V., 2018 EUR 1st Lien Term Loan, 3 mo. EURIBOR + 3.750%
4.943% VRN 7/30/25 EUR (f)	1,000,000	852,643
Fluid-Flow Products, Inc., Term Loan, 3 mo. USD LIBOR + 3.750%
7.424% VRN 3/31/28	724,771	693,062
		1,545,705
Diversified Financial Services — 2.3%
AllSpring Buyer LLC, Term Loan B, 3 mo. USD LIBOR + 3.000%
6.688% VRN 11/01/28	808,109	783,057
Astra Acquisition Corp., 2021 1st Lien Term Loan, 1 mo. USD LIBOR + 5.250%
8.365% VRN 10/25/28	860,275	726,933
Castlelake Aviation Ltd., Term Loan B, 3 mo. USD LIBOR + 2.750%
6.043% VRN 10/22/26	1,135,245	1,095,273
Deerfield Dakota Holding LLC, 2021 USD 2nd Lien Term Loan, 1 mo. USD LIBOR + 6.750%
9.865% VRN 4/07/28	1,000,000	965,000
Edelman Financial Center LLC
2021 Term Loan B, 1 mo. USD LIBOR + 3.500%
6.615% VRN 4/07/28	1,232,481	1,128,238
2018 2nd Lien Term Loan, 1 mo. USD LIBOR + 6.750%
9.865% VRN 7/20/26	1,000,000	880,000
Spa Holdings, 2022 EUR Term Loan B, 3 mo. EURIBOR + 3.500%
4.693% VRN 2/04/28 EUR (f)	1,400,000	1,230,747
VFH Parent LLC, 2022 Term Loan B,
0.000% 1/13/29 (e)	524,050	500,960
		7,310,208
Electric — 0.9%
Arvos BidCo SARL
USD 1st Lien Term Loan B2, 3 mo. USD LIBOR + 5.500%
6.500% VRN 8/29/23	122,736	66,891

The accompanying notes are an integral part of the financial statements.

MassMutual Global Floating Rate Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
EUR 1st Lien Term Loan B1, 3 mo. EURIBOR + 5.500%
6.500% VRN 8/29/23 EUR (f)	$859,863	$505,625
USD 1st Lien Term Loan B1, 3 mo. USD LIBOR + 5.500%
6.500% VRN 8/29/23	122,735	66,891
Edgewater Generation LLC, Term Loan, 1 mo. USD LIBOR + 3.750%
6.865% VRN 12/13/25	1,272,532	1,111,010
Helix Gen Funding LLC, Term Loan B, 1 mo. USD LIBOR + 3.750%
6.865% VRN 6/03/24	1,109,444	1,037,485
		2,787,902
Electrical Components & Equipment — 0.1%
SGB-SMIT Management GmbH, EUR Term Loan B, 3 mo. EURIBOR + 4.500%
5.042% VRN 7/18/24 EUR (f)	513,094	385,526
Engineering & Construction — 0.7%
DG Investment Intermediate Holdings 2, Inc., 2021 Term Loan, 1 mo. USD LIBOR + 3.750%
6.865% VRN 3/31/28	722,592	672,011
Energize HoldCo LLC, 2021 1st Lien Term Loan, 1 mo. USD LIBOR + 3.750%
6.865% VRN 12/08/28	717,117	668,116
USIC Holdings, Inc., 2021 Term Loan, 1 mo. USD LIBOR + 3.500%
6.615% VRN 5/12/28	939,598	878,129
		2,218,256
Entertainment — 2.9%
AMC Entertainment Holdings, Inc., 2019 Term Loan B, 3 mo. USD LIBOR + 3.000%
5.756% VRN 4/22/26	1,571,692	1,225,732
International Park Holdings B.V., EUR Term Loan B, 6 mo. EURIBOR + 3.500%
3.608% VRN 6/13/24 EUR (f)	1,350,000	1,234,859
Motion Finco SARL, EUR Term Loan B, 3 mo. EURIBOR + 3.000%
4.193% VRN 11/12/26 EUR (f)	1,500,000	1,289,079
Odeon Cinemas Group Ltd.
GBP PIK Fixed Toggle TLB, 6 mo. Fixed + 11.250%
11.250% VRN 8/19/23 GBP (f)	94,726	103,122
EUR PIK Toggle TLB2, 3 mo. EURIBOR + 11.250%,
11.250% VRN 8/19/23 EUR (f)	195,134	186,460

	Principal Amount	Value
Parques Reunidos SAU, 2019 EUR Term Loan B1, 6 mo. EURIBOR + 3.750%
3.984% VRN 9/16/26 EUR (f)	$500,000	$439,797
Piolin Bidco, S.A.U., 2020 EUR Incremental Term Loan B, 6 mo. EURIBOR + 7.500%
7.734% VRN 9/16/26 EUR (f)	500,000	487,820
Scientific Games Holdings LP, 2022 USD Term Loan B, 3 mo. SOFR CME + 3.500%
5.617% VRN 4/04/29	640,000	591,334
Technicolor Creative Studios, EUR Term Loan, 3 mo. EURIBOR + 6.000%
7.000% VRN 9/07/26 EUR (f)	900,000	818,097
Vacalians Group, EUR Term Loan B, 6 mo. EURIBOR + 4.000%
4.000% VRN 12/04/25 EUR (f)	330,783	308,179
Vue International Bidco PLC
2019 EUR Term Loan B, 6 mo. EURIBOR + 4.750%
4.750% VRN 7/03/26 EUR (f)	923,797	642,811
2022 EUR Term Loan, 3 mo. EURIBOR + 8.000%
9.766% VRN 6/30/27 EUR (f)	145,796	140,030
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, 1 mo. USD LIBOR + 2.750%
5.870% VRN 5/18/25	1,331,549	1,267,741
WMG Acquisition Corp., 2021 Term Loan G, 1 mo. USD LIBOR + 2.125%
5.240% VRN 1/20/28	518,991	502,124
		9,237,185
Environmental Controls — 0.6%
Gopher Resource LLC, 1st Lien Term Loan, 1 mo. USD LIBOR + 3.250%
6.365% VRN 3/06/25	1,053,638	865,300
Madison IAQ LLC, Term Loan, 3 mo. USD LIBOR + 3.250%
6.815% VRN 6/21/28	1,066,154	982,951
		1,848,251
Food — 1.2%
BCPE North Star US HoldCo 2, Inc., Term Loan, 3 mo. USD LIBOR + 4.000%
7.674% VRN 6/09/28	304,588	280,221

The accompanying notes are an integral part of the financial statements.

MassMutual Global Floating Rate Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Casino Guichard-Perrachon SA, 2021 EUR Term Loan B, 3 mo. EURIBOR + 4.000%
4.000% VRN 8/31/25 EUR (f)	$1,850,000	$1,486,283
CHG PPC Parent LLC, 2021 Term Loan, 1 mo. USD LIBOR + 3.000%
6.125% VRN 12/08/28	497,500	475,112
CTI Foods Holding Co. LLC
First Out Term Loan, 6 mo. USD LIBOR + 7.000%
10.376% VRN 5/03/24	311,434	308,598
Second Out Term Loan, 3 mo. USD LIBOR + 9.000%
12.380% VRN 5/03/24	206,511	194,305
Deoleo, S.A., EUR Senior Term Loan, 3 mo. EURIBOR + 4.000%
5.120% VRN 6/24/25 EUR (f)	75,107	70,787
Froneri International Ltd., 2020 EUR Term Loan B1, 6 mo. EURIBOR + 2.375%
3.006% VRN 1/29/27 EUR (f)	1,000,000	867,344
		3,682,650
Forest Products & Paper — 0.2%
Sylvamo Corp., Term Loan B, 1 mo. USD LIBOR + 4.500%
7.615% VRN 9/13/28	602,510	577,657
Hand & Machine Tools — 0.0%
Apex Tool Group, LLC, 2022 Term Loan, 1 mo. SOFR CME + 5.250%
8.098% VRN 2/08/29	109,286	96,308
Health Care – Products — 2.4%
Auris Luxembourg III SARL
EUR Term Loan B1A, 6 mo. EURIBOR + 4.000%
4.000% VRN 2/27/26 EUR (f)	2,000,000	1,778,791
2019 USD Term Loan B2, 6 mo. USD LIBOR + 3.750%
5.576% VRN 2/27/26	2,461,741	2,141,714
Iris BidCo GmbH, EUR Term Loan B, 3 mo. EURIBOR + 5.000%
5.238% VRN 6/29/28 EUR (f)	650,000	566,959
Lifescan Global Corp., 2018 1st Lien Term Loan, 3 mo. USD LIBOR + 6.000%
8.285% VRN 10/01/24	1,074,389	861,660
Medline Borrower LP, USD Term Loan B, 1 mo. USD LIBOR + 3.250%
6.365% VRN 10/23/28	2,493,750	2,288,789
		7,637,913

	Principal Amount	Value
Health Care – Services — 4.5%
ADMI Corp., 2021 Term Loan B2, 1 mo. USD LIBOR + 3.375%
6.490% VRN 12/23/27	$63,438	$55,786
AI Sirona (Luxembourg) Acquisition SARL, 2021 EUR 1st Lien Term Loan B, 3 mo. EURIBOR + 4.250%
5.263% VRN 12/18/28 EUR (f)	600,000	533,637
Aveanna Healthcare, LLC, 2021 2nd Lien Term Loan, 1 mo. USD LIBOR + 7.000%
10.052% VRN 12/10/29	1,497,326	1,093,048
Envision Healthcare Corp.
2022 Third Out Term Loan, 3 mo. SOFR CME + 3.750%
6.325% VRN 3/31/27	373,531	95,874
2022 Second Out Term Loan, 3 mo. SOFR CME + 4.250%
6.830% VRN 3/31/27	853,401	371,229
2022 First Out Term Loan, 3 mo. SOFR CME + 7.875%
10.531% VRN 3/31/27	146,273	140,056
ICON Luxembourg SARL, LUX Term Loan, 3 mo. USD LIBOR + 2.250%
5.938% VRN 7/03/28	701,198	684,369
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, 3 mo. USD LIBOR + 7.000%
9.877% VRN 11/01/29	294,737	280,000
NAPA Management Services Corp., Term Loan B,
0.000% 2/18/29 (e)	832,792	741,185
Radiology Partners, Inc., 2018 1st Lien Term Loan B, 1 mo. USD LIBOR + 4.250%
7.302% VRN 7/09/25	2,000,000	1,670,000
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, 1 mo. USD LIBOR + 3.750%
6.871% VRN 11/16/25	742,455	688,761
Select Medical Corp., 2017 Term Loan B, 1 mo. USD LIBOR + 2.500%
5.620% VRN 3/06/25	1,000,000	965,000
Surgery Center Holdings, Inc., 2021 Term Loan, 1 mo. USD LIBOR + 3.750%
6.510% VRN 8/31/26	1,452,359	1,376,110

The accompanying notes are an integral part of the financial statements.

MassMutual Global Floating Rate Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Team Health Holdings, Inc.
1st Lien Term Loan, 1 mo. USD LIBOR + 2.750%
5.865% VRN 2/06/24	$2,120,168	$1,927,360
2022 Term Loan B, 1 mo. SOFR CME + 5.250%
8.284% VRN 3/02/27	988,466	839,376
Tunstall Group Holdings Ltd., 2020 EUR Term Loan B, 6 mo. EURIBOR + 5.000%
5.654% VRN 6/30/25 EUR (f)	321,190	291,174
U.S. Anesthesia Partners, Inc., 2021 Term Loan, 1 mo. USD LIBOR + 4.250%
6.814% VRN 10/01/28	1,734,381	1,625,983
US Radiology Specialists, Inc., 2020 Term Loan, 3 mo. USD LIBOR + 5.250%
8.924% VRN 12/15/27	1,033,604	908,714
		14,287,662
Holding Company – Diversified — 0.4%
CEP IV Investment 16 SARL
EUR Term Loan B, 3 mo. EURIBOR + 4.750%
5.513% VRN 10/03/24 EUR (f)	500,000	414,071
USD 2nd Lien Term Loan , 3 mo. USD LIBOR + 7.750%
10.894% VRN 10/03/25	900,000	756,000
		1,170,071
Home Furnishing — 0.8%
Hilding Anders International AB, Reorg OpCo Term Loan, 3 mo. EURIBOR + 5.000%
5.750% VRN 11/29/24 EUR (f)	705,318	229,149
Mattress Firm, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 4.250%
8.433% VRN 9/25/28	2,527,288	2,208,849
		2,437,998
Household Products & Wares — 0.3%
Illuminate Merger Sub Corp., Term Loan, 3 mo. USD LIBOR + 3.500%
6.377% VRN 7/21/28	1,281,301	1,115,539
Housewares — 0.4%
Solis IV BV, USD Term Loan B1, 3 mo. SOFR CME + 3.500%
6.340% VRN 2/26/29	1,503,095	1,230,283
Insurance — 2.1%
Acrisure, LLC, 2020 Term Loan B, 1 mo. USD LIBOR + 3.500%
6.615% VRN 2/15/27	1,259,455	1,148,724

	Principal Amount	Value
Alliant Holdings Intermediate LLC, 2018 Term Loan B, 1 mo. USD LIBOR + 3.250%
6.365% VRN 5/09/25	$1,459,414	$1,396,251
AmWINS Group, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 2.250%
5.365% VRN 2/19/28	445,238	425,100
Asurion LLC, 2021 Second Lien Term Loan B4, 1 mo. USD LIBOR + 5.250%
8.365% VRN 1/20/29	2,051,724	1,559,310
Asurion, LLC, 2020 Term Loan B8, 1 mo. USD LIBOR + 3.250%
6.365% VRN 12/23/26	2,450,032	2,071,820
		6,601,205
Internet — 3.4%
Endure Digital, Inc., Term Loan, 1 mo. USD LIBOR + 3.500%
6.185% VRN 2/10/28	1,450,377	1,218,317
Hunter Holdco 3 Ltd., USD Term Loan B, 3 mo. USD LIBOR + 4.250%
7.924% VRN 8/19/28	751,360	708,157
ION Trading Finance Ltd., 2021 USD Term Loan, 3 mo. USD LIBOR + 4.750%
8.424% VRN 4/03/28	1,512,517	1,400,590
ION Trading Technologies SARL, 2021 EUR Term Loan B, 3 mo. EURIBOR + 4.250%
5.443% VRN 4/03/28 EUR (f)	888,750	798,228
MH Sub I LLC
2017 1st Lien Term Loan, 1 mo. USD LIBOR + 3.750%
6.865% VRN 9/13/24	1,478,750	1,406,424
2020 Incremental Term Loan, 1 mo. USD LIBOR + 3.750%
6.865% VRN 9/13/24	281,184	267,265
2021 2nd Lien Term Loan, 1 mo. SOFR CME + 6.250%
9.282% VRN 2/23/29	500,000	467,085
Proofpoint, Inc., 1st Lien Term Loan, 3 mo. USD LIBOR + 3.250%
6.320% VRN 8/31/28	694,186	650,508
PUG LLC
USD Term Loan, 1 mo. USD LIBOR + 3.500%
6.615% VRN 2/12/27	1,678,005	1,451,475
2021 Incremental Term Loan B, 1 mo. USD LIBOR + 4.250%
7.365% VRN 2/12/27	909,091	795,455

The accompanying notes are an integral part of the financial statements.

MassMutual Global Floating Rate Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Voyage Australia Pty Ltd., USD Term Loan B, 3 mo. USD LIBOR + 3.500%
6.210% VRN 7/20/28	$960,000	$922,205
W3 Topco LLC, 2019 Term Loan B, 3 mo. USD LIBOR + 6.000%, 6 mo. USD LIBOR + 6.000
8.980% - 9.270% VRN 8/16/25	710,652	679,561
		10,765,270
Investment Companies — 0.7%
Median B V
2021 EUR Term Loan B, 3 mo. EURIBOR + 5.000%
5.225% VRN 10/14/27 EUR (f)	800,000	714,127
2021 GBP Term Loan B, 3 mo. GBP LIBOR + 6.000%
7.465% VRN 10/14/27 GBP (f)	650,000	653,182
Triley Midco 2 Ltd, EUR Term Loan B, 1 mo. EURIBOR + 4.750%
5.435% VRN 4/09/29 EUR (f)	1,000,000	919,610
		2,286,919
Leisure Time — 1.9%
Carnival Corp., 2021 Incremental Term Loan B, 6 mo. USD LIBOR + 3.250%
6.127% VRN 10/18/28	994,987	867,301
City Football Group Ltd., Term Loan, 3 mo. USD LIBOR + 3.500%
6.484% VRN 7/21/28	920,876	874,068
HNVR Holdco Ltd., EUR Term Loan B, 6 mo. EURIBOR + 4.250%
4.284% VRN 9/12/25 EUR (f)	2,000,000	1,693,527
Richmond UK Bidco Ltd., 2017 GBP Term Loan B, 1 mo. GBP LIBOR + 4.250%
6.471% VRN 3/03/24 GBP (f)	1,982,094	2,039,754
Silk Bidco AS, EUR Term Loan B, 6 mo. EURIBOR + 4.000%
4.908% VRN 2/24/25 EUR (f)	500,000	401,732
		5,876,382
Lodging — 1.7%
Alpha Group SARL, EUR Term Loan B, 3 mo. EURIBOR + 3.750%
4.943% VRN 1/31/25 EUR (f)	1,000,000	858,161
Casper BidCo SAS, 2020 EUR Term Loan B3A, 6 mo. EURIBOR + 3.875%
3.875% VRN 7/31/26 EUR (f)	2,500,000	2,180,612

	Principal Amount	Value
Compass IV Ltd.
2018 EUR Term Loan B, 3 mo. EURIBOR + 4.000%, 6 mo. EURIBOR + 4.000%
4.063% VRN 5/09/25 EUR (f)	$500,000	$472,570
2018 EUR 2nd Lien Term Loan, 6 mo. EURIBOR + 8.000%
9.000% VRN 5/08/26 EUR (f)	500,000	472,262
Hilton Grand Vacations Borrower LLC, 2021 Term Loan B, 1 mo. USD LIBOR + 3.000%
6.115% VRN 8/02/28	532,735	514,590
Motel 6, Term Loan B, 1 mo. USD LIBOR + 5.000%
8.052% VRN 9/09/26	1,052,901	1,019,556
		5,517,751
Machinery – Diversified — 1.0%
ASP Blade Holdings, Inc., Initial Term Loan, 3 mo. USD LIBOR + 4.000%
7.674% VRN 10/13/28	992,941	867,831
Pro Mach Group, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 4.000%, 3 mo. USD LIBOR + 4.000%
7.115% - 7.674% VRN 8/31/28	1,029,973	980,132
Titan Acquisition Ltd., 2018 Term Loan B, 6 mo. USD LIBOR + 3.000%
5.877% VRN 3/28/25	1,413,461	1,262,687
		3,110,650
Media — 5.8%
A-L Parent LLC, 2016 1st Lien Term Loan, 1 mo. USD LIBOR + 3.250%
6.370% VRN 12/01/23	1,889,491	1,543,865
Altice Financing SA, EUR 2017 1st Lien Term Loan, 3 mo. EURIBOR + 2.750%
2.750% VRN 1/31/26 EUR (f)	981,959	881,049
CSC Holdings LLC, 2017 Term Loan B1, 1 mo. USD LIBOR + 2.250%
5.068% VRN 7/17/25	1,129,032	1,073,291
Cumulus Media New Holdings, Inc., Term Loan B, 1 mo. USD LIBOR + 3.750%
6.865% VRN 3/31/26	1,092,779	1,034,315
DirecTV Financing, LLC, Term Loan, 1 mo. USD LIBOR + 5.000%
8.115% VRN 8/02/27	1,334,090	1,239,543

The accompanying notes are an integral part of the financial statements.

MassMutual Global Floating Rate Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Gray Television, Inc., 2021 Term Loan D, 1 mo. USD LIBOR + 3.000%
5.564% VRN 12/01/28	$684,483	$663,339
iHeartCommunications, Inc., 2020 Term Loan, 1 mo. USD LIBOR + 3.000%
6.115% VRN 5/01/26	1,386,237	1,299,098
McGraw-Hill Global Education Holdings LLC, 2021 Term Loan, 3 mo. USD LIBOR + 4.750%, 6 mo. USD LIBOR + 4.750%
7.820% - 8.316% VRN 7/28/28	1,705,674	1,569,220
Radiate Holdco, LLC, 2021 Term Loan B, 1 mo. USD LIBOR + 3.250%
6.365% VRN 9/25/26	1,629,292	1,503,641
Springer Nature Deutschland GmbH, 2021 EUR Term Loan B17, 1 mo. EURIBOR + 2.750%
3.250% VRN 8/14/26 EUR (f)	1,511,476	1,345,530
Univision Communications, Inc.
2022 Term Loan B, 1 mo. USD LIBOR + 3.250%
6.365% VRN 1/31/29	1,184,832	1,130,401
2022 First Lien Term Loan B, 3 mo. SOFR CME + 4.250%
7.790% VRN 6/24/29	176,991	172,124
Virgin Media SFA Finance Ltd.
GBP Term Loan L, 1 mo. GBP LIBOR + 3.250%
4.973% VRN 1/15/27 GBP (f)	1,000,000	991,731
GBP Term Loan M, 1 mo. GBP LIBOR + 3.250%
4.973% VRN 11/15/27 GBP (f)	2,250,000	2,221,245
Ziggo BV, 2019 EUR Term Loan H, 6 mo. EURIBOR + 3.000%
3.764% VRN 1/31/29 EUR (f)	2,000,000	1,755,622
		18,424,014
Metal Fabricate & Hardware — 0.7%
Grinding Media, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 4.000%
7.702% VRN 10/12/28	1,237,121	1,101,037
WireCo WorldGroup, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 4.250%
7.188% VRN 11/13/28	1,204,508	1,159,339
		2,260,376

	Principal Amount	Value
Mining — 0.4%
U.S. Silica Co., 2018 Term Loan B, 1 mo. USD LIBOR + 4.000%
7.125% VRN 5/01/25	$1,164,352	$1,116,323
Miscellaneous - Manufacturing — 1.1%
Gates Global LLC, 2021 Term Loan B3, 1 mo. USD LIBOR + 2.500%
5.615% VRN 3/31/27	984,962	944,470
Gemini HDPE LLC, 2020 Term Loan B, 3 mo. USD LIBOR + 3.000%
5.810% VRN 12/31/27	770,503	735,831
Groupe Solmax, Inc., Term Loan, 3 mo. USD LIBOR + 4.750%
8.392% VRN 5/29/28	856,922	756,233
Hyperion Materials & Technologies, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 4.500%
7.570% VRN 8/30/28	546,888	508,606
LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan, 1 mo. USD LIBOR + 3.250%
6.365% VRN 9/06/25	587,957	542,684
		3,487,824
Oil & Gas — 0.7%
Gulf Finance, LLC, 2021 Term Loan, 1 mo. USD LIBOR + 6.750%
9.865% VRN 8/25/26	2,655,782	2,085,745
Packaging & Containers — 1.1%
Albea Beauty Holdings S.A., 2018 USD Term Loan B2, 3 mo. USD LIBOR + 2.750%
6.424% VRN 4/22/24	198,084	178,276
BWAY Holding Co., 2017 Term Loan B, 1 mo. USD LIBOR + 3.250%
5.814% VRN 4/03/24	1,383,735	1,286,016
Clydesdale Acquisition Holdings, Inc., Term Loan B, 1 mo. SOFR CME + 4.175%
7.309% VRN 4/13/29	664,766	626,083
Graham Packaging Co., Inc., 2021 Term Loan, 1 mo. USD LIBOR + 3.000%
6.115% VRN 8/04/27	510,053	484,826
Kouti B.V., 2021 EUR Term Loan, 3 mo. EURIBOR + 3.175%
3.757% VRN 8/31/28 EUR (f)	600,000	512,074

The accompanying notes are an integral part of the financial statements.

MassMutual Global Floating Rate Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pretium PKG Holdings, Inc.
2021 1st Lien Term Loan, 3 mo. USD LIBOR + 4.000%
6.293% VRN 10/02/28	$342,635	$305,973
2021 2nd Lien Term Loan, 3 mo. USD LIBOR + 6.750%
9.027% VRN 10/01/29	254,237	213,559
		3,606,807
Pharmaceuticals — 3.7%
Aenova Holding GmbH, 2021 EUR Term Loan B, 6 mo. EURIBOR + 4.500%
5.034% VRN 3/06/26 EUR (f)	500,000	413,253
Amneal Pharmaceuticals LLC, 2018 Term Loan B, 1 mo. USD LIBOR + 3.500%, 3 mo. USD LIBOR + 3.500%
6.625% - 7.188% VRN 5/04/25	1,686,412	1,396,906
Bausch Health Cos., Inc., 2022 Term Loan B, 1 mo. SOFR CME + 5.250%
8.098% VRN 2/01/27	1,903,013	1,456,700
Embecta Corp., Term Loan B, 3 mo. SOFR CME + 3.000%
6.553% VRN 3/30/29	366,775	355,772
Financiere Verdi I S.A.S., 2021 GBP Term Loan B, 3 mo. GBP LIBOR + 4.500%
6.688% VRN 4/17/28 GBP (f)	1,000,000	950,932
Gainwell Acquisition Corp., Term Loan B, 3 mo. USD LIBOR + 4.000%
7.674% VRN 10/01/27	598,581	569,101
Horizon Therapeutics USA, Inc., Term Loan B1, 1 mo. USD LIBOR + 2.000%
5.125% VRN 5/22/26	494,267	475,114
IVC Acquisition Ltd.
2021 EUR Term Loan B5, 3 mo. EURIBOR + 4.000%
4.391% VRN 2/13/26 EUR (f)	587,000	529,105
2022 EUR Term Loan B6, 3 mo. EURIBOR + 4.750%
5.141% VRN 2/13/26 EUR (f)	700,000	656,453
2021 GBP Term Loan B3, 3 mo. GBP LIBOR + 4.250%
6.309% VRN 2/13/26 GBP (f)	500,000	504,775
Jazz Financing Lux SARL, USD Term Loan, 1 mo. USD LIBOR + 3.500%
6.615% VRN 5/05/28	534,142	515,447

	Principal Amount	Value
Nidda Healthcare Holding AG
2020 EUR Term Loan F, 6 mo. EURIBOR + 3.500%
3.500% VRN 8/21/26 EUR (f)	$925,000	$805,312
2020 GBP Term Loan F, 6 mo. GBP LIBOR + 4.500%
5.479% VRN 8/21/26 GBP (f)	500,000	485,699
Organon & Co., USD Term Loan, 3 mo. USD LIBOR + 3.000%
6.188% VRN 6/02/28	626,522	610,859
Padagis LLC, Term Loan B, 3 mo. USD LIBOR + 4.750%
7.043% VRN 7/06/28	1,548,387	1,339,355
Perrigo Investments, LLC, Term Loan B, 1 mo. SOFR CME + 2.500%
5.634% VRN 4/20/29	483,725	475,260
PRA Health Sciences, Inc., US Term Loan, 3 mo. USD LIBOR + 2.250%
5.938% VRN 7/03/28	182,643	178,259
		11,718,302
Pipelines — 0.7%
Buckeye Partners, L.P., 2021 Term Loan B, 1 mo. USD LIBOR + 2.250%
5.365% VRN 11/01/26	388,820	378,493
Freeport LNG Investments, LLLP, Term Loan B, 3 mo. USD LIBOR + 3.500%
6.210% VRN 12/21/28	1,087,696	1,004,564
Oryx Midstream Services Permian Basin LLC, Term Loan B, 3 mo. USD LIBOR + 3.250%
6.211% VRN 10/05/28	781,682	757,012
		2,140,069
Real Estate — 0.3%
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, 1 mo. USD LIBOR + 2.750%
5.865% VRN 8/21/25	983,564	938,251
Retail — 6.1%
1011778 B.C. Unlimited Liability Co., Term Loan B4, 1 mo. USD LIBOR + 1.750%
4.871% VRN 11/19/26	491,162	468,622
Constellation Automotive Ltd.
GBP Term Loan B, 1 Day GBP LIBOR + 4.750%
5.941% VRN 7/28/28 GBP (f)	500,000	430,709

The accompanying notes are an integral part of the financial statements.

MassMutual Global Floating Rate Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GBP 2nd Lien Term Loan B, 1 Day GBP LIBOR + 7.500%,
9.190% VRN 7/27/29 GBP (f)	$500,000	$422,430
EG Group Ltd.
2018 GBP Term Loan B, 3 mo. GBP LIBOR + 4.750%
7.058% VRN 2/07/25 GBP (f)	1,321,850	1,271,128
2021 Term Loan, 3 mo. USD LIBOR + 4.250%
7.924% VRN 3/31/26	651,283	606,781
Foundation Building Materials Holding Co. LLC, 2021 Term Loan, 3 mo. USD LIBOR + 3.250%
6.056% VRN 1/31/28	1,041,876	936,126
Great Outdoors Group LLC, 2021 Term Loan B1, 1 mo. USD LIBOR + 3.750%
6.865% VRN 3/06/28	1,467,663	1,352,451
Harbor Freight Tools USA, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 2.750%
5.865% VRN 10/19/27	962,074	868,272
LBM Acquisition LLC, Term Loan B, 6 mo. USD LIBOR + 3.750%
7.121% VRN 12/17/27	2,727,411	2,374,211
Medical Solutions Holdings, Inc.
2021 Delayed Draw Term Loan, 3 mo. USD LIBOR + 3.500%
3.500% VRN 11/01/28 (g)	8,827	8,386
2021 1st Lien Term Loan, 3 mo. USD LIBOR + 3.500%
6.377% VRN 11/01/28	1,407	1,337
Michaels Cos., Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 4.250%
7.924% VRN 4/15/28	2,164,999	1,736,329
Park River Holdings, Inc., Term Loan, 3 mo. USD LIBOR + 3.250%
5.527% VRN 12/28/27	1,551,042	1,309,979
Petco Health and Wellness Co., Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.250%
6.924% VRN 3/03/28	1,205,788	1,136,082
PetSmart, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 3.750%
6.870% VRN 2/11/28	1,482,513	1,399,744
Serta Simmons Bedding LLC, 2020 Super Priority Second Out Term Loan, 1 mo. USD LIBOR + 7.500%
10.793% VRN 8/10/23	1,334,984	695,861

	Principal Amount	Value
SRS Distribution, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.500%
6.306% VRN 6/02/28	$1,332,369	$1,226,885
Staples, Inc., 7 Year Term Loan, 3 mo. USD LIBOR + 5.000%
7.782% VRN 4/16/26	1,971,984	1,724,658
White Cap Buyer LLC, Term Loan B, 1 mo. SOFR CME + 3.750%
6.784% VRN 10/19/27	1,032,589	964,180
Winterfell Financing SARL, EUR Term Loan B, 3 mo. EURIBOR + 2.925%
3.185% VRN 5/04/28 EUR (f)	500,000	425,503
		19,359,674
Software — 8.3%
AppLovin Corp., 2021 Term Loan B, 3 mo. USD LIBOR + 3.000%
6.674% VRN 10/25/28	684,925	656,672
Ascend Learning LLC
2021 Term Loan, 1 mo. USD LIBOR + 3.500%
6.615% VRN 12/11/28	873,899	804,861
2021 2nd Lien Term Loan, 1 mo. USD LIBOR + 5.750%
8.865% VRN 12/10/29	454,545	393,468
Athenahealth, Inc.
2022 Delayed Draw Term Loan, 3 mo. SOFR + 3.500%
3.500% VRN 2/15/29 (g)	107,049	95,702
2022 Term Loan B, 1 mo. SOFR CME + 3.500%,
6.576% VRN 2/15/29	630,009	563,228
Banff Merger Sub, Inc.
2021 USD Term Loan, 1 mo. USD LIBOR + 3.750%
6.865% VRN 10/02/25	1,587,490	1,500,940
2021 USD 2nd Lien Term Loan, 1 mo. USD LIBOR + 5.500%
8.615% VRN 2/27/26	283,962	262,665
CDK Global, Inc., 2022 USD Term Loan B, 3 mo. SOFR CME + 4.500%,
6.610% VRN 7/06/29	1,044,712	1,004,469
Cloudera, Inc.
2021 Term Loan, 1 mo. USD LIBOR + 3.750%
6.865% VRN 10/08/28	1,017,979	890,731
2021 Second Lien Term Loan, 1 mo. USD LIBOR + 6.000%
9.115% VRN 10/08/29	566,667	476,000

The accompanying notes are an integral part of the financial statements.

MassMutual Global Floating Rate Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Cornerstone OnDemand, Inc., 2021 Term Loan, 1 mo. USD LIBOR + 3.750%
6.865% VRN 10/16/28	$993,753	$829,784
Finastra USA, Inc.
USD 2nd Lien Term Loan,
0.000% 6/13/25 (e)	6,482	5,230
USD 1st Lien Term Loan, 3 mo. USD LIBOR + 3.500%
6.871% VRN 6/13/24	1,293,110	1,117,247
Hyland Software, Inc.
2018 1st Lien Term Loan, 1 mo. USD LIBOR + 3.500%
6.615% VRN 7/01/24	973,160	940,199
2021 2nd Lien Term Loan, 1 mo. USD LIBOR + 6.250%
9.365% VRN 7/07/25	501,818	491,782
Iris Bidco Ltd., 2018 GBP Term Loan B, 1 mo. GBP LIBOR + 4.500%
6.716% VRN 9/03/25 GBP (f)	1,000,000	1,022,760
Ivanti Software, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 4.250%
7.332% VRN 12/01/27	1,731,300	1,340,684
Loyalty Ventures, Inc., Term Loan B, 1 mo. USD LIBOR + 4.500%
7.615% VRN 11/03/27	1,558,593	467,578
MedAssets Software Intermediate Holdings, Inc.
2021 Term Loan, 1 mo. USD LIBOR + 4.000%
7.115% VRN 12/18/28	938,725	861,280
2021 2nd Lien Term Loan, 1 mo. USD LIBOR + 6.750%
9.865% VRN 12/17/29	308,219	262,501
Mitchell International, Inc.
2021 Term Loan B, 1 mo. USD LIBOR + 3.750%
6.734% VRN 10/15/28	985,625	890,512
2021 2nd Lien Term Loan, 3 mo. USD LIBOR + 6.500%
9.570% VRN 10/15/29	400,000	373,500
Playtika Holding Corp., 2021 Term Loan, 1 mo. USD LIBOR + 2.750%
5.865% VRN 3/13/28	484,327	462,973
Polaris Newco LLC, USD Term Loan B, 1 mo. USD LIBOR + 4.000%
7.674% VRN 6/02/28	883,578	813,387

	Principal Amount	Value
Quest Software US Holdings, Inc.
2022 Term Loan,
0.000% 2/01/29 (e)	$1,699,087	$1,244,581
2022 2nd Lien Term Loan,
0.000% 2/01/30 (e)	1,801,662	1,033,703
Rackspace Technology Global, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 2.750%
5.617% VRN 2/15/28	1,188,715	842,752
Renaissance Holding Corp.
2018 1st Lien Term Loan, 1 mo. USD LIBOR + 3.250%
6.365% VRN 5/30/25	1,204,980	1,143,225
2018 2nd Lien Term Loan, 1 mo. USD LIBOR + 7.000%
10.115% VRN 5/29/26	500,000	475,000
Skopima Merger Sub, Inc., Term Loan B, 1 mo. USD LIBOR + 4.000%
7.115% VRN 5/12/28	1,693,574	1,565,709
SS&C Technologies, Inc., 2018 Term Loan B5, 1 mo. USD LIBOR + 1.750%
4.865% VRN 4/16/25	455,782	441,538
Tibco Software, Inc., 2020 2nd Lien Term Loan, 1 mo. USD LIBOR + 7.250%
10.365% VRN 3/03/28	385,441	383,876
The Ultimate Software Group, Inc., 2021 2nd Lien Term Loan, 3 mo. USD LIBOR + 5.250%
7.535% VRN 5/03/27	195,332	183,612
Veritas US, Inc.
2021 EUR Term Loan B, 3 mo. EURIBOR + 4.750%
5.943% VRN 9/01/25 EUR (f)	734,464	547,957
2021 USD Term Loan B, 3 mo. USD LIBOR + 5.000%
8.674% VRN 9/01/25	2,456,348	1,939,483
		26,329,589
Telecommunications — 4.2%
CCI Buyer, Inc., Term Loan, 3 mo. SOFR CME + 4.000%
7.553% VRN 12/17/27	1,772,476	1,667,014
CenturyLink, Inc., 2020 Term Loan B, 1 mo. USD LIBOR + 2.250%
5.365% VRN 3/15/27	1,512,148	1,372,517
Cincinnati Bell, Inc., 2021 Term Loan B2, 1 mo. SOFR CME + 3.250%
6.384% VRN 11/22/28	641,935	614,384

The accompanying notes are an integral part of the financial statements.

MassMutual Global Floating Rate Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CommScope, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 3.250%
6.365% VRN 4/06/26	$1,221,367	$1,125,184
Consolidated Communications, Inc., 2021 Term Loan B, 1 mo. USD LIBOR + 3.500%
6.625% VRN 10/02/27	775,793	668,152
Delta TopCo, Inc., 2020 Term Loan B, 3 mo. USD LIBOR + 3.750%
6.832% VRN 12/01/27	737,500	666,117
Digicel International Finance Ltd., 2017 Term Loan B, 1 mo. USD LIBOR + 3.250%
6.365% VRN 5/28/24	148,689	132,210
GoTo Group, Inc., Term Loan B, 1 mo. USD LIBOR + 4.750%
7.802% VRN 8/31/27	996,199	688,294
Intelsat Jackson Holdings S.A., 2021 Exit Term Loan B,
0.000% 2/01/29 (e)	992,718	929,432
Level 3 Financing, Inc., 2019 Term Loan B, 1 mo. USD LIBOR + 1.750%
4.865% VRN 3/01/27	774,956	734,875
Lorca Holdco Ltd., EUR Term Loan B1, 6 mo. EURIBOR + 4.250%
4.499% VRN 9/17/27 EUR (f)	500,000	450,823
Matterhorn Telecom SA, 2020 EUR Term Loan B, 3 mo. EURIBOR + 2.625%
3.691% VRN 9/15/26 EUR (f)	1,000,000	902,871
Numericable Group SA, EUR Term Loan B11, 3 mo. EURIBOR + 3.000%
3.238% VRN 7/31/25 EUR (f)	1,989,501	1,750,872
Venga Finance SARL, 2021 USD Term Loan B, 3 mo. USD LIBOR + 4.750%
7.820% VRN 12/04/28	923,077	849,231
Zayo Group Holdings, Inc., USD Term Loan, 1 mo. USD LIBOR + 3.000%
6.115% VRN 3/09/27	860,786	716,716
		13,268,692
Transportation — 1.8%
First Student Bidco, Inc.
Term Loan C, 3 mo. USD LIBOR + 3.000%
6.642% VRN 7/21/28	501,529	463,367
Term Loan B, 3 mo. USD LIBOR + 3.000%
6.642% VRN 7/21/28	1,348,496	1,245,889

	Principal Amount	Value
Kenan Advantage Group, Inc.
2021 Term Loan B1, 1 mo. USD LIBOR + 3.750%
6.865% VRN 3/24/26	$1,766,504	$1,659,418
2021 2nd Lien Term Loan, 1 mo. USD LIBOR + 7.250%
10.365% VRN 9/01/27	528,634	486,344
Worldwide Express Operations LLC, 2021 1st Lien Term Loan, 3 mo. USD LIBOR + 4.000%
7.674% VRN 7/26/28	1,985,000	1,799,522
		5,654,540

TOTAL BANK LOANS (Cost $319,637,209)		273,537,427

CORPORATE DEBT — 6.9%
Airlines — 0.1%
American Airlines, Inc.
11.750% 7/15/25 (h)	167,000	174,405
Auto Manufacturers — 0.4%
Aston Martin Capital Holdings Ltd.
10.500% 11/30/25 (h)	1,200,000	1,175,472
Auto Parts & Equipment — 0.1%
Clarios Global LP / Clarios US Finance Co.
4.375% 5/15/26 EUR (f) (h)	400,000	345,770
Biotechnology — 0.3%
Cidron Aida Finco SARL
6.250% 4/01/28 GBP (f) (h)	1,100,000	967,211
Commercial Services — 0.9%
Albion Financing 1 SARL / Aggreko Holdings, Inc.
5.250% 10/15/26 EUR (f) (h)	260,000	217,865
APCOA Parking Holdings GmbH, 3 mo. EURIBOR + 5.000%
5.000% FRN 1/15/27 EUR (f) (h)	339,000	299,578
BCP V Modular Services Finance II PLC
6.125% 11/30/28 GBP (f) (h)	350,000	302,909
Castor SpA
6.000% 2/15/29 EUR (f) (h)	196,000	167,084
3 mo. EURIBOR + 5.250% 6.250% FRN 2/15/29 EUR (f) (h)	556,000	496,302
Travelex Issuerco Ltd.
12.500% 8/05/25 GBP (f) (h)	470,235	656,301
Verisure Holding AB
3.250% 2/15/27 EUR (f) (h)	750,000	595,992
3.875% 7/15/26 EUR (f) (h)	200,000	168,236
		2,904,267

The accompanying notes are an integral part of the financial statements.

MassMutual Global Floating Rate Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Diversified Financial Services — 0.0%
Travelex Topco Ltd., (Acquired 4/27/17-1/13/20, Cost $274,354),
8.000% 5/15/22 EUR (b) (c) (d) (f) (h) (i)	$250,000	$—
Electric — 0.1%
Energia Group NI FinanceCo PLC/Energia Group ROI Holdings DAC
4.750% 9/15/24 GBP (f) (h)	350,000	351,713
Entertainment — 0.2%
CPUK Finance Ltd.
4.875% 2/28/47 GBP (f) (h)	600,000	608,297
6.500% 8/28/26 GBP (f) (h)	100,000	101,262
		709,559
Food — 0.4%
Bellis Acquisition Co. PLC
3.250% 2/16/26 GBP (f) (h)	750,000	630,168
Quatrim SASU
5.875% 1/15/24 EUR (f) (h)	500,000	457,036
		1,087,204
Health Care – Services — 0.0%
Tenet Healthcare Corp.
4.625% 7/15/24	105,000	101,533
Internet — 0.2%
United Group BV
4.000% 11/15/27 EUR (f) (h)	500,000	345,087
4.625% 8/15/28 EUR (f) (h)	450,000	310,811
		655,898
Leisure Time — 0.1%
CWT Travel Group, Inc.
8.500% 11/19/26 (h)	217,376	186,943
Lodging — 0.2%
TVL Finance PLC 3 mo. GBP LIBOR + 5.395%
7.041% FRN 7/15/25 GBP (f) (h)	725,000	722,478
Machinery – Diversified — 0.1%
Galapagos SA 3 mo. EURIBOR + 4.750%
0.000% VRN 6/15/21 EUR (f) (h) (i)	20,000	98
Mangrove Luxco III SARL
7.775% 10/09/25 EUR (f) (h)	277,027	208,241
		208,339
Media — 0.8%
Altice Financing SA
2.250% 1/15/25 EUR (f) (h)	300,000	258,204

	Principal Amount	Value
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc.
5.875% 8/15/27 (h)	$502,000	$432,779
DISH DBS Corp.
5.250% 12/01/26 (h)	441,000	361,116
5.750% 12/01/28 (h)	567,000	427,269
Radiate Holdco LLC / Radiate Finance, Inc.
4.500% 9/15/26 (h)	102,000	83,663
Tele Columbus AG
3.875% 5/02/25 EUR (f) (h)	1,250,000	987,900
		2,550,931
Oil & Gas Services — 0.3%
KCA Deutag UK Finance PLC
3.950% 11/30/25 (b) (c) (j)	411,567	411,567
9.875% 12/01/25 (h)	390,061	356,776
6.000% 5/27/27 (b) (c) (j)	289,958	289,958
		1,058,301
Packaging & Containers — 0.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
2.125% 8/15/26 EUR (f) (h)	500,000	375,571
Mauser Packaging Solutions Holding Co.
4.750% 4/15/24 EUR (f) (h)	1,000,000	913,228
Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer, Inc.
4.375% 10/15/28 (h)	212,000	175,311
		1,464,110
Pharmaceuticals — 0.5%
Nidda Healthcare Holding GmbH
3.500% 9/30/24 EUR (f) (h)	1,900,000	1,685,196
Retail — 0.5%
eG Global Finance PLC
4.375% 2/07/25 EUR (f) (h)	325,000	273,924
House of Fraser Funding PLC 3 mo. GBP LIBOR + 5.750%
0.000% VRN 9/15/20 GBP (f) (h) (i)	300,000	335
Staples, Inc.
7.500% 4/15/26 (h)	300,000	251,232
Stonegate Pub Co. Financing 2019 PLC, 3 mo. EURIBOR + 5.750%
6.071% FRN 7/31/25 EUR (f) (h)	1,100,000	959,469
		1,484,960
Software — 0.5%
CWT Travel Group, Inc.
8.500% 11/19/26 (h)	1,765,508	1,518,337

The accompanying notes are an integral part of the financial statements.

MassMutual Global Floating Rate Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Telecommunications — 0.6%
Altice France SA/France
2.500% 1/15/25 EUR (f) (h)	$350,000	$303,633
4.000% 7/15/29 EUR (f) (h)	500,000	369,969
PLT VII Finance SARL
4.625% 1/05/26 EUR (f) (h)	1,500,000	1,313,880
		1,987,482
Transportation — 0.1%
Anarafe SL
3 mo. EURIBOR + 11.750% 12.923% VRN 3/31/26 EUR (f) (h)	159,084	161,952
3 mo. EURIBOR + 11.750% 12.923% VRN 3/31/26 EUR (f) (h)	164,354	167,317
		329,269

TOTAL CORPORATE DEBT (Cost $29,490,740)		21,669,378

TOTAL BONDS & NOTES (Cost $349,127,949)		295,206,805

	Number of Shares
WARRANTS — 0.0%
Technology — 0.0%
Software — 0.0%
Travelex Topco Ltd. (a)	285	14,320

TOTAL WARRANTS (Cost $0)		14,320

TOTAL LONG-TERM INVESTMENTS (Cost $350,999,346)		296,934,844

TOTAL INVESTMENTS — 93.9% (Cost $350,999,346) (k)		296,934,844

Less Unfunded Loan Commitments — (0.1)%		(228,563)

NET INVESTMENTS — 93.8% (Cost $350,770,783)		296,706,281

Other Assets/(Liabilities) — 6.2%		19,622,143

NET ASSETS — 100.0%		$316,328,424

Abbreviation Legend

FRN	Floating Rate Note
PIK	Payment In Kind
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment is valued using significant unobservable inputs.
(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2022, these securities amounted to a value of $1,325,554 or 0.42% of net assets.

(d)

Restricted security. Certain securities are restricted as to resale. At September 30, 2022, these securities amounted to a value of $191,906 or 0.06% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)	All or a portion of the security represents unsettled loan commitments at September 30, 2022 where the rate will be determined at time of settlement.
(f)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(g)	Unfunded or partially unfunded loan commitments.
(h)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $20,866,320 or 6.60% of net assets.

(i)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2022, these securities amounted to a value of $433 or 0.00% of net assets.

(j)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(k)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Global Floating Rate Fund – Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	61.1%
United Kingdom	9.5%
Luxembourg	7.3%
France	3.9%
Canada	2.8%
Germany	2.7%
Netherlands	2.6%
Ireland	1.0%
Sweden	0.8%
Spain	0.4%
India	0.4%
Swaziland	0.4%
Australia	0.3%
Turkey	0.3%
Italy	0.2%
Israel	0.1%
Norway	0.1%
Saint Lucia	0.0%
Total Long-Term Investments	93.9%
Other Assets and Liabilities	6.1%
Net Assets	100.0%

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Canadian Imperial Bank of Commerce*	10/14/22	USD	66,176,630	EUR	66,361,027	$1,095,115
Morgan Stanley & Co. LLC*	10/14/22	GBP	355,871	USD	396,769	664
Morgan Stanley & Co. LLC*	10/14/22	EUR	1,257,112	USD	1,232,055	819
Morgan Stanley & Co. LLC*	10/14/22	USD	19,950,317	GBP	17,387,437	532,204
						$1,628,802

*	Contracts are subject to a master netting agreement or similar agreement.

Currency Legend

EUR	Euro
GBP	British Pound
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Global Credit Income Opportunities Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 0.4%
COMMON STOCK — 0.4%
France — 0.0%
Technicolor Creative Studios SA (a)	14,662	$28,021
Vantiva SA (a)	14,662	14,634
		42,655
Spain — 0.0%
Bahia De Las Isletas SL, Class A2 (Acquired 1/12/22, Cost $0) (a) (b) (c) (d)	349	—
Bahia De Las Isletas SL, Class A3 (Acquired 1/12/22, Cost $0) (a) (b) (c) (d)	49	—
Bahia De Las Isletas SL, Class B2 (Acquired 1/12/22, Cost $0) (a) (b) (c) (d)	445	—
Bahia De Las Isletas SL, Class B3 (a)	62	668
		668
United Kingdom — 0.4%
Don Jersey Topco Ltd. (Acquired 8/03/20 - 1/11/22, Cost $205,530) (a) (b) (c) (d)	292,774	168,679
Innovation International Holdings Ltd. (a) (b) (c)	142,479	138,404
KCA Deutag International Ltd. (a)	2,731	162,038
Travelex Topco Ltd. (Acquired 8/06/20 - 4/07/22, Cost $0) (a) (b) (c) (d)	8,856	—
		469,121
United States — 0.0%
Fieldwood Energy LLC (a) (b) (c)	496	27,543
		27,543

TOTAL COMMON STOCK (Cost $377,287)		539,987

TOTAL EQUITIES (Cost $377,287)		539,987

	Principal Amount
BONDS & NOTES — 87.6%
BANK LOANS — 39.8%
Australia — 0.3%
Voyage Australia Pty Ltd., USD Term Loan B, 3 mo. USD LIBOR + 3.500%
6.210% VRN 7/20/28	$477,582	458,780

	Principal Amount	Value
Canada — 1.4%
Air Canada, 2021 Term Loan B, 3 mo. USD LIBOR + 3.500%
6.421% VRN 8/11/28	$352,830	$334,874
Kestrel Bidco, Inc., Term Loan B, 1 mo. USD LIBOR + 3.000%
5.993% VRN 12/11/26	746,740	655,451
Titan Acquisition Ltd., 2018 Term Loan B, 6 mo. USD LIBOR + 3.000%
5.877% VRN 3/28/25	942,191	841,688
		1,832,013
France — 1.5%
Albea Beauty Holdings S.A., 2018 USD Term Loan B2, 3 mo. USD LIBOR + 2.750%
6.424% VRN 4/22/24	65,871	59,284
Casino Guichard-Perrachon SA, 2021 EUR Term Loan B, 3 mo. EURIBOR + 4.000%
4.000% VRN 8/31/25 EUR (e)	500,000	401,698
Casper BidCo SAS, 2020 EUR Term Loan B3A, 6 mo. EURIBOR + 3.875%
3.875% VRN 7/31/26 EUR (e)	500,000	436,122
LBM Acquisition LLC, Term Loan B, 6 mo. USD LIBOR + 3.750%
7.121% VRN 12/17/27	496,759	432,429
Technicolor Creative Studios, EUR Term Loan, 3 mo. EURIBOR + 6.000%
7.000% VRN 9/07/26 EUR (e)	300,000	272,699
Vacalians Group, EUR Term Loan B, 6 mo. EURIBOR + 4.000%
4.000% VRN 12/04/25 EUR (e)	330,783	308,179
		1,910,411
Germany — 1.3%
Aenova Holding GmbH, 2021 EUR Term Loan B, 6 mo. EURIBOR + 4.500%
5.034% VRN 3/06/26 EUR (e)	500,000	413,253
Colouroz Investment 1 GmbH
Initial EUR Term Loan, 3 mo. EURIBOR + 4.250%
5.000% VRN 9/21/23 EUR (e)	893,458	721,119
EUR Term Loan B3, 3 mo. EURIBOR + 4.250%
5.000% VRN 9/21/23 EUR (e)	16,259	13,123

The accompanying notes are an integral part of the financial statements.

MassMutual Global Credit Income Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Flint Group GmbH
EUR Term Loan B5, 3 mo. EURIBOR + 4.250%
5.000% VRN 9/21/23 EUR (e)	$69,404	$56,016
2017 EUR Incremental B6, 3 mo. EURIBOR + 4.250%
5.000% VRN 9/21/23 EUR (e)	3,989	3,219
2017 EUR Incremental B7, 3 mo. EURIBOR + 4.250%
5.000% VRN 9/21/23 EUR (e)	9,795	7,906
EUR Add on Term Loan B4, 3 mo. EURIBOR + 4.250%
5.000% VRN 9/21/23 EUR (e)	109,475	88,359
Iris BidCo GmbH, EUR Term Loan B, 3 mo. EURIBOR + 5.000%
5.238% VRN 6/29/28 EUR (e)	500,000	436,122
		1,739,117
Ireland — 0.7%
ION Trading Finance Ltd., 2021 USD Term Loan, 3 mo. USD LIBOR + 4.750%
8.424% VRN 4/03/28	986,952	913,918
Luxembourg — 3.4%
Advanz Pharma Corp., 2021 EUR Term Loan B, 1 mo. EURIBOR + 4.750%
5.435% VRN 6/01/28 EUR (e)	500,000	449,598
Alpha Group SARL, EUR Term Loan B, 3 mo. EURIBOR + 3.750%
4.943% VRN 1/31/25 EUR (e)	1,000,000	858,161
Arvos BidCo SARL
USD 1st Lien Term Loan B1, 3 mo. USD LIBOR + 5.500%
6.500% VRN 8/29/23	319,425	174,087
USD 1st Lien Term Loan B2, 3 mo. USD LIBOR + 5.500%
8.306% VRN 8/29/23	320,392	174,614
Auris Luxembourg III SARL, EUR Term Loan B1A, 6 mo. EURIBOR + 4.000%
4.000% VRN 2/27/26 EUR (e)	500,000	444,698
CCP Lux Holding SARL, EUR 1st Lien Term Loan, 6 mo. EURIBOR + 4.000%,
4.238% VRN 1/10/25 EUR (e)	500,000	460,623
CEP IV Investment 16 SARL
EUR Term Loan B, 3 mo. EURIBOR + 4.750%
5.513% VRN 10/03/24 EUR (e)	500,000	414,071

	Principal Amount	Value
USD 2nd Lien Term Loan , 3 mo. USD LIBOR + 7.750%
10.894% VRN 10/03/25	$1,050,000	$882,000
Intelsat Jackson Holdings S.A., 2021 Exit Term Loan B,
0.000% 2/01/29 (f)	661,812	619,622
		4,477,474
Netherlands — 1.6%
Fugue Finance B.V., EUR Term Loan, 3 mo. EURIBOR + 3.250%
3.742% VRN 9/01/24 EUR (e)	750,000	681,439
International Park Holdings B.V., EUR Term Loan B, 6 mo. EURIBOR + 3.500%
3.608% VRN 6/13/24 EUR (e)	500,000	457,355
Median B V, 2021 EUR Term Loan B, 3 mo. EURIBOR + 5.000%
5.225% VRN 10/14/27 EUR (e)	500,000	446,329
TMF Group Holding B.V., 2018 EUR 2nd Lien Term Loan, 6 mo. EURIBOR + 6.875%,
6.875% VRN 5/04/26 EUR (e)	500,000	463,074
		2,048,197
Spain — 0.1%
Deoleo, S.A., EUR Senior Term Loan, 3 mo. EURIBOR + 4.000%
5.120% VRN 6/24/25 EUR (e)	75,107	70,787
Sweden — 0.5%
Hilding Anders International AB, Reorg OpCo Term Loan, 3 mo. EURIBOR + 5.000%,
5.750% VRN 11/29/24 EUR (e)	510,180	165,750
IGT Holding IV AB, 2021 USD Term Loan B2, 3 mo. USD LIBOR + 3.400%
7.074% VRN 3/31/28	452,874	430,230
		595,980
United Kingdom — 5.2%
Albion Financing 3 SARL, EUR Term Loan, 3 mo. EURIBOR + 5.250%
5.375% VRN 8/17/26 EUR (e)	510,000	464,528
City Football Group Ltd., Term Loan, 3 mo. USD LIBOR + 3.500%
6.484% VRN 7/21/28	920,876	874,068
Constellation Automotive Ltd., GBP Term Loan B, 1 Day GBP LIBOR + 4.750%
5.941% VRN 7/28/28 GBP (e)	500,000	430,709

The accompanying notes are an integral part of the financial statements.

MassMutual Global Credit Income Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
HNVR Holdco Ltd., EUR Term Loan B, 6 mo. EURIBOR + 4.250%
4.284% VRN 9/12/25 EUR (e)	$1,000,000	$846,763
Innovation Group PLC
2021 GBP Super Priority Facility 1,
0.000% 9/30/25 GBP (b) (c) (e) (f)	33,266	37,143
2021 GBP Super Priority Facility 2,
0.000% 9/30/25 GBP (b) (c) (e) (f)	29,954	33,445
2021 GBP Term Loan B,
0.000% 9/30/25 GBP (b) (c) (e) (f)	71,679	80,033
2021 EUR Term Loan B2,
0.000% 9/30/25 EUR (b) (c) (e) (f)	190,064	186,272
IVC Acquisition Ltd., 2022 EUR Term Loan B6, 3 mo. EURIBOR + 4.750%
5.141% VRN 2/13/26 EUR (e)	500,000	468,895
Lernen Bidco Ltd., EUR Term Loan B1, 6 mo. EURIBOR + 4.250%
4.250% VRN 10/24/25 EUR (e)	500,000	448,579
Odeon Cinemas Group Ltd.
GBP PIK Fixed Toggle TLB, 6 mo. Fixed + 11.250%
11.250% VRN 8/19/23 GBP (e)	55,336	60,241
EUR PIK Toggle TLB2, 3 mo. EURIBOR + 11.250%,
11.250% VRN 8/19/23 EUR (e)	117,080	111,876
Richmond UK Bidco Ltd., 2017 GBP Term Loan B, 1 mo. GBP LIBOR + 4.250%
6.471% VRN 3/03/24 GBP (e)	700,000	720,363
Tunstall Group Holdings Ltd., 2020 EUR Term Loan B, 6 mo. EURIBOR + 5.000%
5.654% VRN 6/30/25 EUR (e)	282,314	255,931
Virgin Media SFA Finance Ltd., GBP Term Loan L, 1 mo. GBP LIBOR + 3.250%
4.973% VRN 1/15/27 GBP (e)	1,000,000	991,731
Vue International Bidco PLC
2019 EUR Term Loan B, 6 mo. EURIBOR + 4.750%
4.750% VRN 7/03/26 EUR (e)	1,000,000	695,835
2022 EUR Term Loan, 3 mo. EURIBOR + 8.000%
9.766% VRN 6/30/27 EUR (e)	157,822	151,580
		6,857,992
United States — 23.8%
A-L Parent LLC, 2016 1st Lien Term Loan, 1 mo. USD LIBOR + 3.250%
6.370% VRN 12/01/23	495,898	405,188

	Principal Amount	Value
AMC Entertainment Holdings, Inc., 2019 Term Loan B, 3 mo. USD LIBOR + 3.000%
5.756% VRN 4/22/26	$685,403	$534,532
American Airlines, Inc., 2021 Term Loan, 3 mo. USD LIBOR + 4.750%
7.460% VRN 4/20/28	506,512	489,797
AqGen Ascensus, Inc., 2021 2nd Lien Term Loan, 3 mo. USD LIBOR + 6.500%
8.813% VRN 8/02/29	250,358	224,070
Archroma Finance SARL, EUR 2017 Term Loan B1,
0.000% 8/11/24 EUR (e) (f)	750,000	714,824
Astra Acquisition Corp., 2021 1st Lien Term Loan, 1 mo. USD LIBOR + 5.250%
8.365% VRN 10/25/28	573,517	484,622
Asurion LLC, 2021 Second Lien Term Loan B4, 1 mo. USD LIBOR + 5.250%
8.365% VRN 1/20/29	775,862	589,655
Athenahealth, Inc.
2022 Delayed Draw Term Loan, 3 mo. SOFR + 3.500%
3.500% VRN 2/15/29 (g)	144,928	129,565
2022 Term Loan B, 1 mo. SOFR + 3.500%
6.576% VRN 2/15/29	852,935	762,524
Aveanna Healthcare, LLC, 2021 2nd Lien Term Loan, 1 mo. USD LIBOR + 7.000%
10.052% VRN 12/10/29	748,663	546,524
AVSC Holding Corp., 2020 Term Loan B1, 3 mo. USD LIBOR + 3.250%
6.394% - 6.394% VRN 3/03/25	1,458,481	1,273,137
Bausch Health Cos., Inc., 2022 Term Loan B, 1 mo. SOFR CME + 5.250%
8.098% VRN 2/01/27	662,455	507,090
BCPE North Star US HoldCo 2, Inc., Term Loan, 3 mo. USD LIBOR + 4.000%
7.674% VRN 6/09/28	243,670	224,177
BVI Medical, Inc., 2020 EUR Term Loan B, 3 mo. EURIBOR + 3.500%
3.700% VRN 3/02/26 EUR (e)	495,881	411,603
BWAY Holding Co., 2017 Term Loan B, 1 mo. USD LIBOR + 3.250%
5.814% VRN 4/03/24	1,278,710	1,188,408

The accompanying notes are an integral part of the financial statements.

MassMutual Global Credit Income Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Carnival Corp., 2021 Incremental Term Loan B, 6 mo. USD LIBOR + 3.250%
6.127% VRN 10/18/28	$886,161	$772,440
CDK Global, Inc., 2022 USD Term Loan B, 3 mo. SOFR CME + 4.500%,
6.610% VRN 7/06/29	363,141	349,153
Cincinnati Bell, Inc., 2021 Term Loan B2, 1 mo. SOFR CME + 3.250%
6.384% VRN 11/22/28	513,548	491,507
Clear Channel Outdoor Holdings, Inc., Term Loan B, 3 mo. USD LIBOR + 3.500%
6.306% VRN 8/21/26	1,518,816	1,352,217
Cloudera, Inc.
2021 Term Loan, 1 mo. USD LIBOR + 3.750%
6.865% VRN 10/08/28	55,213	48,311
2021 Second Lien Term Loan, 1 mo. USD LIBOR + 6.000%
9.115% VRN 10/08/29	566,667	476,000
Clydesdale Acquisition Holdings, Inc., Term Loan B, 1 mo. SOFR CME + 4.175%
7.309% VRN 4/13/29	332,383	313,041
CoreLogic, Inc., 2nd Lien Term Loan, 1 mo. USD LIBOR + 6.500%
9.625% VRN 6/04/29	355,114	237,926
Dotdash Meredith, Inc., Term Loan B,
0.000% 12/01/28 (f)	916,984	816,115
Element Materials Technology Group US Holdings, Inc.
2022 USD Delayed Draw Term Loan, 3 mo. USD LIBOR +4.250%
7.904% VRN 7/06/29	33,218	31,100
2022 USD Term Loan, 3 mo. USD LIBOR + 4.250%
7.903% VRN 7/06/29	71,972	67,383
Ensono, LP, 2021 Term Loan, 1 mo. USD LIBOR + 3.750%
6.865% VRN 5/26/28	1,409	1,205
Finastra USA, Inc., USD 1st Lien Term Loan, 3 mo. USD LIBOR + 3.500%
6.871% VRN 6/13/24	666,871	576,177
Five Star Intermediate Holding LLC, Term Loan, 1 mo. SOFR CME + 4.250%
7.270% - 7.620% VRN 5/05/29	201,721	191,383

	Principal Amount	Value
Flint Group GmbH, USD Term Loan C, 3 mo. USD LIBOR + 4.250%
7.009% - 7.009% VRN 9/21/23	$48,807	$39,412
Flint Group US LLC, USD 1st Lien Term Loan B2, 3 mo. USD LIBOR + 4.250%
5.000% - 7.009% VRN 9/21/23	295,805	238,863
GEON Performance Solutions, LLC, 2021 Term Loan, 1 mo. USD LIBOR + 4.500%
7.613% VRN 8/18/28	368,225	354,417
Great Outdoors Group, LLC, 2021 Term Loan B1, 1 mo. USD LIBOR + 3.750%
6.865% VRN 3/06/28	606,771	559,140
Grinding Media, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 4.000%
7.702% VRN 10/12/28	296,772	264,127
Gulf Finance, LLC, 2021 Term Loan, 1 mo. USD LIBOR + 6.750%
9.870% VRN 8/25/26	1,003,652	788,228
Hunter Holdco 3 Ltd., USD Term Loan B, 3 mo. USD LIBOR + 4.250%
7.924% VRN 8/19/28	412,990	389,243
Hyland Software, Inc., 2021 2nd Lien Term Loan, 1 mo. USD LIBOR + 6.250%
9.365% VRN 7/07/25	250,909	245,891
Ivanti Software, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 4.250%
7.332% VRN 12/01/27	521,434	403,788
Kenan Advantage Group, Inc., 2021 2nd Lien Term Loan, 1 mo. USD LIBOR + 7.250%
10.365% VRN 9/01/27	528,634	486,344
KKR Apple Bidco, LLC, 2021 2nd Lien Term Loan, 1 mo. USD LIBOR + 5.750%,
8.865% VRN 9/21/29	139,109	132,616
Lifescan Global Corp., 2018 1st Lien Term Loan, 3 mo. USD LIBOR + 6.000%
8.285% VRN 10/01/24	139,681	112,024
Magenta Buyer, LLC, 2021 USD 1st Lien Term Loan, 1 mo. USD LIBOR + 4.750%
7.870% VRN 7/27/28	758,690	682,821
Mattress Firm, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 4.250%
8.433% VRN 9/25/28	767,397	670,705

The accompanying notes are an integral part of the financial statements.

MassMutual Global Credit Income Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
McAfee, LLC, 2022 USD Term Loan B, 1 mo. SOFR CME + 3.750%
6.362% VRN 3/01/29	$637,813	$580,066
MedAssets Software Intermediate Holdings, Inc., 2021 2nd Lien Term Loan, 1 mo. USD LIBOR + 6.750%
9.865% VRN 12/17/29	205,479	175,001
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, 3 mo. USD LIBOR + 7.000%
9.877% VRN 11/01/29	147,368	140,000
MH Sub I LLC, 2020 Incremental Term Loan, 1 mo. USD LIBOR + 3.750%
6.865% VRN 9/13/24	995,514	946,236
Michaels Cos., Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 4.250%
7.924% VRN 4/15/28	597,589	479,267
Motel 6, Term Loan B, 1 mo. USD LIBOR + 5.000%
8.052% VRN 9/09/26	179,367	173,687
Padagis LLC, Term Loan B, 3 mo. USD LIBOR + 4.750%
7.043% VRN 7/06/28	607,211	525,237
Peraton Corp., Term Loan B, 1 mo. USD LIBOR + 3.750%
6.865% VRN 2/01/28	659,995	624,355
Perrigo Investments, LLC, Term Loan B, 1 mo. SOFR CME + 2.500%
5.634% VRN 4/20/29	241,863	237,630
PMHC II, Inc., 2022 Term Loan B, 3 mo. SOFR CME + 4.250%
6.977% VRN 4/23/29	544,632	437,323
Proampac PG Borrower LLC, 2020 Term Loan, 1 mo. USD LIBOR + 3.750%, 3 mo. USD LIBOR + 3.750%
6.532% - 6.734% VRN 11/03/25	500,000	466,500
PUG LLC, USD Term Loan, 1 mo. USD LIBOR + 3.500%
6.615% VRN 2/12/27	362,610	313,658
Quest Software US Holdings, Inc.
2022 Term Loan,
0.000% 2/01/29 (f)	1,221,896	895,039
2022 2nd Lien Term Loan,
0.000% 2/01/30 (f)	900,831	516,852

	Principal Amount	Value
Radiology Partners, Inc., 2018 1st Lien Term Loan B, 1 mo. USD LIBOR + 4.250%
7.302% - 7.334% VRN 7/09/25	$1,000,000	$835,000
Redstone Holdco 2 LP, 2021 Term Loan, 3 mo. USD LIBOR + 4.750%
7.533% VRN 4/27/28	550,981	406,073
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, 1 mo. USD LIBOR + 3.750%
6.871% VRN 11/16/25	413,275	383,387
Scientific Games International, Inc., 2022 USD Term Loan, 1 mo. SOFR + 3.000%
5.906% VRN 4/14/29	167,776	162,659
Seattle Spinco, Inc., USD Term Loan B3, 1 mo. USD LIBOR + 2.750%
5.865% VRN 6/21/24	500,000	487,500
Serta Simmons Bedding LLC, 2020 Super Priority Second Out Term Loan, 1 mo. USD LIBOR + 7.500%
10.793% VRN 8/10/23	860,696	448,638
SRS Distribution, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.500%
6.306% VRN 6/02/28	500,000	460,415
Staples, Inc., 7 Year Term Loan, 3 mo. USD LIBOR + 5.000%
7.782% VRN 4/16/26	69,248	60,563
Sylvamo Corp., Term Loan B, 1 mo. USD LIBOR + 4.500%
7.615% VRN 9/13/28	401,674	385,105
Tibco Software, Inc., 2020 2nd Lien Term Loan, 1 mo. USD LIBOR + 7.250%
10.365% VRN 3/03/28	146,642	146,047
Triton Water Holdings, Inc., Term Loan, 3 mo. USD LIBOR + 3.500%
7.174% VRN 3/31/28	1,738	1,556
The Ultimate Software Group, Inc., 2021 2nd Lien Term Loan, 3 mo. USD LIBOR + 5.250%
7.535% VRN 5/03/27	130,221	122,408
United Airlines, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 3.750%
6.533% VRN 4/21/28	345,159	328,812
USIC Holdings, Inc., 2021 2nd Lien Term Loan, 1 mo. USD LIBOR + 6.500%
9.615% VRN 5/14/29	147,059	134,313

The accompanying notes are an integral part of the financial statements.

MassMutual Global Credit Income Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Vision Solutions, Inc., 2021 Incremental Term Loan, 3 mo. USD LIBOR + 4.000%
6.783% VRN 4/24/28	$895,069	$778,710
		31,229,330

TOTAL BANK LOANS (Cost $61,656,495)		52,133,999

CORPORATE DEBT — 38.6%
Bermuda — 0.5%
Weatherford International Ltd.
8.625% 4/30/30 (h)	744,000	648,664
British Virgin Islands — 0.1%
New Metro Global Ltd.
4.800% 12/15/24 (h)	204,000	90,984
Canada — 0.3%
1375209 BC Ltd.
9.000% 1/30/28	81,993	81,378
Bausch Health Cos., Inc.
9.000% 12/15/25 (h)	165,000	103,598
11.000% 9/30/28	145,730	117,313
14.000% 10/15/30	29,351	15,996
5.250% 2/15/31 (h)	208,000	80,811
		399,096
Cayman Islands — 3.5%
DP World Salaam 5 year CMT + 5.750%
6.000% VRN (h) (j)	1,555,000	1,510,695
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (h)	2,225,479	1,674,673
Kaisa Group Holdings Ltd.
11.950% 10/22/22 (h) (k)	1,000,000	92,500
9.950% 7/23/25 (h) (k)	1,000,000	105,530
Shimao Group Holdings Ltd.
6.125% 2/21/24 (h)	721,000	86,765
3.450% 1/11/31 (h) (k)	857,000	93,482
Sunac China Holdings Ltd.
7.950% 10/11/23 (h) (k)	352,000	47,520
5.950% 4/26/24 (h) (k)	556,000	77,784
Transocean Guardian Ltd.
5.875% 1/15/24 (h)	271,397	255,550
Transocean, Inc.
7.250% 11/01/25 (h)	600,000	459,624
Yuzhou Group Holdings Co. Ltd.
8.500% 2/04/23 (h) (k)	1,000,000	62,454
6.000% 10/25/23 (h) (k)	431,000	28,304
7.700% 2/20/25 (h) (k)	721,000	44,356
		4,539,237

	Principal Amount	Value
France — 1.9%
Accor SA
2.375% 11/29/28 EUR (e) (h)	$100,000	$74,658
5 year EUR Swap + 4.561% 4.375% VRN EUR (e) (h) (j)	200,000	170,376
Altice France SA/France
2.500% 1/15/25 EUR (e) (h)	100,000	86,753
2.125% 2/15/25 EUR (e) (h)	300,000	256,866
Banijay Group SAS
6.500% 3/01/26 EUR (e) (h)	750,000	650,214
Chrome Holdco SASU
5.000% 5/31/29 EUR (e) (h)	910,000	673,343
Electricite de France SA 5 year EUR Swap + 3.970%
3.375% VRN EUR (e) (h) (j)	800,000	531,675
		2,443,885
Germany — 0.8%
APCOA Parking Holdings GmbH, 3 mo. EURIBOR + 5.000%
5.000% FRN 1/15/27 EUR (e) (h)	169,000	149,347
Nidda BondCo GmbH
7.250% 9/30/25 EUR (e) (h)	500,000	429,336
Silknet JSC
8.375% 1/31/27 (h)	426,000	400,440
		979,123
Greece — 1.0%
Piraeus Financial Holdings SA
5 year EUR Swap + 9.952% 9.750% VRN 6/26/29 EUR (e) (h)	100,000	95,194
5 year EUR Swap + 5.774% 5.500% VRN 2/19/30 EUR (e) (h)	963,000	778,087
5 year EUR Swap + 9.195% 8.750% VRN EUR (e) (h) (j)	750,000	485,125
		1,358,406
India — 0.0%
Future Retail Ltd.
5.600% 1/22/25 (h)	950,000	47,500
Ireland — 0.4%
Motion Bondco DAC
4.500% 11/15/27 EUR (e) (h)	700,000	551,023
Sovcombank Via SovCom Capital DAC 5 year CMT + 6.380%
7.750% VRN (h) (j) (k)	500,000	14,063
		565,086
Italy — 0.4%
Castor SpA 3 mo. EURIBOR + 5.250%
6.250% FRN 2/15/29 EUR (e) (h)	199,000	177,633

The accompanying notes are an integral part of the financial statements.

MassMutual Global Credit Income Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Marcolin SpA
6.125% 11/15/26 EUR (e) (h)	$400,000	$342,724
		520,357
Liberia — 0.1%
Royal Caribbean Cruises Ltd., Convertible,
4.250% 6/15/23	81,000	78,773
Luxembourg — 1.6%
Acu Petroleo Luxembourg SARL
7.500% 1/13/32 (h)	541,000	430,508
Home Credit & Finance Bank OOO Via Eurasia Capital SA 5 year CMT + 7.362%
8.800% VRN (h) (j) (k)	450,000	40,500
Kenbourne Invest SA
4.700% 1/22/28 (h)	200,000	152,034
Mangrove Luxco III SARL
7.775% 10/09/25 EUR (e) (h)	300,000	225,510
Pentair Finance SARL
5.900% 7/15/32	750,000	708,486
Summer BC Holdco A SARL
9.250% 10/31/27 EUR (e) (h)	630,737	491,741
		2,048,779
Mexico — 1.4%
Alsea SAB de CV
7.750% 12/14/26	671,000	624,030
Braskem Idesa SAPI
7.450% 11/15/29 (h)	300,000	227,242
6.990% 2/20/32 (h)	888,000	594,960
Sixsigma Networks Mexico SA de CV
7.500% 5/02/25 (h)	500,000	415,486
		1,861,718
Netherlands — 1.2%
Elastic NV
4.125% 7/15/29 (h)	462,000	364,980
Nobian Finance BV
3.625% 7/15/26 EUR (e) (h)	$500,000	$360,659
Titan Holdings II BV
5.125% 7/15/29 EUR (e) (h)	367,000	281,448
Wp/ap Telecom Holdings III BV
5.500% 1/15/30 EUR (e)	345,000	251,898
ZF Europe Finance BV
2.500% 10/23/27 EUR (e) (h)	300,000	224,689
3.000% 10/23/29 EUR (e) (h)	100,000	70,479
		1,554,153

	Principal Amount	Value
Panama — 0.3%
Carnival Corp.
7.625% 3/01/26 EUR (e) (h)	$150,000	$115,339
5.750% 3/01/27 (h)	410,000	287,000
		402,339
Spain — 0.5%
Anarafe SL 3 mo. EURIBOR + 11.750%
12.923% 3/31/26 EUR (e) (h)	164,354	167,317
Kaixo Bondco Telecom SA
5.125% 9/30/29 EUR (e) (h)	705,000	540,000
		707,317
Sweden — 0.4%
Verisure Midholding AB
5.250% 2/15/29 EUR (e) (h)	800,000	576,269
Togo — 0.5%
Ecobank Transnational, Inc. 5 year CMT + 8.211%
8.750% VRN 6/17/31 (h)	797,000	644,375
United Kingdom — 5.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
2.125% 8/15/26 EUR (e) (h)	100,000	75,212
2.125% 8/15/26 EUR (e) (h)	100,000	75,114
4.750% 7/15/27 GBP (e) (h)	125,000	90,405
Aston Martin Capital Holdings Ltd.
10.500% 11/30/25 (h)	400,000	391,824
Bellis Finco PLC
4.000% 2/16/27 GBP (e) (h)	100,000	68,332
House of Fraser Funding PLC 3 mo. GBP LIBOR + 5.750%
0.000% VRN 9/15/20 GBP (e) (h) (k)	150,000	168
INEOS Quattro Finance 1 PLC
3.750% 7/15/26 EUR (e) (h)	400,000	300,385
KCA Deutag UK Finance PLC
3.950% 11/30/25 (b) (c) (i)	143,476	143,476
9.875% 12/01/25 (h)	349,977	320,113
6.000% 5/27/27 (b) (c) (i)	101,082	101,082
Stonegate Pub Co. Financing 2019 PLC
8.000% 7/13/25 GBP (e) (h)	310,000	301,653
Stonegate Pub Co. Financing 2019 PLC, 3 mo. EURIBOR + 5.750%
6.071% FRN 7/31/25 EUR (e) (h)	100,000	87,225
Travelex Issuerco Ltd.
12.500% 8/05/25 GBP (e) (h)	1,385,039	1,933,082

The accompanying notes are an integral part of the financial statements.

MassMutual Global Credit Income Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Travelex Topco Ltd., (Acquired 4/27/17-1/13/20, Cost $1,181,324),
8.000% 5/15/22 EUR (b) (c) (d) (e) (h) (k)	$1,050,000	$—
Tullow Oil PLC
7.000% 3/01/25 (h)	1,350,000	872,262
10.250% 5/15/26 (h)	939,000	793,455
TVL Finance PLC 3 mo. GBP LIBOR + 5.395%
7.041% FRN 7/15/25 GBP (e) (h)	500,000	498,260
Vedanta Resources Finance II PLC
8.000% 4/23/23 (h)	750,000	696,151
8.950% 3/11/25 (h)	685,000	465,477
Vodafone Group PLC 5 year EUR Swap + 3.227%
3.000% VRN 8/27/80 EUR (e) (h)	125,000	90,379
		7,304,055
United States — 18.1%
American Airlines, Inc. /AAdvantage Loyalty IP Ltd.
5.500% 4/20/26 (h)	595,000	558,806
5.750% 4/20/29 (h)	114,000	99,465
American Builders & Contractors Supply Co., Inc.
3.875% 11/15/29 (h)	700,000	548,413
Ashtead Capital, Inc.
4.000% 5/01/28 (h)	1,000,000	874,285
5.500% 8/11/32 (h)	375,000	345,352
Avient Corp.
7.125% 8/01/30 (h)	140,000	129,210
Bath & Body Works, Inc.
6.875% 11/01/35	200,000	167,076
CCO Holdings LLC/CCO Holdings Capital Corp.
6.375% 9/01/29 (h)	625,000	573,812
Celanese US Holdings LLC
6.379% 7/15/32	800,000	742,461
Cheever Escrow Issuer LLC
7.125% 10/01/27 (h)	285,000	255,075
CHS/Community Health Systems, Inc.
4.750% 2/15/31 (h)	1,000,000	670,000
Clydesdale Acquisition Holdings, Inc.
6.625% 4/15/29 (h)	155,000	141,041
8.750% 4/15/30 (h)	519,000	429,229
CMG Media Corp.
8.875% 12/15/27 (h)	972,000	742,574
CommScope, Inc.
4.750% 9/01/29 (h)	444,000	362,153
Condor Merger Sub, Inc.
7.375% 2/15/30 (h)	905,000	728,525

	Principal Amount	Value
Consensus Cloud Solutions, Inc.
6.000% 10/15/26 (h)	$750,000	$660,896
CVR Energy, Inc.
5.250% 2/15/25 (h)	525,000	472,563
5.750% 2/15/28 (h)	379,000	323,738
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc.
5.875% 8/15/27 (h)	1,256,000	1,082,810
DISH DBS Corp.
5.250% 12/01/26 (h)	110,000	90,074
5.750% 12/01/28 (h)	142,000	107,006
DISH Network Corp.
3.375% 8/15/26	750,000	516,000
EnLink Midstream Partners LP
5.600% 4/01/44	206,000	156,709
EQM Midstream Partners LP
4.500% 1/15/29 (h)	170,000	136,898
4.750% 1/15/31 (h)	154,000	122,238
ESC Briggs & Stratton, Inc.
6.875% 12/15/49 (b) (c) (k)	514,000	—
Garden Spinco Corp.
8.625% 7/20/30 (h)	413,000	426,683
Genesis Energy LP/Genesis Energy Finance Corp.
8.000% 1/15/27	1,000,000	877,500
Getty Images, Inc.
9.750% 3/01/27 (h)	650,000	645,125
Global Infrastructure Solutions, Inc.
5.625% 6/01/29 (h)	218,000	161,150
HCA, Inc.
5.625% 9/01/28	1,000,000	953,428
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
3.750% 12/01/31 (h)	150,000	120,081
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
5.500% 1/15/30 (h)	586,000	540,011
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500% 6/20/27 (h)	225,150	219,615
Nabors Industries, Inc.
7.375% 5/15/27 (h)	473,000	436,555
NGL Energy Operating LLC / NGL Energy Finance Corp.
7.500% 2/01/26 (h)	750,000	667,207
NMG Holding Co., Inc. / Neiman Marcus Group LLC
7.125% 4/01/26 (h)	176,000	161,780

The accompanying notes are an integral part of the financial statements.

MassMutual Global Credit Income Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nordstrom, Inc.
5.000% 1/15/44	$1,202,000	$743,737
Novelis Corp.
3.875% 8/15/31 (h)	700,000	522,144
Occidental Petroleum Corp.
6.375% 9/01/28	157,000	157,455
6.125% 1/01/31	452,000	445,862
Olympus Water US Holding Corp.
4.250% 10/01/28 (h)	210,000	161,438
5.375% 10/01/29 EUR (e) (h)	235,000	167,844
PECF USS Intermediate Holding III Corp.
8.000% 11/15/29 (h)	120,000	87,508
PROG Holdings, Inc.
6.000% 11/15/29 (h)	717,000	572,894
Rent-A-Center, Inc.
6.375% 2/15/29 (h)	800,000	624,000
Service Properties Trust
4.750% 10/01/26	500,000	377,345
Sonic Automotive, Inc.
4.625% 11/15/29 (h)	573,000	449,805
4.875% 11/15/31 (h)	289,000	218,918
Staples, Inc.
10.750% 4/15/27 (h)	1,000,000	740,000
T-Mobile USA, Inc.
3.375% 4/15/29	750,000	647,449
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.875% 2/01/31	251,000	215,860
Trident TPI Holdings, Inc.
9.250% 8/01/24 (h)	1,125,000	1,032,360
Triumph Group, Inc.
6.250% 9/15/24 (h)	161,000	146,769
Veritas US, Inc./Veritas Bermuda Ltd.
7.500% 9/01/25 (h)	225,000	172,315
		23,729,247

TOTAL CORPORATE DEBT (Cost $69,334,624)		50,499,363

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.2%
Cayman Islands — 7.1%
Alinea CLO Ltd., Series 2018-1A, Class E, 3 mo. USD LIBOR + 6.000%
8.710% FRN 7/20/31 (h)	1,250,000	980,304
Ares XLVIII CLO Ltd., Series 2018-48A, Class E, 3 mo. USD LIBOR + 5.200%
7.910% FRN 7/20/30 (h)	800,000	640,345

	Principal Amount	Value
Cedar Funding IV CLO Ltd., Series 2014-4A, Class ERR, 3 mo. USD LIBOR + 6.610%
9.393% FRN 7/23/34 (h)	$1,000,000	$835,954
CIFC Funding 2017-V Ltd., Series 2017-5A, Class D, 3 mo. USD LIBOR + 6.100%
8.840% FRN 11/16/30 (h)	500,000	421,492
Galaxy XXIV Clo Ltd., Series 2017-24A, Class E, 3 mo. USD LIBOR + 5.500%
8.012% FRN 1/15/31 (h)	700,000	553,739
Madison Park Funding XIII Ltd., Series 2014-13A, Class SUB,
VRN 4/19/30 (h) (l)	500,000	109,462
Madison Park Funding XXVII Ltd., Series 2018-27A, Class D, 3 mo. USD LIBOR + 5.000%
7.710% FRN 4/20/30 (h)	500,000	409,577
Madison Park Funding XXVIII Ltd., Series 2018-28A, Class F, 3 mo. USD LIBOR + 7.600%
10.112% FRN 7/15/30 (h)	500,000	398,771
Magnetite VII Ltd., Series 2012-7A, Class SUB,
VRN 1/15/28 (h) (l)	2,000,000	637,300
Neuberger Berman Loan Advisers CLO Ltd., Series 2017-26A, Class E, 3 mo. USD LIBOR + 5.900%,
8.640% FRN 10/18/30 (h)	1,000,000	851,542
Oak Hill Credit Partners X-R Ltd., Series 2014-10RA, Class SUB,
VRN 4/20/34 (h) (l)	1,400,000	589,429
Steele Creek Clo 2018-2 Ltd., Series 2018-2A, Class E, 3 mo. USD LIBOR + 6.200%
9.161% FRN 8/18/31 (h)	850,000	636,074
THL Credit Wind River CLO Ltd.
Series 2018-2A, Class E, 3 mo. USD LIBOR + 5.750% 8.262% FRN 7/15/30 (h)	1,450,000	1,123,814
Series 2017-4A, Class E, 3 mo. USD LIBOR + 5.800% 8.784% FRN 11/20/30 (h)	500,000	401,953
Wellfleet CLO Ltd., Series 2018-1A, Class E, 3 mo. USD LIBOR + 5.500%
8.240% FRN 7/17/31 (h)	1,000,000	766,720
		9,356,476

The accompanying notes are an integral part of the financial statements.

MassMutual Global Credit Income Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ireland — 1.5%
Bain Capital Euro CLO, Series 2021-2A, Class E, 3 mo. EURIBOR + 6.220%
6.222% FRN 7/17/34 EUR (e) (h)	$800,000	$600,376
Blackrock European CLO VII DAC, Series 7X, Class E, 3 mo. EURIBOR + 5.170%
5.170% FRN 10/15/31 EUR (e) (h)	725,000	545,170
Tymon Park CLO DAC, Series 1A, Class DRR, 3 mo. EURIBOR + 6.160%
6.202% FRN 7/21/34 EUR (e) (h)	1,000,000	772,733
		1,918,279
United States — 0.6%
Wellfleet CLO Ltd., Series 2017-3A, Class D, 3 mo. USD LIBOR + 5.550%
8.290% FRN 1/17/31 (h)	1,000,000	756,901

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $17,023,274)		12,031,656

TOTAL BONDS & NOTES (Cost $148,014,393)		114,665,018

	Number of Shares
WARRANTS — 0.0%
United Kingdom — 0.0%
Travelex Topco Ltd. (a)	837	42,055

TOTAL WARRANTS (Cost $0)		42,055

TOTAL PURCHASED OPTIONS(#) — 0.4% (Cost $316,848)		516,480

TOTAL LONG-TERM INVESTMENTS (Cost $148,708,528)		115,763,540

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 8.7%
Repurchase Agreement — 8.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (m)	$11,461,529	$11,461,529

TOTAL SHORT-TERM INVESTMENTS (Cost $11,461,529)		11,461,529

TOTAL INVESTMENTS — 97.1% (Cost $160,170,057) (n)		127,225,069

Less Unfunded Loan Commitments — (0.1)%		(138,567)

NET INVESTMENTS — 97.0% (Cost $160,031,490)		127,086,502

Other Assets/(Liabilities) — 3.0%		3,850,951

NET ASSETS — 100.0%		$130,937,453

Abbreviation Legend

FRN	Floating Rate Note
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment is valued using significant unobservable inputs.
(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2022, these securities amounted to a value of $916,077 or 0.70% of net assets.

(d)

Restricted security. Certain securities are restricted as to resale. At September 30, 2022, these securities amounted to a value of $168,679 or 0.13% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(e)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(f)	All or a portion of the security represents unsettled loan commitments at September 30, 2022 where the rate will be determined at time of settlement.
(g)	Unfunded or partially unfunded loan commitments.
(h)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $54,407,705 or 41.55% of net assets.

The accompanying notes are an integral part of the financial statements.

MassMutual Global Credit Income Opportunities Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(i)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(j)	Security is perpetual and has no stated maturity date.
(k)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2022, these securities amounted to a value of $606,661 or 0.46% of net assets.

(l)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2022.

(m)

Maturity value of $11,462,322. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 9/15/25 , and an aggregate market value, including accrued interest, of $11,690,764.

(n)	See Note 6 for aggregate cost for federal tax purposes.

(#) Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
S&P 500 Index	12/16/22	3,580.00	32	USD	11,456,000	$516,480	$316,848	$199,632

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	10/14/22	EUR	633,004	USD	620,290	$509
Bank of America N.A.*	10/14/22	USD	7,268,053	GBP	6,335,102	193,076
Citibank N.A.*	10/14/22	USD	101,788	CAD	133,770	4,950
JP Morgan Chase Bank N.A.*	10/14/22	USD	27,069,113	EUR	27,144,768	447,725
						$646,260

*	Contracts are subject to a master netting agreement or similar agreement.

Currency Legend

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Markets Debt Blended Total Return Fund – Portfolio of Investments
September 30, 2022

		Principal Amount	Value
BONDS & NOTES — 95.9%
CORPORATE DEBT — 42.0%
Bermuda — 0.7%
Investment Energy Resources Ltd.
6.250	%4/26/29(a)	$492,000	$416,534
Brazil — 0.4%
Prumo Participacoes e Investimentos S/A
7.500	%12/31/31(a)	256,922	230,410
British Virgin Islands — 1.7%
Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL
5.250	%4/27/29(a)	945,000	816,575
New Metro Global Ltd.
4.500	%5/02/26(a)	200,000	64,000
4.800	%12/15/24(a)	200,000	89,200
			969,775
Cayman Islands — 3.5%
IHS Holding Ltd.
6.250	%11/29/28(a)	892,000	680,329
Kaisa Group Holdings Ltd.
11.250	%4/16/25(a)(b)	1,000,000	106,740
11.950	%10/22/22(a)(b)	1,250,000	115,625
Rutas 2 and 7 Finance Ltd.
0.000	%9/30/36(a)	793,333	476,000
Sunac China Holdings Ltd.
5.950	%4/26/24(a)(b)	930,000	130,107
6.800	%10/20/24(a)(b)	200,000	28,126
7.500	%2/01/24(a)(b)	463,000	64,348
7.950	%8/08/22(a)(b)	200,000	28,500
Times China Holdings Ltd.
6.750	%7/16/23(a)	200,000	41,100
6.750	%7/08/25(a)	400,000	49,120
Yuzhou Group Holdings Co. Ltd.
6.350	%1/13/27(a)(b)	1,802,000	110,985
7.700	%2/20/25(a)(b)	1,000,000	61,520
8.375	%10/30/24(a)(b)	630,000	40,144
8.500	%2/04/23(a)(b)	1,050,000	65,577
			1,998,221
Chile — 1.0%
Alfa Desarrollo SpA
4.550	%9/27/51(a)	909,672	600,383
Greece — 1.8%
Piraeus Financial Holdings SA
5 year EUR Swap + 5.774% 5.500% VRN 2/19/30 EUR (a) (c)		500,000	403,991

	Principal Amount	Value
5 year EUR Swap + 9.195% 8.750% VRN EUR (a) (c) (d)	$1,000,000	$646,833
		1,050,824
India — 0.5%
Future Retail Ltd.
5.600%1/22/25(a)	794,000	39,700
JSW Steel Ltd.
5.050%4/05/32(a)	375,000	266,897
		306,597
Indonesia — 1.9%
Indonesia Asahan Aluminium Persero PT
4.750%5/15/25(a)	500,000	484,625
Saka Energi Indonesia PT
4.450%5/05/24(a)	680,000	625,609
		1,110,234
Ireland — 0.1%
Sovcombank Via SovCom Capital DAC
5 year CMT + 6.380% 7.750% VRN (a) (b) (d)	1,450,000	40,781
5 year CMT + 6.427% 8.000% VRN 4/07/30 (a) (b)	1,165,000	44,416
		85,197
Luxembourg — 3.9%
Acu Petroleo Luxembourg SARL
7.500%7/13/35(a)	541,000	430,509
Atento Luxco 1 SA
8.000%2/10/26(a)	633,000	267,341
B2W Digital Lux SARL
4.375%12/20/30(a)	706,000	476,910
FEL Energy VI SARL
5.750%12/01/40(a)	659,322	451,306
Kenbourne Invest SA
4.700%1/22/28(a)	200,000	152,034
MHP Lux SA
6.250%9/19/29(a)(b)	270,000	130,680
Tupy Overseas SA
4.500%2/16/31(a)	443,000	327,902
		2,236,682
Mauritius — 4.9%
Axian Telecom
7.375%2/16/27(a)	408,000	370,260
India Cleantech Energy
4.700%8/10/26(a)	780,328	593,049
India Toll Roads
5.500%8/19/24(a)	999,000	934,065

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Markets Debt Blended Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
UPL Corp. Ltd. 5 year CMT + 3.865%
5.250% VRN (a) (d)	$1,250,000	$906,875
		2,804,249
Mexico — 5.9%
Banco Mercantil del Norte SA/Grand Cayman 10 year CMT + 5.034%
6.625% VRN (a) (d)	984,000	789,168
Braskem Idesa SAPI
7.450%11/15/29(a)	300,000	227,242
Electricidad Firme de Mexico Holdings SA de CV
4.900%11/20/26(a)	263,000	214,303
Infraestructura Energetica Nova SAB de CV
4.750%1/15/51(a)	312,000	210,990
Petroleos Mexicanos
5.950%1/28/31	1,000,000	675,400
6.625%6/15/38	266,000	156,111
6.950%1/28/60	1,304,000	722,286
Sixsigma Networks Mexico SA de CV
7.500%5/02/25(a)	500,000	415,486
		3,410,986
Morocco — 1.0%
OCP SA
5.125%6/23/51(a)	912,000	579,120
Oman — 0.7%
Oman Arab Bank SAOG 5 year CMT + 6.807%
7.625% VRN (a) (d)	443,000	422,856
Peru — 0.4%
SAN Miguel Industrias Pet SA / NG PET R&P Latin America SA
3.500%8/02/28(a)	265,000	213,988
Saudi Arabia — 0.6%
Saudi Arabian Oil Co.
3.500%11/24/70(a)	529,000	341,205
Singapore — 0.5%
Medco Laurel Tree Pte Ltd.
6.950%11/12/28(a)	350,000	271,726
South Africa — 1.4%
Absa Group Ltd. 5 year CMT + 5.411%
6.375% VRN (a) (d)	925,000	787,763
Ukraine — 0.5%
State Agency of Roads of Ukraine
6.250%6/24/30(a)(b)	1,528,000	279,957

	Principal Amount	Value
United Kingdom — 7.2%
European Bank for Reconstruction & Development GGRRC9MX - .500%
9.680% FRN 10/29/22 EUR (c)	$1,200,000	$422,260
Oriflame Investment Holding PLC
5.125%5/04/26(a)	521,000	299,575
Silknet JSC
8.375%1/31/27(a)	597,000	561,180
TBC Bank JSC 5 year USD ICE Swap + 8.995%
10.775% VRN (a) (d)	645,000	627,443
Tullow Oil PLC
7.000%3/01/25(a)	340,000	219,681
10.250%5/15/26(a)	618,000	522,210
Ukraine Railways Via Rail Capital Markets PLC
7.875%7/15/26(a)	600,000	116,400
Ukreximbank Via Biz Finance PLC 5 year USD ICE Swap + 8.178%
9.950% VRN 11/14/29 (a)	500,000	155,000
Vedanta Resources Finance II PLC
8.950%3/11/25(a)	1,370,000	930,954
9.250%4/23/26(a)	550,000	309,195
		4,163,898
United States — 2.0%
ATP Tower Holdings LLC / Andean Tower Partners Colombia SAS / Andean Telecom Par
4.050%4/27/26(a)	228,000	181,001
Sasol Financing USA LLC
5.500%3/18/31	500,000	377,500
Stillwater Mining Co.
4.500%11/16/29(a)	850,000	627,538
		1,186,039
Uzbekistan — 1.4%
Uzauto Motors AJ
4.850%5/04/26(a)	991,000	782,890

TOTAL CORPORATE DEBT (Cost $42,201,886)		24,249,534

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Markets Debt Blended Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SOVEREIGN DEBT OBLIGATIONS — 53.9%
Angola — 2.2%
Angolan Government International Bond
8.250% 5/09/28 (a)	850,000	$668,355
9.375% 5/08/48 (a)	900,000	607,788
		1,276,143
Armenia — 0.9%
Republic of Armenia International Bond
3.600% 2/02/31 (a)	740,000	500,314
Bahamas — 1.1%
Bahamas Government International Bond
8.950% 10/15/32 (a)	800,000	464,005
9.000% 6/16/29 (a)	230,000	159,553
		623,558
Brazil — 3.5%
Brazil Notas do Tesouro Nacional, Series B
6.000% 8/15/50 BRL (c)	1,570,000	1,192,505
Brazilian Government International Bond
4.750% 1/14/50	200,000	136,241
5.625% 2/21/47	900,000	694,522
		2,023,268
Colombia — 1.3%
Colombia Government International Bond
4.000% 2/26/24	460,000	447,657
8.125% 5/21/24	310,000	316,185
		763,842
Costa Rica — 0.9%
Costa Rica Government International Bond
6.125% 2/19/31 (a)	550,000	503,713
Czech Republic — 1.9%
Czech Republic Government Interntional Bond
0.950% 5/15/30 CZK (a) (c)	20,000,000	577,682
1.500% 4/24/40 CZK (c)	24,770,000	551,353
		1,129,035
Dominican Republic — 2.0%
Dominican Republic International Bond
5.500% 2/22/29 (a)	760,000	654,442
6.000% 2/22/33 (a)	590,000	479,426
		1,133,868

	Principal Amount	Value
Ecuador — 0.9%
Ecuador Government International Bond
2.500% STEP 7/31/35 (a)	550,000	$181,006
5.500% STEP 7/31/30 (a)	750,000	353,113
		534,119
Guatemala — 1.1%
Guatemala Government International Bond
4.650% 10/07/41 (a)	910,000	637,251
Hungary — 2.2%
Hungary Government International Bond
3.000% 4/25/41 HUF (c)	710,000,000	726,840
4.500% 3/23/28 HUF (c)	300,000,000	530,838
		1,257,678
Ivory Coast — 2.6%
Ivory Coast Government International Bond
5.750% STEP 12/31/32 (a)	1,514,072	1,290,838
5.875% 10/17/31 EUR (a) (c)	300,000	211,964
		1,502,802
Jamaica — 0.4%
Jamaica Government International Bond
7.875% 7/28/45	200,000	215,193
Jordan — 1.1%
Jordan Government International Bond
5.850% 7/07/30 (a)	810,000	658,125
Malaysia — 1.9%
Malaysia Government International Bond
3.955% 9/15/25 MYR (c)	5,222,000	1,128,159
Mexico — 6.9%
Mexican Bonos
5.750% 3/05/26 MXN (c)	49,330,000	2,149,386
8.500% 5/31/29 MXN (c)	22,070,000	1,032,198
Mexican Udibonos
2.750% 11/27/31 MXN (c)	18,268,575	783,210
		3,964,794
Morocco — 0.7%
Morocco Government International Bond
5.500% 12/11/42 (a)	570,000	418,950

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Markets Debt Blended Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oman — 2.0%
Oman Government International Bond
6.250% 1/25/31 (a)	550,000	$512,184
6.750% 1/17/48 (a)	200,000	160,119
7.375% 10/28/32 (a)	470,000	468,939
		1,141,242
Paraguay — 0.4%
Paraguay Government International Bond
5.400% 3/30/50 (a)	330,000	244,106
Peru — 1.9%
Peru Government International Bond
6.850% 2/12/42 PEN (c)	5,240,000	1,078,730
Romania — 3.0%
Romanian Government International Bond
3.624% 5/26/30 EUR (a) (c)	640,000	470,908
4.625% 4/03/49 EUR (a) (c)	1,030,000	663,210
5.250% 11/25/27 (a)	640,000	578,515
		1,712,633
Serbia — 2.7%
Serbia Government International Bond
2.050% 9/23/36 EUR (a) (c)	2,549,000	1,305,282
3.125% 5/15/27 EUR (a) (c)	340,000	271,140
		1,576,422
South Africa — 6.3%
Republic of South Africa Government International Bond
6.250% 3/08/41	350,000	261,065
8.750% 1/31/44 ZAR (c)	20,850,000	873,742
10.500% 12/21/26 ZAR (c)	43,690,000	2,486,709
		3,621,516
Sri Lanka — 0.8%
Sri Lanka Government International Bond
6.200% 5/11/27 (a)	400,000	98,164
6.750% 4/18/28 (a)	200,000	48,978
6.825% 7/18/26 (a)	400,000	100,326
6.850% 11/03/25 (a)	610,000	156,782
7.850% 3/14/29 (a)	200,000	48,974
		453,224
Tajikistan — 1.1%
Republic of Tajikistan International Bond
7.125% 9/14/27 (a)	1,015,000	654,395

	Principal Amount	Value
Ukraine — 0.6%
Ukraine Government International Bond
6.876% 5/21/31 (a) (b)	1,380,000	$252,181
7.253% 3/15/35 (a) (b)	500,000	91,816
		343,997
Uruguay — 2.0%
Uruguay Government International Bond
3.875% 7/02/40 UYU (c)	48,135,528	1,138,653
Uzbekistan — 0.3%
Republic of Uzbekistan International Bond
3.700% 11/25/30 (a)	250,000	178,290
Yugoslavia — 1.2%
North Macedonia Government International Bond
1.625% 3/10/28 EUR (a) (c)	350,000	254,622
3.675% 6/03/26 EUR (a) (c)	550,000	470,932
		725,554

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $41,552,020)		31,139,574

TOTAL BONDS & NOTES (Cost $83,753,906)		55,389,108

TOTAL PURCHASED OPTIONS(#) — 0.0% (Cost $20,766)		1,201

TOTAL LONG-TERM INVESTMENTS (Cost $83,774,672)		55,390,309

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Markets Debt Blended Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement — 1.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (e)	$678,314	$678,314

TOTAL SHORT-TERM INVESTMENTS (Cost $678,314)		678,314

TOTAL INVESTMENTS — 97.1% (Cost $84,452,986) (f)		56,068,623

Other Assets/(Liabilities) — 2.9%		1,647,790

NET ASSETS — 100.0%		$57,716,413

Abbreviation Legend

FRN	Floating Rate Note
STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $37,292,365 or 64.61% of net assets.

(b)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2022, these securities amounted to a value of $1,591,503 or 2.76% of net assets.

(c)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(d)	Security is perpetual and has no stated maturity date.
(e)

Maturity value of $678,361. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 03/30/2023, and an aggregate market value, including accrued interest, of $691,926.

(f)	See Note 6 for aggregate cost for federal tax purposes.

(#) OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
USD Put JPY Call	Goldman Sachs International	10/21/22	132.05	2,450,000	USD	2,450,000	$1,201	$20,766	$(19,565)

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Markets Debt Blended Total Return Fund – Portfolio of Investments (Continued)

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call
USD Call JPY Put	Goldman Sachs International	10/21/22	142.55	2,450,000	USD	2,450,000	$(48,934)	$(19,786)	$(29,148)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation/ (Depreciation)
Bank of America N.A.*	11/15/22	USD	1,220,868	HUF	501,046,100	$74,256
Bank of America N.A.*	11/15/22	USD	1,972,437	TRY	40,363,945	(83,340)
Bank of America N.A.*	11/15/22	TRY	40,363,945	USD	2,134,913	(79,136)
Bank of America N.A.*	11/22/22	USD	2,456,454	CNH	16,654,529	122,201
Bank of America N.A.*	11/22/22	USD	1,825,971	PHP	102,820,432	83,007
BNP Paribas SA*	10/18/22	ZAR	7,840,464	USD	456,000	(23,375)
BNP Paribas SA*	10/25/22	USD	3,920,000	INR	314,305,600	74,617
BNP Paribas SA*	10/25/22	USD	2,117,103	CNH	14,263,978	118,797
BNP Paribas SA*	11/15/22	PLN	10,047,265	USD	2,142,000	(128,579)
BNP Paribas SA*	11/22/22	USD	3,570,000	SGD	5,000,785	86,344
BNP Paribas SA*	11/22/22	THB	27,290,685	USD	761,397	(35,891)
Citibank N.A.*	10/11/22	USD	1,391,038	COP	6,086,745,576	72,434
Citibank N.A.*	10/11/22	COP	3,899,598,500	USD	889,000	(44,210)
Citibank N.A.*	10/11/22	BRL	2,576,035	USD	464,000	12,642
Citibank N.A.*	10/18/22	NOK	28,186,721	USD	2,856,000	(267,236)
Citibank N.A.*	11/08/22	USD	1,484,002	CLP	1,378,098,150	68,231
Citibank N.A.*	11/08/22	USD	3,484,956	COP	15,268,290,465	195,517
Citibank N.A.*	11/08/22	CLP	1,378,098,150	USD	1,517,061	(101,290)
Citibank N.A.*	11/08/22	COP	12,516,346,560	USD	2,827,690	(131,137)
Citibank N.A.*	11/15/22	USD	1,258,127	EUR	1,249,317	30,180
Citibank N.A.*	12/15/22	USD	3,280,000	EGP	57,775,434	584,961
Goldman Sachs International*	10/25/22	THB	30,444,605	USD	843,832	(35,897)
HSBC Bank USA*	10/18/22	USD	2,157,193	RON	10,771,942	27,849
HSBC Bank USA*	10/18/22	USD	1,041,000	TRY	20,612,271	(48,482)
HSBC Bank USA*	10/18/22	TRY	20,612,271	USD	1,105,387	(15,905)
HSBC Bank USA*	10/25/22	USD	870,000	THB	32,016,870	20,340
HSBC Bank USA*	10/25/22	USD	1,922,000	CNH	13,004,404	100,153
HSBC Bank USA*	10/25/22	THB	1,572,265	USD	42,972	(1,247)
HSBC Bank USA*	11/15/22	USD	3,869,254	HUF	1,541,377,278	341,912
HSBC Bank USA*	11/15/22	USD	618,475	CZK	15,311,413	10,992
HSBC Bank USA*	11/15/22	USD	2,395,320	CHF	2,260,959	95,074
HSBC Bank USA*	11/15/22	USD	165,463	EUR	160,641	7,570
HSBC Bank USA*	11/15/22	ILS	11,496,003	USD	3,504,612	(269,978)
HSBC Bank USA*	11/15/22	CZK	64,772,272	USD	2,666,907	(97,057)
HSBC Bank USA*	11/15/22	EUR	254,030	USD	256,502	(6,817)
HSBC Bank USA*	11/15/22	HUF	189,911,050	USD	456,000	(21,401)
HSBC Bank USA*	11/22/22	USD	2,979,017	INR	238,425,650	69,204
HSBC Bank USA*	11/22/22	USD	2,769,346	THB	97,647,125	173,459

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Markets Debt Blended Total Return Fund – Portfolio of Investments (Continued)

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation/ (Depreciation)
HSBC Bank USA*	11/22/22	KRW	4,675,354,030	USD	3,569,790	$(324,128)
HSBC Bank USA*	11/22/22	THB	70,356,440	USD	1,927,019	(56,638)
JP Morgan Chase Bank N.A.*	10/11/22	USD	982,686	BRL	5,464,715	(28,446)
JP Morgan Chase Bank N.A.*	10/18/22	USD	4,030,643	CHF	3,931,289	41,474
JP Morgan Chase Bank N.A.*	10/18/22	RON	10,771,942	USD	2,226,528	(97,184)
JP Morgan Chase Bank N.A.*	11/15/22	USD	3,268,000	EUR	3,193,168	129,454
Morgan Stanley & Co. LLC*	10/11/22	USD	3,960,089	MXN	83,594,310	(185,385)
Morgan Stanley & Co. LLC*	10/18/22	USD	3,950,405	ZAR	67,918,527	202,761
Morgan Stanley & Co. LLC*	10/25/22	USD	1,849,129	MYR	8,295,189	71,417
Morgan Stanley & Co. LLC*	10/25/22	MYR	16,248,838	USD	3,639,647	(157,416)
Morgan Stanley & Co. LLC*	11/08/22	USD	666,764	PEN	2,644,918	5,916
Morgan Stanley & Co. LLC*	11/15/22	USD	1,205,873	EUR	1,200,039	26,363
Morgan Stanley & Co. LLC*	11/22/22	JPY	700,965,552	USD	5,253,236	(386,318)
						$220,632

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Short
U.S. Treasury Note 10 Year	12/20/22	64	$(7,533,832)	$361,832
U.S. Treasury Ultra Bond	12/20/22	8	(1,188,424)	92,424
				$454,256

OTC Credit Default Swaps-Sell Protection†

Reference Obligation/ Index	Rate Received by Fund	Payment Frequency	Counterparty	Credit Rating	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
Republic of Indonesia	1.000%	Quarterly	Goldman Sachs International*	BBB	12/20/27	USD	1,780,000	$(44,313)	$(10,499)	$(33,814)
Republic of Peru	1.000%	Quarterly	Goldman Sachs International*	BBB	12/20/27	USD	1,800,000	(51,930)	(17,317)	(34,613)
Federative Republic of Brazil	1.000%	Quarterly	Morgan Stanley & Co. LLC	BB	12/20/27	USD	1,530,000	(134,418)	(103,659)	(30,759)
Republic of Chile	1.000%	Quarterly	Morgan Stanley & Co. LLC	A	12/20/27	USD	1,600,000	(47,139)	(23,797)	(23,342)
United Mexican States	1.000%	Quarterly	Morgan Stanley & Co. LLC	BBB	12/20/27	USD	1,945,000	(79,132)	(50,357)	(28,775)
								$(356,932)	$(205,629)	$(151,303)

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Markets Debt Blended Total Return Fund – Portfolio of Investments (Continued)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
BRL CDI	Maturity	6.380%	Maturity	1/02/23	BRL	15,433,847	$5,427	$—	$5,427
BRL CDI	Maturity	5.855%	Maturity	1/02/23	BRL	11,441,936	(123,798)	—	(123,798)
BRL CDI	Maturity	6.740%	Maturity	1/02/23	BRL	13,050,205	(122,894)	—	(122,894)
BRL CDI	Maturity	11.215%	Maturity	1/02/29	BRL	7,351,584	(30,315)	—	(30,315)
BRL CDI	Maturity	11.280%	Maturity	1/02/29	BRL	2,672,803	(9,126)	—	(9,126)
KW CDC	Quarterly	3.783%	Quarterly	9/15/24	KRW	4,437,000,000	(19,855)	—	(19,855)
							$(300,561)	$—	$(300,561)

OTC Currency Swaps

Paid by the Fund				Received by the Fund
Rate/ Reference	No. of Contracts/ Notional		Frequency	Rate/ Reference	No. of Contracts/ Notional		Frequency	Counterparty	Termination Date	Value	Upfront Premium (Paid)/ Received	Unrealized Appreciation (Depreciation)
Fixed 5.500%	EUR	500,000	Annually	Fixed 6.705%	USD	607,250	Semi-Annually	Citibank N.A.	2/19/25	$115,435	$(350)	$115,785
Fixed 3.675%	EUR	550,000	Annually	Fixed 4.793%	USD	604,450	Semi-Annually	Citibank N.A.	6/03/26	57,692	(467)	58,159
Fixed 3.125%	EUR	340,000	Annually	Fixed 4.320%	USD	367,540	Semi-Annually	Citibank N.A.	5/15/27	31,224	(170)	31,394
Fixed 5.875%	EUR	300,000	Annually	Fixed 8.460%	USD	330,000	Semi-Annually	Citibank N.A.	10/17/31	80,575	(270)	80,845
Fixed 8.750%	EUR	1,000,000	Semi-Annually	Fixed 10.219%	USD	1,218,000	Semi-Annually	JP Morgan Chase Bank N.A.*	6/16/26	276,103	300	275,803
										$561,029	$(957)	$561,986

*	Contracts are subject to a master netting agreement or similar agreement.
†

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the creditworthiness of the underlying issuer. As the credit rating declines, the likelihood of payment by the fund increases. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Markets Debt Blended Total Return Fund – Portfolio of Investments (Continued)

Currency Legend

BRL	Brazilian Real
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
HUF	Hungarian Forint
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
SGD	Singapore Dollar
THB	Thai Baht
TRY	New Turkish Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

MassMutual Global Emerging Markets Equity Fund – Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 97.4%
COMMON STOCK — 96.2%
Bermuda — 1.3%
Kunlun Energy Co. Ltd.	160,000	$115,449
Brazil — 3.9%
Atacadao SA	35,000	125,418
BB Seguridade Participacoes SA	25,500	125,601
Localiza Rent a Car SA	8,200	92,863
		343,882
Cayman Islands — 19.3%
Alibaba Group Holding Ltd. (a)	35,688	357,983
China Resources Land Ltd.	36,000	140,347
JD.com, Inc. Class A	7,162	180,850
Li Auto, Inc. ADR (a)	4,288	98,667
Meituan Class B (a) (b)	11,900	249,413
Sunny Optical Technology Group Co. Ltd.	5,400	50,755
Tencent Holdings Ltd.	14,500	489,694
Topsports International Holdings Ltd. (b)	219,000	153,757
		1,721,466
China — 11.2%
China Construction Bank Corp. Class H	301,000	173,215
China Longyuan Power Group Corp. Class H	110,000	137,556
ENN Natural Gas Co. Ltd. Class A	41,900	109,880
Luxshare Precision Industry Co. Ltd. Class A	21,900	91,061
NARI Technology Co. Ltd. Class A	36,840	128,610
Ping An Bank Co. Ltd. Class A	61,200	101,749
Ping An Insurance Group Co. of China Ltd. Class H	35,000	174,031
WuXi AppTec Co. Ltd. Class H (b)	10,600	84,430
		1,000,532
Czech Republic — 0.6%
Komercni banka AS	2,232	55,845
Hong Kong — 2.0%
AIA Group Ltd.	21,000	174,354
India — 12.6%
Axis Bank Ltd. GDR (b)	4,245	191,025
HDFC Bank Ltd. ADR	5,780	337,668
Infosys Ltd. ADR	14,099	239,260
Reliance Industries Ltd. GDR (b)	6,072	355,212
		1,123,165
Indonesia — 3.3%
Bank Negara Indonesia Persero Tbk PT	221,000	129,206

	Number of Shares	Value
Telkom Indonesia Persero Tbk PT	549,100	$159,951
		289,157
Luxembourg — 1.7%
Samsonite International SA (a) (b)	63,300	151,934
Mexico — 2.1%
Grupo Financiero Banorte SAB de CV Class O	29,027	185,942
Netherlands — 0.0%
X5 Retail Group N.V. (b) (c) (d)	4,250	—
Republic of Korea — 13.9%
Cheil Worldwide, Inc.	6,345	100,003
Hana Financial Group, Inc.	8,102	198,989
Hyundai Motor Co.	1,251	153,230
LG Chem Ltd.	511	189,364
Samsung Electronics Co. Ltd.	16,301	598,953
		1,240,539
Saudi Arabia — 3.2%
The Saudi National Bank	8,000	133,557
Saudi Tadawul Group Holding Co.	1,283	68,660
Saudi Telecom Co.	8,072	84,309
		286,526
South Africa — 2.5%
AngloGold Ashanti Ltd. Sponsored ADR	7,705	106,483
FirstRand Ltd.	34,529	114,892
		221,375
Taiwan — 12.7%
CTBC Financial Holding Co. Ltd.	153,000	95,174
Hon Hai Precision Industry Co. Ltd.	58,000	185,163
MediaTek, Inc.	6,000	104,425
Powertech Technology, Inc.	44,000	106,802
Taiwan Semiconductor Manufacturing Co. Ltd.	49,000	644,070
		1,135,634
Thailand — 1.5%
CP ALL PCL	89,200	132,900
United Arab Emirates — 1.6%
Emaar Properties PJSC	89,514	140,084
United Kingdom — 0.5%
Anglo American PLC	1,571	46,932
United States — 2.3%
Yum China Holdings, Inc.	4,333	205,081

TOTAL COMMON STOCK (Cost $9,884,111)		8,570,797

The accompanying notes are an integral part of the financial statements.

MassMutual Global Emerging Markets Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PREFERRED STOCK — 1.2%
Brazil — 1.2%
Gerdau SA	24,100	$109,189

TOTAL PREFERRED STOCK (Cost $124,643)		109,189

TOTAL EQUITIES (Cost $10,008,754)		8,679,986

MUTUAL FUNDS — 1.2%
United States — 1.2%
iShares MSCI Qatar ETF	5,087	107,204

TOTAL MUTUAL FUNDS (Cost $114,050)		107,204

RIGHTS — 0.0%
Brazil — 0.0%
Localiza Rent a Car SA (a)	25	51

TOTAL RIGHTS (Cost $0)		51

TOTAL LONG-TERM INVESTMENTS (Cost $10,122,804)		8,787,241

	Principal Amount
SHORT-TERM INVESTMENTS — 3.5%
Repurchase Agreement — 3.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (e)	$309,904	309,904

TOTAL SHORT-TERM INVESTMENTS (Cost $309,904)		309,904

TOTAL INVESTMENTS — 102.1% (Cost $10,432,708) (f)		9,097,145

Other Assets/(Liabilities) — (2.1)%		(185,596)

NET ASSETS — 100.0%		$8,911,549

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $1,185,771 or 13.31% of net assets.

(c)	Investment is valued using significant unobservable inputs.
(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2022, these securities amounted to a value of $0 or 0.00% of net assets.
(e)

Maturity value of $309,925. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 03/30/2023, and an aggregate market value, including accrued interest, of $316,189.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	28.4%
Technology	19.0%
Communications	18.2%
Consumer, Cyclical	11.5%
Energy	5.3%
Industrial	5.1%
Basic Materials	5.1%
Utilities	2.8%
Consumer, Non-cyclical	2.0%
Mutual Funds	1.2%
Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements
Statements of Assets and Liabilities September 30, 2022

	MassMutual Global Floating Rate Fund	MassMutual Global Credit Income Opportunities Fund	MassMutual Emerging Markets Debt Blended Total Return Fund	MassMutual Global Emerging Markets Equity Fund
Assets:
Investments, at value (Note 2) (a)	$296,706,281	$115,624,973	$55,390,309	$8,787,241
Repurchase agreements, at value (Note 2) (b)	—	11,461,529	678,314	309,904
Total investments	296,706,281	127,086,502	56,068,623	9,097,145
Cash	—	—	37,507	1
Foreign currency, at value (c)	3,973,509	2,257,525	171	11,162
Receivables from:
Investments sold
Regular delivery	14,107,676	2,634,011	210,076	—
Cash collateral pledged for open derivatives (Note 2)	—	—	1,375,000	—
Receivable due from broker	270,000	—	—	—
Open forward contracts (Note 2)	1,628,802	646,260	2,847,125	—
Fund shares sold	1,995,084	—	8,377	—
Investment adviser (Note 3)	86,407	44,014	48,168	—
Variation margin on open derivative instruments (Note 2)	—	—	38,050	—
Interest and dividends	3,714,817	2,103,079	1,203,924	10,878
Foreign tax reclaims	870	89,596	33,779	488
Open swap agreements, at value (Note 2)	—	—	561,029	—
Prepaid expenses	6,001	—	—	—
Total assets	322,489,447	134,860,987	62,431,829	9,119,674
Liabilities:
Payables for:
Investments purchased
Regular delivery	751,213	1,495,606	—	—
Delayed delivery	701,525	244,558	—	—
Cash collateral held for open derivatives (Note 2)	690,000	980,611	964,880	—
Premiums for closed swap agreements, at value	—	—	66,273	—
Written options outstanding, at value (Note 2) (d)	—	—	48,934	—
Dividends (Note 2)	106,372	219,464	136,338	—
Open forward contracts (Note 2)	—	—	2,626,493	—
Interest and dividends	—	—	72,837	—
Fund shares repurchased	2,476,841	166,555	42,506	—
Open swap agreements, at value (Note 2)	—	—	356,932	—
Trustees’ fees and expenses (Note 3)	81,567	47,963	30,985	2,926
Variation margin on open derivative instruments (Note 2)	—	—	18,027	—
Affiliates (Note 3):
Administration fees	107,867	70,242	53,515	26,473
Investment advisory fees	178,183	84,138	37,764	21,728
Service fees	—	7,365	—	—
Distribution fees	14,999	15,769	1,099	97
Due to custodian	706,899	304,992	—	—
Accrued expense and other liabilities	345,557	286,271	258,833	156,901
Total liabilities	6,161,023	3,923,534	4,715,416	208,125
Net assets	$316,328,424	$130,937,453	$57,716,413	$8,911,549
Net assets consist of:
Paid-in capital	$370,666,499	$178,760,568	$106,180,568	$10,154,119
Accumulated earnings (loss)	(54,338,075)	(47,823,115)	(48,464,155)	(1,242,570)
Net assets	$316,328,424	$130,937,453	$57,716,413	$8,911,549

(a)	Cost of investments:	$350,770,783	$148,569,961	$83,774,672	$10,122,804
(b)	Cost of repurchase agreements:	$—	$11,461,529	$678,314	$309,904
(c)	Cost of foreign currency:	$4,055,666	$2,285,434	$5,526	$11,187
(d)	Premiums on written options:	$—	$—	$19,786	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2022

	MassMutual Global Floating Rate Fund	MassMutual Global Credit Income Opportunities Fund	MassMutual Emerging Markets Debt Blended Total Return Fund	MassMutual Global Emerging Markets Equity Fund
Class I shares:
Net assets	$69,070,898	$5,536,405	$1,690,564	$4,312,527
Shares outstanding (a)	8,176,324	753,594	249,503	490,000
Net asset value, offering price and redemption price per share	$8.45	$7.35	$6.78	$8.80
Class Y shares:
Net assets	$194,665,361	$62,827,117	$52,349,523	$4,425,109
Shares outstanding (a)	23,070,768	8,552,956	7,750,666	502,743
Net asset value, offering price and redemption price per share	$8.44	$7.35	$6.75	$8.80
Class L shares:
Net assets	$46,796,896	$58,590,553	$3,199,161	$87,584
Shares outstanding (a)	5,555,142	7,976,875	473,424	10,000
Net asset value, offering price and redemption price per share	$8.42	$7.35	$6.76	$8.76
Offering price per share (100/[100-maximum sales charge] of net asset value)	$8.68	$7.66	$7.04	$9.13
Class C shares:
Net assets	$5,795,269	$3,983,378	$477,165	$86,329
Shares outstanding (a)	690,321	542,411	70,619	10,000
Net asset value, offering price and redemption price per share	$8.40	$7.34	$6.76	$8.63

(a)    Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2022

	MassMutual Global Floating Rate Fund	MassMutual Global Credit Income Opportunities Fund	MassMutual Emerging Markets Debt Blended Total Return Fund	MassMutual Global Emerging Markets Equity Fund
Investment income (Note 2):
Dividends (a)	$162,035	$84,407	$—	$273,904
Interest	20,127,434	10,464,213	6,701,429	1,510
Total investment income	20,289,469	10,548,620	6,701,429	275,414
Expenses (Note 3):
Investment advisory fees	2,673,505	1,135,250	772,594	101,910
Custody fees	185,718	106,301	122,340	14,449
Interest expense (Note 7)	2,022	3,621	—	—
Commitment & Service Expenses	83,255	29,764	18,404	2,189
Audit fees	82,880	82,380	58,842	58,842
Legal fees	45,036	32,438	31,481	25,085
Proxy fees	1,118	1,118	1,118	1,118
Accounting & Administration fees	136,553	81,415	65,288	31,541
Shareholder reporting fees	81,297	28,984	48,878	1,503
Trustees’ fees	148,937	80,291	55,421	7,395
Registration and filing fees	115,385	81,930	73,575	54,258
Transfer agent fees	55,900	32,248	48,384	11,182
	3,611,606	1,695,740	1,296,325	309,472
Administration fees:
Class Y	153,051	30,544	39,042	1,319
Class L	16,953	27,616	1,112	18
Class C	1,650	1,165	—	—
Distribution and Service fees:
Class L	132,044	144,057	22,089	278
Class C	68,603	50,054	5,860	1,101
Shareholder service fees:
Class Y	20,232	15,980	15,113	5
Class L	5,273	1,238	4,381	—
Class C	510	468	16	—
Total expenses	4,009,922	1,966,862	1,383,938	312,193
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(80,084)	(15,007)	(7,208)	(99,922)
Class Y fees reimbursed by adviser	(469,052)	(198,748)	(319,351)	(104,074)
Class L fees reimbursed by adviser	(79,270)	(131,007)	(28,522)	(3,041)
Class C fees reimbursed by adviser	(10,793)	(10,401)	(3,885)	(3,327)
Net expenses:	3,370,723	1,611,699	1,024,972	101,829
Net investment income (loss)	16,918,746	8,936,921	5,676,457	173,585

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2022

	MassMutual Global Floating Rate Fund	MassMutual Global Credit Income Opportunities Fund	MassMutual Emerging Markets Debt Blended Total Return Fund	MassMutual Global Emerging Markets Equity Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$(7,472,457)	$(4,734,712)	$(20,880,792)	$21,080
Futures contracts	—	—	1,226,656	—
Written options	—	—	810,205	—
Swap agreements	—	—	(2,239,249)	—
Foreign currency transactions	678,505	(273,484)	(218,708)	(3,261)
Forward contracts	17,147,940	7,651,072	(581,152)	—
Net realized gain (loss)	10,353,988	2,642,876	(21,883,040)	17,819
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(51,849,843)	(31,370,564)	(25,123,635)	(3,532,851)
Futures contracts	—	—	345,881	—
Written options	—	—	(374,149)	—
Swap agreements	—	—	1,419,751	—
Translation of assets and liabilities in foreign currencies	(674,980)	22,896	(17,747)	(102)
Forward contracts	(352,387)	(554,339)	100,895	—
Net change in unrealized appreciation (depreciation)	(52,877,210)	(31,902,007)	(23,649,004)	(3,532,953)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(42,523,222)	(29,259,131)	(45,532,044)	(3,515,134)
Net increase (decrease) in net assets resulting from operations	$(25,604,476)	$(20,322,210)	$(39,855,587)	$(3,341,549)

(a) Net of foreign withholding tax of:	$—	$10,265	$—	$36,346

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Global Floating Rate Fund(1)
	Year Ended September 30, 2022	Period Ended September 30, 2021	Year Ended June 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$16,918,746	$3,319,207	$10,372,461
Net realized gain (loss)	10,353,988	2,421,489	(6,639,001)
Net change in unrealized appreciation (depreciation)	(52,877,210)	(2,176,115)	27,022,747
Net increase (decrease) in net assets resulting from operations	(25,604,476)	3,564,581	30,756,207
Distributions to shareholders (Note 2):
Class I	(3,199,216)	(581,952)	(1,790,541)
Class Y	(11,570,943)	(2,227,716)	(6,243,052)
Class L	(2,117,862)	(380,457)	(1,442,871)
Class C	(222,878)	(39,580)	(196,711)
Total distributions	(17,110,899)	(3,229,705)	(9,673,175)
Tax return of capital:
Class I	—	—	—
Class Y	—	—	—
Class L	—	—	—
Class C	—	—	—
Total tax return of capital	—	—	—
Net fund share transactions (Note 5):
Class I	4,113,746	7,581,952	21,460,541
Class Y	(70,227,783)	37,296,648	111,900,556
Class L	(886,943)	7,699,282	4,591,150
Class C	(248,965)	47,780	(412,079)
Increase (decrease) in net assets from fund share transactions	(67,249,945)	52,625,662	137,540,168
Total increase (decrease) in net assets	(109,965,320)	52,960,538	158,623,200
Net assets
Beginning of year	426,293,744	373,333,206	214,710,006
End of year	$316,328,424	$426,293,744	$373,333,206

(1)

On December 13, 2021, the Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, and Barings Emerging Markets Debt Blended Total Return Fund (each, a “Predecessor Fund”) were reorganized into the MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, and MassMutual Emerging Markets Debt Blended Total Return Fund (each, a “Fund”), respectively, and shareholders of each Predecessor Fund received a proportional distribution of the same class of shares, or Class L shares in the case of Class A shares, of the corresponding Fund. Information shown prior to December 13, 2021 is that of each applicable Predecessor Fund, and is that of each applicable Fund after December 13, 2021. Each Predecessor Fund changed its fiscal year end to September 30th prior to the reorganization.

The accompanying notes are an integral part of the financial statements.

MassMutual Global Credit Income Opportunities Fund(1)			MassMutual Emerging Markets Debt Blended Total Return Fund(1)
Year Ended September 30, 2022	Period Ended September 30, 2021	Year Ended June 30, 2021	Year Ended September 30, 2022	Period Ended September 30, 2021	Year Ended June 30, 2021

$8,936,921	$2,545,149	$9,431,773	$5,676,457	$1,584,920	$4,167,455
2,642,876	2,066,567	(7,478,026)	(21,883,040)	1,979,803	5,519,368
(31,902,007)	(2,917,526)	25,680,691	(23,649,004)	(6,951,549)	(392,479)
(20,322,210)	1,694,190	27,634,438	(39,855,587)	(3,386,826)	9,294,344

(390,617)	(229,463)	(1,177,641)	(65,064)	(12)	(697,507)
(5,279,435)	(1,687,604)	(6,573,572)	(7,132,638)	(1,575,410)	(4,615,618)
(3,569,242)	(487,373)	(1,036,691)	(684,551)	(212,699)	(780,889)
(268,433)	(56,334)	(312,103)	(37,233)	(5,901)	(20,356)
(9,507,727)	(2,460,774)	(9,100,007)	(7,919,486)	(1,794,022)	(6,114,370)

—	—	—	(12,456)	—	—
—	—	—	(1,365,466)	—	—
—	—	—	(131,050)	—	—
—	—	—	(7,128)	—	—
—	—	—	(1,516,100)	—	—

373,111	(15,043,033)	(2,587,331)	1,937,926	—	(15,202,990)
(36,625,741)	(56,970,213)	69,552,365	(31,475,200)	20,931,585	75,727,910
17,269,403	43,114,504	(37,010,165)	(9,511,106)	827,051	10,582,582
(920,668)	90,866	(2,383,347)	162,184	140,152	228,567
(19,903,895)	(28,807,876)	27,571,522	(38,886,196)	21,898,788	71,336,069
(49,733,832)	(29,574,460)	46,105,953	(88,177,369)	16,717,940	74,516,043

180,671,285	210,245,745	164,139,792	145,893,782	129,175,842	54,659,799
$130,937,453	$180,671,285	$210,245,745	$57,716,413	$145,893,782	$129,175,842

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Global Emerging Markets Equity Fund(1)
	Year Ended September 30, 2022	Period Ended September 30, 2021	Year Ended June 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$173,585	$64,506	$177,829
Net realized gain (loss)	17,819	(81,398)	638,139
Net change in unrealized appreciation (depreciation)	(3,532,953)	(1,107,329)	2,563,741
Net increase (decrease) in net assets resulting from operations	(3,341,549)	(1,124,221)	3,379,709
Distributions to shareholders (Note 2):
Class I	(153,174)	(62,328)	(51,989)
Class Y	(157,506)	(62,439)	(51,989)
Class L	(3,126)	(1,100)	(933)
Class C	(3,126)	(577)	(547)
Total distributions	(316,932)	(126,444)	(105,458)
Net fund share transactions (Note 5):
Class I	—	—	—
Class Y	(10,194)	105,199	74,500
Class L	—	—	—
Class C	—	—	—
Increase (decrease) in net assets from fund share transactions	(10,194)	105,199	74,500
Total increase (decrease) in net assets	(3,668,675)	(1,145,466)	3,348,751
Net assets
Beginning of year	12,580,224	13,725,690	10,376,939
End of year	$8,911,549	$12,580,224	$13,725,690

(1)

On December 13, 2021, the Barings Global Emerging Markets Equity Fund (the “Predecessor Fund”) was reorganized into the MassMutual Global Emerging Markets Equity Fund (the “Fund”) and shareholders of the Predecessor Fund received a proportional distribution of the same class of shares, or Class L shares in the case of Class A shares, of the Fund. Information shown prior to December 13, 2021 is that of the Predecessor Fund, and is that of the Fund after December 13, 2021. The Predecessor Fund changed its fiscal year end to September 30th prior to the reorganization.

The accompanying notes are an integral part of the financial statements.

MassMutual Global Floating Rate Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]	Net asset value, end of the period	Ratio of expenses to average daily net assets before expense waivers (including interest expense)[p]	Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j,p]	Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]	Net investment income (loss) to average daily net assets (including interest expense)[p]
Class I*
9/30/22	$ 9.43	$ 0.39	$ (0.98)	$ (0.59)	$ (0.39)	$ —	$ —	$ (0.39)	$ 8.45	(6.44%)	$ 69,071	0.88%	0.77%	0.77%	4.26%
9/30/21	9.43	0.08	—	0.08	(0.08)	—	—	(0.08)	9.43	0.90%[b]	72,615	0.90%[a]	N/A	0.75%[a]	3.39%[a]
6/30/21	8.58	0.38	0.83	1.21	(0.36)	—	—	(0.36)	9.43	14.19%	64,969	0.92%	N/A	0.75%	4.15%
6/30/20	9.28	0.43	(0.66)	(0.23)	(0.36)	(0.03)	(0.08)	(0.47)	8.58	(2.47%)	39,483	0.92%	N/A	0.75%	4.87%
6/30/19	9.50	0.47	(0.18)	0.29	(0.47)	(0.04)	—	(0.51)	9.28	3.04%	32,531	0.94%	N/A	0.75%	5.01%
6/30/18	9.56	0.46	(0.06)	0.40	(0.41)	—	(0.05)	(0.46)	9.50	4.28%	18,370	1.03%	N/A	0.71%[o]	4.78%
Class Y*
9/30/22	$ 9.42	$ 0.38	$ (0.97)	$ (0.59)	$ (0.39)	$ —	$ —	$ (0.39)	$ 8.44	(6.45%)	$ 194,665	0.94%	0.77%	0.77%	4.12%
9/30/21	9.42	0.08	—	0.08	(0.08)	—	—	(0.08)	9.42	0.89%[b]	293,545	0.93%[a]	N/A	0.75%[a]	3.39%[a]
6/30/21	8.58	0.37	0.83	1.20	(0.36)	—	—	(0.36)	9.42	14.19%	256,020	0.95%	N/A	0.75%	4.08%
6/30/20	9.27	0.44	(0.66)	(0.22)	(0.36)	(0.03)	(0.08)	(0.47)	8.58	(2.54%)	131,302	0.99%	N/A	0.75%	4.89%
6/30/19	9.50	0.47	(0.19)	0.28	(0.47)	(0.04)	—	(0.51)	9.27	3.03%	187,887	0.96%	N/A	0.75%	4.99%
6/30/18	9.56	0.46	(0.06)	0.40	(0.41)	—	(0.05)	(0.46)	9.50	4.27%	172,736	1.01%	N/A	0.71%[o]	4.79%
Class L*
9/30/22	$ 9.41	$ 0.36	$ (0.98)	$ (0.62)	$ (0.37)	$ —	$ —	$ (0.37)	$ 8.42	(6.76%)	$ 46,797	1.17%	1.02%	1.02%	3.99%
9/30/21	9.40	0.07	0.01	0.08	(0.07)	—	—	(0.07)	9.41	0.83%[b]	53,368	1.20%[a]	N/A	1.00%[a]	3.13%[a]
6/30/21	8.56	0.36	0.81	1.17	(0.33)	—	—	(0.33)	9.40	13.90%	45,630	1.25%	N/A	1.00%	3.93%
6/30/20	9.26	0.41	(0.66)	(0.25)	(0.34)	(0.03)	(0.08)	(0.45)	8.56	(2.79%)	37,431	1.22%	N/A	1.00%	4.63%
6/30/19	9.48	0.44	(0.18)	0.26	(0.44)	(0.04)	—	(0.48)	9.26	2.77%	45,213	1.25%	N/A	1.00%	4.72%
6/30/18	9.54	0.43	(0.06)	0.37	(0.38)	—	(0.05)	(0.43)	9.48	4.00%	53,371	1.26%	N/A	0.96%[o]	4.55%
Class C*
9/30/22	$ 9.37	$ 0.29	$ (0.96)	$ (0.67)	$ (0.30)	$ —	$ —	$ (0.30)	$ 8.40	(7.35%)	$ 5,795	1.93%	1.77%	1.77%	3.21%
9/30/21	9.37	0.06	(0.01)	0.05	(0.05)	—	—	(0.05)	9.37	0.64%[b]	6,766	1.99%[a]	N/A	1.75%[a]	2.39%[a]
6/30/21	8.53	0.29	0.81	1.10	(0.26)	—	—	(0.26)	9.37	13.08%	6,714	2.05%	N/A	1.75%	3.20%
6/30/20	9.22	0.35	(0.66)	(0.31)	(0.29)	(0.03)	(0.06)	(0.38)	8.53	(3.52%)	6,494	2.04%	N/A	1.75%	3.88%
6/30/19	9.45	0.37	(0.19)	0.18	(0.37)	(0.04)	—	(0.41)	9.22	2.02%	8,005	2.05%	N/A	1.74%	4.00%
6/30/18	9.51	0.36	(0.06)	0.30	(0.32)	—	(0.04)	(0.36)	9.45	3.24%	8,311	2.09%	N/A	1.70%[o]	3.80%

			Year ended June 30
	Year Ended September 30, 2022	Period Ended September 30, 2021b,*	2021	2020	2019	2018
Portfolio turnover rate	40%	9%	43%	37%	47%	58%

*

On December 13, 2021, the Barings Global Floating Rate Fund (the “Predecessor Fund”) was reorganized into the MassMutual Global Floating Rate Fund (the “Fund”) and shareholders of the Predecessor Fund received a proportional distribution of the same class of shares, or Class L shares in the case of Class A shares, of the Fund. Information shown prior to December 13, 2021 is that of the Predecessor Fund, and is that of the Fund after December 13, 2021. The Predecessor Fund changed its fiscal year end to September 30th prior to the reorganization.

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to agreements by MML Advisers and Barings LLC to waive certain fees and expenses of the Fund and the Predecessor Fund (Note 1), respectively.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
o	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.
p	Interest expense incurred as a result of entering into line of credit transactions is included in the Fund’s net expenses in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.

MassMutual Global Credit Income Opportunities Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]	Net asset value, end of the period	Ratio of expenses to average daily net assets before expense waivers (including interest expense)[p]	Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j,p]	Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]	Net investment income (loss) to average daily net assets (including interest expense)[p]
Class I*
9/30/22	$ 9.04	$ 0.51	$ (1.66)	$ (1.15)	$ (0.54)	$ —	$ —	$ (0.54)	$ 7.35	(13.23%)	$ 5,536	1.14%	0.89%	0.89%	6.10%
9/30/21	9.08	0.11	(0.04)	0.07	(0.11)	—	—	(0.11)	9.04	0.81%[b]	6,405	1.15%[a]	NA	0.95%[a]	4.96%[a]
6/30/21	8.14	0.48	0.92	1.40	(0.46)	—	—	(0.46)	9.08	17.51%	21,492	1.08%	NA	0.95%	5.50%
6/30/20	8.93	0.48	(0.79)	(0.31)	(0.41)	—	(0.07)	(0.48)	8.14	(3.45%)	21,606	1.07%	NA	0.95%	5.60%
6/30/19	9.32	0.52	(0.29)	0.23	(0.51)	(0.10)	(0.01)	(0.62)	8.93	2.65%	23,203	1.09%	NA	0.95%	5.69%
6/30/18	9.50	0.51	(0.18)	0.33	(0.49)	—	(0.02)	(0.51)	9.32	3.49%	21,788	1.13%	NA	0.95%	5.45%
Class Y*
9/30/22	$ 9.04	$ 0.50	$ (1.66)	$ (1.16)	$ (0.53)	$ —	$ —	$ (0.53)	$ 7.35	(13.26%)	$ 62,827	1.17%	0.93%	0.93%	6.01%
9/30/21	9.08	0.11	(0.04)	0.07	(0.11)	—	—	(0.11)	9.04	0.80%[b]	115,478	1.20%[a]	NA	0.95%[a]	5.01%[a]
6/30/21	8.14	0.47	0.93	1.40	(0.46)	—	—	(0.46)	9.08	17.52%	173,113	1.12%	NA	0.95%	5.35%
6/30/20	8.93	0.48	(0.79)	(0.31)	(0.41)	—	(0.07)	(0.48)	8.14	(3.44%)	90,254	1.10%	NA	0.95%	5.60%
6/30/19	9.31	0.52	(0.28)	0.24	(0.51)	(0.10)	(0.01)	(0.62)	8.93	2.64%	129,621	1.12%	NA	0.95%	5.71%
6/30/18	9.50	0.51	(0.19)	0.32	(0.49)	—	(0.02)	(0.51)	9.31	3.48%	140,362	1.14%	NA	0.95%	5.43%
Class L*
9/30/22	$ 9.04	$ 0.48	$ (1.66)	$ (1.18)	$ (0.51)	$ —	$ —	$ (0.51)	$ 7.35	(13.48%)	$ 58,591	1.42%	1.19%	1.19%	5.81%
9/30/21	9.08	0.10	(0.03)	0.07	(0.11)	—	—	(0.11)	9.04	0.79%[b]	52,875	1.37%[a]	NA	1.20%[a]	4.56%[a]
6/30/21	8.14	0.48	0.90	1.38	(0.44)	—	—	(0.44)	9.08	17.18%	9,795	1.39%	NA	1.20%	5.65%
6/30/20	8.93	0.46	(0.79)	(0.33)	(0.40)	—	(0.06)	(0.46)	8.14	(3.69%)	44,860	1.32%	NA	1.20%	5.35%
6/30/19	9.32	0.50	(0.30)	0.20	(0.48)	(0.10)	(0.01)	(0.59)	8.93	2.39%	51,205	1.36%	NA	1.20%	5.46%
6/30/18	9.51	0.49	(0.19)	0.30	(0.47)	—	(0.02)	(0.49)	9.32	3.24%	60,507	1.38%	NA	1.20%	5.17%
Class C*
9/30/22	$ 9.04	$ 0.42	$ (1.67)	$ (1.25)	$ (0.45)	$ —	$ —	$ (0.45)	$ 7.34	(14.25%)	$ 3,983	2.18%	1.97%	1.97%	5.00%
9/30/21	9.08	0.09	(0.04)	0.05	(0.09)	—	—	(0.09)	9.04	0.56%[b]	5,914	2.24%[a]	NA	1.95%[a]	3.96%[a]
6/30/21	8.13	0.39	0.93	1.32	(0.37)	—	—	(0.37)	9.08	16.42%	5,846	2.19%	NA	1.95%	4.49%
6/30/20	8.92	0.39	(0.78)	(0.39)	(0.35)	—	(0.05)	(0.40)	8.13	(4.41%)	7,421	2.18%	NA	1.95%	4.60%
6/30/19	9.31	0.43	(0.29)	0.14	(0.42)	(0.10)	(0.01)	(0.53)	8.92	1.63%	8,462	2.21%	NA	1.95%	4.73%
6/30/18	9.50	0.42	(0.19)	0.23	(0.40)	—	(0.02)	(0.42)	9.31	2.47%	8,842	2.21%	NA	1.95%	4.44%

			Year ended June 30
	Year Ended September 30	Period Ended September 30, 2021b,*	2021	2020	2019	2018
Portfolio turnover rate	44%	15%	71%	64%	59%	52%

*

On December 13, 2021, the Barings Global Credit Income Opportunities Fund (the “Predecessor Fund”) was reorganized into the MassMutual Global Credit Income Opportunities Fund (the “Fund”) and shareholders of the Predecessor Fund received a proportional distribution of the same class of shares, or Class L shares in the case of Class A shares, of the Fund. Information shown prior to December 13, 2021 is that of the Predecessor Fund, and is that of the Fund after December 13, 2021. The Predecessor Fund changed its fiscal year end to September 30th prior to the reorganization.

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to agreements by MML Advisers and Barings LLC to waive certain fees and expenses of the Fund and the Predecessor Fund (Note 1), respectively.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
p	Interest expense incurred as a result of entering into line of credit transactions is included in the Fund’s net expenses in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Markets Debt Blended Total Return Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]	Net asset value, end of the period	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I*
9/30/22	$ 10.61	$ 0.44	$ (3.54)	$ (3.10)	$ (0.47)	$ (0.17)	$ (0.09)	$ (0.73)	$ 6.78	(30.40%)	$ 1,691	1.67%	1.00%	5.90%
9/30/21	11.00	0.11	(0.37)	(0.26)	(0.13)	—	—	(0.13)	10.61	(2.44%)[b]	1	706.64%[a]	0.95%[a]	3.98%[a]
6/30/21	10.43	0.57	0.80	1.37	(0.60)	(0.20)	—	(0.80)	11.00	13.70%	1	1.29%	0.95%	5.26%
6/30/20	10.06	0.69	0.32	1.01	(0.64)	—	—	(0.64)	10.43	10.39%	14,563	1.40%	0.95%	6.99%
6/30/19	9.51	0.59	0.58	1.17	(0.57)	—	(0.05)	(0.62)	10.06	12.86%	23,964	1.44%	0.73%[o]	6.18%
6/30/18	10.55	0.54	(0.70)	(0.16)	(0.58)	(0.30)	—	(0.88)	9.51	(1.94%)	22,650	1.94%	0.80%[o]	5.31%
Class Y*
9/30/22	$ 10.59	$ 0.48	$ (3.59)	$ (3.11)	$ (0.47)	$ (0.17)	$ (0.09)	$ (0.73)	$ 6.75	(30.59)%	$ 52,350	1.31%	0.97%	5.55%
9/30/21	10.99	0.12	(0.38)	(0.26)	(0.14)	—	—	(0.14)	10.59	(2.38%)[b]	127,650	1.26%[a]	0.95%[a]	4.48%[a]
6/30/21	10.42	0.53	0.84	1.37	(0.60)	(0.20)	—	(0.80)	10.99	13.61%	111,221	1.34%	0.95%	4.90%
6/30/20	10.06	0.67	0.33	1.00	(0.64)	—	—	(0.64)	10.42	10.33%	33,429	1.42%	0.95%	6.84%
6/30/19	9.51	0.59	0.58	1.17	(0.57)	—	(0.05)	(0.62)	10.06	12.86%	25,805	1.44%	0.72%[o]	6.19%
6/30/18	10.55	0.55	(0.71)	(0.16)	(0.58)	(0.30)	—	(0.88)	9.51	(1.94%)	23,122	1.95%	0.80%[o]	5.38%
Class L*
9/30/22	$ 10.59	$ 0.47	$ (3.59)	$ (3.12)	$ (0.45)	$ (0.17)	$ (0.09)	$ (0.71)	$ 6.76	(30.66%)	$ 3,199	1.53%	1.21%	5.19%
9/30/21	10.99	0.12	(0.39)	(0.27)	(0.13)	—	—	(0.13)	10.59	(2.44%)[b]	17,660	1.60%[a]	1.20%[a]	4.24%[a]
6/30/21	10.42	0.51	0.84	1.35	(0.58)	(0.20)	—	(0.78)	10.99	13.32%	17,491	1.73%	1.20%	4.71%
6/30/20	10.06	0.60	0.38	0.98	(0.62)	—	—	(0.62)	10.42	10.11%	6,443	2.08%	1.20%	6.21%
6/30/19	9.51	0.55	0.60	1.15	(0.55)	—	(0.05)	(0.60)	10.06	12.59%	405	3.19%	1.02%[o]	5.74%
6/30/18	10.55	0.45	(0.64)	(0.19)	(0.55)	(0.30)	—	(0.85)	9.51	(2.21%)	566	3.63%	1.11%[o]	4.33%
Class C*
9/30/22	$ 10.59	$ 0.39	$ (3.58)	$ (3.19)	$ (0.39)	$ (0.17)	$ (0.08)	$ (0.64)	$ 6.76	(31.20%)	$ 477	2.64%	1.98%	4.68%
9/30/21	10.99	0.09	(0.38)	(0.29)	(0.11)	—	—	(0.11)	10.59	(2.62%)[b]	583	3.43%[a]	1.95%[a]	3.48%[a]
6/30/21	10.42	0.43	0.83	1.26	(0.49)	(0.20)	—	(0.69)	10.99	12.51%	463	4.40%	1.95%	3.98%
6/30/20	10.06	0.60	0.31	0.91	(0.55)	—	—	(0.55)	10.42	9.28%	225	5.29%	1.95%	6.09%
6/30/19	9.51	0.49	0.59	1.08	(0.48)	—	(0.05)	(0.53)	10.06	11.78%	261	5.02%	1.71%[o]	5.14%
6/30/18	10.55	0.48	(0.74)	(0.26)	(0.48)	(0.30)	—	(0.78)	9.51	(2.90%)	277	5.85%	1.85%[o]	4.63%

			Year ended June 30
	Year Ended September 30, 2022	Period Ended September 30, 2021b,*	2021	2020	2019	2018
Portfolio turnover rate	55%	10%	52%	127%	90%	52%

*

On December 13, 2021, the Barings Emerging Markets Debt Blended Total Return Fund (the “Predecessor Fund”) was reorganized into the MassMutual Emerging Markets Debt Blended Total Return Fund (the “Fund”) and shareholders of the Predecessor Fund received a proportional distribution of the same class of shares, or Class L shares in the case of Class A shares, of the Fund. Information shown prior to December 13, 2021 is that of the Predecessor Fund, and is that of the Fund after December 13, 2021. The Predecessor Fund changed its fiscal year end to September 30th prior to the reorganization.

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to agreements by MML Advisers and Barings LLC to waive certain fees and expenses of the Fund and the Predecessor Fund (Note 1), respectively.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
o	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

The accompanying notes are an integral part of the financial statements.

MassMutual Global Emerging Markets Equity Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]	Net asset value, end of the period	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I*
9/30/22	$ 12.41	$ 0.17	$ (3.47)	$ (3.30)	$ (0.06)	$ (0.25)	$ —	$ (0.31)	$ 8.80	(27.26%)	$ 4,313	2.71%	0.89%	1.55%
9/30/21	13.65	0.06	(1.17)	(1.11)	(0.13)	—	—	(0.13)	12.41	(8.21%)[b]	6,080	5.49%[a]	0.90%[a]	2.00%[a]
6/30/21	10.38	0.18	3.20	3.38	(0.11)	—	—	(0.11)	13.65	32.74%	6,689	3.17%	0.99%	1.39%
6/30/20	11.13	0.18	(0.58)	(0.40)	(0.22)	(0.11)	(0.02)	(0.35)	10.38	(3.78%)	5,085	2.96%	1.20%[s]	1.71%
6/30/19[g]	10.00	0.08	1.05	1.13	—	—	—	—	11.13	11.26%[b]	5,452	2.94%[a]	1.20%[a,s]	0.98%[a]
Class Y*
9/30/22	$ 12.41	$ 0.17	$ (3.47)	$ (3.30)	$ (0.06)	$ (0.25)	$ —	$ (0.31)	$ 8.80	(27.26%)	$ 4,425	2.74%	0.89%	1.55%
9/30/21	13.65	0.06	(1.17)	(1.11)	(0.13)	—	—	(0.13)	12.41	(8.21%)[b]	6,253	5.49%[a]	0.90%[a]	2.00%[a]
6/30/21	10.38	0.18	3.20	3.38	(0.11)	—	—	(0.11)	13.65	32.74%	6,765	3.17%	0.99%	1.40%
6/30/20	11.13	0.18	(0.58)	(0.40)	(0.22)	(0.11)	(0.02)	(0.35)	10.38	(3.78%)	5,085	2.96%	1.20%[s]	1.71%
6/30/19[g]	10.00	0.08	1.05	1.13	—	—	—	—	11.13	11.26%[b]	5,452	2.94%[a]	1.20%[a,s]	0.98%[a]
Class L*
9/30/22	$ 12.38	$ 0.14	$ (3.45)	$ (3.31)	$ (0.06)	$ (0.25)	$ —	$ (0.31)	$ 8.76	(27.45%)	$ 88	3.90%	1.17%	1.26%
9/30/21	13.61	0.06	(1.18)	(1.12)	(0.11)	—	—	(0.11)	12.38	(8.27%)[b]	124	18.61%[a]	1.15%[a]	1.75%[a]
6/30/21	10.36	0.15	3.19	3.34	(0.09)	—	—	(0.09)	13.61	32.40%	136	6.21%	1.24%	1.14%
6/30/20	11.10	0.15	(0.57)	(0.42)	(0.20)	(0.11)	(0.01)	(0.32)	10.36	(4.02%)	104	9.06%	1.45%[s]	1.46%
6/30/19[g]	10.00	0.06	1.04	1.10	—	—	—	—	11.10	11.04%[b]	111	7.43%[a]	1.45%[a,s]	0.73%[a]
Class C*
9/30/22	$ 12.30	$ 0.06	$ (3.42)	$ (3.36)	$ (0.06)	$ (0.25)	$ —	$ (0.31)	$ 8.63	(28.00%)	$ 86	4.94%	1.92%	0.51%
9/30/21	13.50	0.03	(1.17)	(1.14)	(0.06)	—	—	(0.06)	12.30	(8.45%)[b]	123	10.21%[a]	1.90%[a]	1.00%[a]
6/30/21	10.32	0.05	3.18	3.23	(0.05)	—	—	(0.05)	13.50	31.41%	135	7.30%	1.99%	0.39%
6/30/20	11.04	0.07	(0.57)	(0.50)	(0.10)	(0.11)	(0.01)	(0.22)	10.32	(4.74%)	103	9.82%	2.20%[s]	0.71%
6/30/19[g]	10.00	0.00[d]	1.04	1.04	—	—	—	—	11.04	10.39%[b]	110	8.19%[a]	2.20%[a,s]	(0.03%)[a]

			Year ended June 30
	Year Ended September 30, 2022	Period Ended September 30, 2021b,*	2021	2020	Period ended June 30, 2019[b,g]
Portfolio turnover rate	22%	8%	37%	19%	8%

*

On December 13, 2021, the Barings Global Emerging Markets Equity Fund (the “Predecessor Fund”) was reorganized into the MassMutual Global Emerging Markets Equity Fund (the “Fund”) and shareholders of the Predecessor Fund received a proportional distribution of the same class of shares, or Class L shares in the case of Class A shares, of the Fund. Information shown prior to December 13, 2021 is that of the Predecessor Fund, and is that of the Fund after December 13, 2021. The Predecessor Fund changed its fiscal year end to September 30th prior to the reorganization.

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period September 17, 2018 (commencement of operations) through June 30, 2019.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
j	Computed after giving effect to agreements by MML Advisers and Barings LLC to waive certain fees and expenses of the Fund and the Predecessor Fund (Note 1), respectively.
s	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Predecessor Fund invested.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MassMutual Advantage Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated April 26, 2021. The Trust consists of the following series (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Global Floating Rate Fund (“Global Floating Rate Fund”)

MassMutual Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund”)

MassMutual Emerging Markets Debt Blended Total Return Fund (“Emerging Markets Debt Blended Total Return Fund”)

MassMutual Global Emerging Markets Equity Fund (“Global Emerging Markets Equity Fund”)

On December 13, 2021, the assets of each of the Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Emerging Markets Debt Blended Total Return Fund, and Barings Global Emerging Markets Equity Fund (each, a “Predecessor Fund,” and together the “Predecessor Funds”) were transferred to the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund, and Global Emerging Markets Equity Fund, respectively, in exchange for shares of the corresponding Fund and the assumption by that Fund of all of the liabilities of the corresponding Predecessor Fund. Shareholders of the Predecessor Funds received a proportional distribution of the same class of shares, or Class L shares in the case of Class A shares, of the corresponding Fund. At the time of this reorganization, each of the Funds was a newly formed series of the Trust, which at the time, was itself a newly created Massachusetts business trust. Each of the Predecessor Funds was the accounting and performance survivor in its respective reorganization, and each corresponding Fund, as the corporate survivor in its respective reorganization, adopted the accounting and performance history of the corresponding Predecessor Fund.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes; instead, MML Investment Advisers, LLC (“MML Advisers”) will determine the fair value of a Fund’s securities in accordance with MML Advisers’ fair valuation policy and procedures. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Notes to Financial Statements (Continued)

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral.

The Board of Trustees (“Trustees”) have designated MML Advisers as the Funds’ “valuation designee,” responsible for determining the fair value, in good faith, of securities and other instruments held by the Funds for which market quotations are not readily available or for which such market quotations or values are considered by MML Advisers or a subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event). It is possible that a significant amount of a Fund’s assets will be subject to fair valuation in accordance with MML Advisers’ fair valuation policy and procedures. The fair value determined for an investment by MML Advisers may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs may be fair valued using one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Notes to Financial Statements (Continued)

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indexes or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing the Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Notes to Financial Statements (Continued)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The following is the aggregate value by input level, as of September 30, 2022, for the Funds’ investments:

	Level 1	Level 2	Level 3		Total
Global Floating Rate Fund
Asset Investments
Common Stock	$169,612	$920,078 *	$624,029	**	$1,713,719
Bank Loans (Less Unfunded Loan Commitments)	—	273,329,414	—		273,329,414
Corporate Debt	—	20,967,853	701,525	**	21,669,378
Warrants	—	14,320	—		14,320
Unfunded Loan Commitments***	—	(20,550)	—		(20,550)
Total Investments	$169,612	$295,211,115	$1,325,554		$296,706,281
Asset Derivatives
Forward Contracts	$—	$1,628,802	$—		$1,628,802

Global Credit Income Opportunities Fund
Asset Investments
Common Stock*
France	$28,021	$14,634	$—		$42,655
Spain	—	668	—	+,**	668
United Kingdom	—	162,038	307,083	**	469,121
United States	—	—	27,543	**	27,543
Bank Loans (Less Unfunded Loan Commitments)	—	51,667,541	336,893	**	52,004,434
Corporate Debt	—	50,254,805	244,558	**	50,499,363
Non-U.S. Government Agency Obligations	—	12,031,656	—		12,031,656
Warrants	—	42,055	—		42,055
Purchased Options	516,480	—	—		516,480
Short-Term Investments	—	11,461,529	—		11,461,529
Unfunded Loan Commitments***	—	(9,002)	—		(9,002)
Total Investments	$544,501	$125,625,924	$916,077		$127,086,502
Asset Derivatives
Forward Contracts	$—	$646,260	$—		$646,260

Emerging Markets Debt Blended Total Return Fund
Asset Investments
Corporate Debt	$—	$24,249,534	$—		$24,249,534
Sovereign Debt Obligations	—	31,139,574	—		31,139,574
Purchased Options	—	1,201	—		1,201
Short-Term Investments	—	678,314	—		678,314
Total Investments	$—	$56,068,623	$—		$56,068,623
Asset Derivatives
Forward Contracts	$—	$2,847,125	$—		$2,847,125
Futures Contracts	454,256	—	—		454,256
Swap Agreements	—	566,456	—		566,456
Total	$454,256	$3,413,581	$—		$3,867,837

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Emerging Markets Debt Blended Total Return Fund (Continued)
Liability Derivatives
Forward Contracts	$—	$(2,626,493)	$—		$(2,626,493)
Swap Agreements	—	(662,920)	—		(662,920)
Written Options	—	(48,934)	—		(48,934)
Total	$—	$(3,338,347)	$—		$(3,338,347)

Global Emerging Markets Equity Fund
Asset Investments
Common Stock*
Bermuda	$—	$115,449	$—		$115,449
Brazil	343,882	—	—		343,882
Cayman Islands	98,667	1,622,799	—		1,721,466
China	—	1,000,532	—		1,000,532
Czech Republic	—	55,845	—		55,845
Hong Kong	—	174,354	—		174,354
India	1,123,165	—	—		1,123,165
Indonesia	—	289,157	—		289,157
Luxembourg	—	151,934	—		151,934
Mexico	185,942	—	—		185,942
Netherlands	—	—	—	+,**	—
Republic of Korea	—	1,240,539	—		1,240,539
Saudi Arabia	—	286,526	—		286,526
South Africa	106,483	114,892	—		221,375
Taiwan	—	1,135,634	—		1,135,634
Thailand	—	132,900	—		132,900
United Arab Emirates	—	140,084	—		140,084
United Kingdom	—	46,932	—		46,932
United States	205,081	—	—		205,081
Preferred Stock
Brazil	109,189	—	—		109,189
Mutual Funds	107,204	—	—		107,204
Rights	51	—	—		51
Short-Term Investments	—	309,904	—		309,904
Total Investments	$2,279,664	$6,817,481	$—		$9,097,145

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

**	Level 3 investments at September 30, 2022 in relation to net assets were not significant.
***	Unfunded loan commitments are valued at the unrealized appreciation (depreciation) on the commitment.
+	Represents a security at $0 value as of September 30, 2022.

For certain Fund(s) the Statement of Assets and Liabilities shows receivable due from broker and cash collateral pledged for open derivatives, as well as, any applicable liabilities for investments purchased on a delayed delivery basis, amounts due to custodian, and cash collateral held for open derivatives. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of September 30, 2022.

The Global Emerging Markets Equity Fund had no Level 3 transfers during the year ended September 30, 2022. The Global Floating Rate Fund, Global Credit Income Opportunities Fund, and Emerging Markets Debt Blended Total Return Fund had Level 3 transfers during the year ended September 30, 2022; however, none of the transfers individually or collectively had a material impact on the Global Floating Rate Fund, Global Credit Income Opportunities Fund, and Emerging Markets Debt Blended Total Return Fund.

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more underlying indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

At September 30, 2022, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Global Floating Rate Fund
Asset Derivatives
Forward Contracts*	$—	$—	$1,628,802	$—	$1,628,802
Realized Gain (Loss)#
Forward Contracts	$—	$—	$17,147,940	$—	$17,147,940
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$—	$(352,387)	$—	$(352,387)

Global Credit Income Opportunities Fund
Asset Derivatives
Purchased Options*,^^^	$—	$516,480	$—	$—	$516,480
Forward Contracts*	—	—	646,260	—	646,260
Total Value	$—	$516,480	$646,260	$—	$1,162,740
Realized Gain (Loss)#
Forward Contracts	$—	$—	$7,651,072	$—	$7,651,072
Change in Appreciation (Depreciation)##
Purchased Options	$—	$199,632	$—	$—	$199,632
Forward Contracts	—	—	(554,339)	—	(554,339)
Total Change in Appreciation (Depreciation)	$—	$199,632	$(554,339)	$—	$(354,707)

Emerging Markets Debt Blended Total Return Fund
Asset Derivatives
Purchased Options*,^^^	$—	$—	$1,201	$—	$1,201
Forward Contracts*	—	—	2,847,125	—	2,847,125
Futures Contracts^^	—	—	—	454,256	454,256
Swap Agreements*	—	—	276,103	—	276,103
Swap Agreements*,^^^	—	—	284,926	—	284,926
Swap Agreements^^,^^^	—	—	—	5,427	5,427
Total Value	$—	$—	$3,409,355	$459,683	$3,869,038
Liability Derivatives
Forward Contracts^	$—	$—	$(2,626,493)	$—	$(2,626,493)
Swap Agreements^	(96,243)	—	—	—	(96,243)
Swap Agreements^,^^^	(260,689)	—	—	—	(260,689)
Swap Agreements^^,^^^	—	—	—	(305,988)	(305,988)
Written Options^,^^^	—	—	(48,934)	—	(48,934)
Total Value	$(356,932)	$—	$(2,675,427)	$(305,988)	$(3,338,347)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Realized Gain (Loss)#
Purchased Options	$—	$—	$(167,071)	$—	$(167,071)
Forward Contracts	—	—	(581,152)	—	(581,152)
Futures Contracts	—	—	—	1,226,656	1,226,656
Swap Agreements	(155,416)	—	197,122	(2,280,955)	(2,239,249)
Written Options	—	—	810,205	—	810,205
Total Realized Gain (Loss)	$(155,416)	$—	$259,104	$(1,054,299)	$(950,611)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$10,414	$—	$10,414
Forward Contracts	—	—	100,895	—	100,895
Futures Contracts	—	—	—	345,881	345,881
Swap Agreements	(85,774)	—	570,238	935,287	1,419,751
Written Options	—	—	(374,149)	—	(374,149)
Total Change in Appreciation (Depreciation)	$(85,774)	$—	$307,398	$1,281,168	$1,502,792

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts, open swap agreements, at value, or written options outstanding, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^

Represents centrally cleared swaps, exchange-traded purchased options, OTC purchased options and written options, OTC swaps, or forward contracts, which are not subject to a master netting agreement or similar agreement.

#

Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

For the year ended September 30, 2022, the average number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Global Floating Rate Fund	—	$97,366,590	$—	—	—
Global Credit Income Opportunities Fund	—	44,418,991	—	32	—
Emerging Markets Debt Blended Total Return Fund	59	169,225,106	5,413,054,155	2,595,000	17,262,500

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2022.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of September 30, 2022. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

Notes to Financial Statements (Continued)

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of September 30, 2022.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Global Floating Rate Fund
Canadian Imperial Bank of Commerce	$1,095,115	$—	$—	$1,095,115
Morgan Stanley & Co. LLC	533,687	—	—	533,687
	$1,628,802	$—	$—	$1,628,802

Global Credit Income Opportunities Fund
Bank of America N.A.	$193,585	$—	$(193,585)	$—
Citibank N.A.	4,950	—	(611)	4,339
JP Morgan Chase Bank N.A.	447,725	—	(447,725)	—
	$646,260	$—	$(641,921)	$4,339

Emerging Markets Debt Blend Total Return Fund
Bank of America N.A.	$279,464	$(162,476)	$—	$116,988
BNP Paribas SA	279,758	(187,845)	—	91,913
Citibank N.A.	963,965	(543,873)	(420,092)	—
HSBC Bank USA	846,553	(841,653)	—	4,900
JP Morgan Chase Bank N.A.	447,031	(125,630)	(300,000)	21,401
Morgan Stanley & Co. LLC	306,457	(306,457)	—	—
	$3,123,228	$(2,167,934)	$(720,092)	$235,202

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund(s) as of September 30, 2022.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Emerging Markets Debt Blend Total Return Fund
Bank of America N.A.	$(162,476)	$162,476	$—	$—
BNP Paribas SA	(187,845)	187,845	—	—
Citibank N.A.	(543,873)	543,873	—	—
Goldman Sachs International	(132,140)	—	—	(132,140)
HSBC Bank USA	(841,653)	841,653	—	—
JP Morgan Chase Bank N.A.	(125,630)	125,630	—	—
Morgan Stanley & Co. LLC	(729,119)	306,457	422,662	—
	$(2,722,736)	$2,167,934	$422,662	$(132,140)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Notes to Financial Statements (Continued)

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. The Fund(s) and counterparties may not be permitted to sell, re-pledge, or use the collateral they receive. In the event that cash collateral is restricted for use, the balance will be reflected as restricted cash within the Statement of Assets and Liabilities.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2022, are discussed below.

Foreign Currency Exchange Transactions

A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

Forward Foreign Currency Contracts and Foreign Currency Options. A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Foreign Currency Swaps. A Fund may also enter into currency swaps, as an alternative to the transactions described above. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. For a description of risks associated with swap transactions and the accounting treatment, see “Swap Agreements” below.

A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Notes to Financial Statements (Continued)

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full

Notes to Financial Statements (Continued)

notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Notes to Financial Statements (Continued)

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on portfolio securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date in the case of an American-style option or only on the expiration date in the case of a European-style option.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Notes to Financial Statements (Continued)

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Hybrid Instruments

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to one or more underlying assets, indexes, economic factors, or other benchmarks. Because hybrid instruments may be designed to provide indirect exposures to virtually any type of derivative instrument, a Fund may invest in a hybrid instrument for any purpose it might engage in derivatives transactions. Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity. The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies or other types of investments, and will depend upon the terms of the instrument. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful. The terms of a hybrid instrument may create investment leverage. Hybrid instruments are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Notes to Financial Statements (Continued)

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

The Global Floating Rate Fund and Global Credit Income Opportunities Fund entered into certain loan agreements which are unfunded. The Global Floating Rate Fund and Global Credit Income Opportunities Fund are obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the Global Floating Rate Fund’s and Global Credit Income Opportunities Fund’s Portfolios of Investments. At September 30, 2022, the Global Floating Rate Fund and Global Credit Income Opportunities Fund had sufficient cash and/or securities to cover these commitments.

Certain Funds may receive or pay fees associated with investments in bank loans. These fees are recorded as income when received by the Funds and are shown as net bank loan fee income on a Fund’s Statement of Operations. These fees include all income and expenses associated with the processing and maintenance of these types of loans, including but not limited to consent fee income, amendment fees, and closing fees.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each

Notes to Financial Statements (Continued)

of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2022, the Funds did not have any securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended September 30, 2022, is reflected as securities lending income on the Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income

Notes to Financial Statements (Continued)

is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

Foreign Securities

The Global Credit Income Opportunities Fund invests a significant amount of its assets in foreign securities and each of the Emerging Markets Debt Blended Total Return Fund and Global Emerging Markets Equity Fund invests substantially all of its assets in foreign securities. The Global Floating Rate Fund may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, public health, and diplomatic risks. In addition, fluctuations in currency exchange rates may favorably or unfavorably affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are either declared daily and paid monthly or declared and paid annually depending on the requirements of each Fund. Dividends from net investment income may also be distributed at other times throughout the year as required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Notes to Financial Statements (Continued)

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Advisers, a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

Fund	Investment Advisory Fee
Global Floating Rate Fund	0.65%
Global Credit Income Opportunities Fund	0.75%
Emerging Markets Debt Blended Total Return Fund	0.75%
Global Emerging Markets Equity Fund	0.90%

MML Advisers has entered into investment subadvisory agreements with Barings LLC (“Barings”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of each Fund. These agreements provide that Barings manage the investment and reinvestment of assets of each Fund. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

Fund	Investment Subadvisory Fee
Global Floating Rate Fund*	0.30%
Global Credit Income Opportunities Fund*	0.30%
Emerging Markets Debt Blended Total Return Fund*	0.35%
Global Emerging Markets Equity Fund*	0.35%

*

Baring International Investment Limited (“BIIL”), a wholly-owned subsidiary of Barings, serves as a sub-subadviser of the Fund. BIIL receives a sub-subadvisory fee from Barings, based upon a portion of the subadvisory fee Barings receives from MML Advisers, in an amount equal to the following percentage of the subadvisory fee received by Barings: 35% of the subadvisory fee for Global Floating Rate Fund, 35% of the subadvisory fee for Global Credit Income Opportunities Fund, 50% of the subadvisory fee for Emerging Markets Debt Blended Total Return Fund, and 50% of the subadvisory fee for Global Emerging Markets Equity Fund.

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees previously disclosed above.

Barings served as investment adviser to each Predecessor Fund. Under the investment advisory agreement between Barings and the Barings Funds Trust on behalf of each Predecessor Fund, Barings was responsible for providing investment management services for each Predecessor Fund. In return for these services, Barings received advisory fees, based upon each Predecessor Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

Fund	Investment Advisory Fee
Barings Global Floating Rate Fund	0.65%
Barings Global Credit Income Opportunities Fund	0.75%
Barings Emerging Markets Debt Blended Total Return Fund	0.75%
Barings Global Emerging Markets Equity Fund	0.90%

Notes to Financial Statements (Continued)

Barings entered into an investment subadvisory agreement with BIIL on behalf of each Predecessor Fund. This agreement provided that BIIL manage the investment and reinvestment of a portion of the assets of the Predecessor Funds, as allocated from time to time to BIIL. BIIL received a subadvisory fee from Barings, based upon each Predecessor Fund’s average daily net assets, at the following annual rates:

Fund	Investment Subadvisory Fee
Barings Global Floating Rate Fund	0.35%
Barings Global Credit Income Opportunities Fund	0.35%
Barings Emerging Markets Debt Blended Total Return Fund	0.50%
Barings Emerging Markets Equity Fund	0.70%

The Predecessor Funds’ subadvisory fees, net of any fee waivers and/or expense reimbursements, were paid monthly by Barings out of the advisory fees previously disclosed above.

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class Y	Class L	Class C
Global Floating Rate Fund	None	0.07%	0.04%	0.03%
Global Credit Income Opportunities Fund	None	0.05%	0.06%	0.03%
Emerging Markets Debt Blended Total Return Fund	None	0.06%	0.02%	None
Global Emerging Markets Equity Fund	None	0.03%	0.02%	None

Under an Administration Agreement between Barings Funds Trust and State Street Bank and Trust Company (“SSB”), on behalf of each Predecessor Fund, SSB provided, or arranged for the provision of, certain administrative and accounting services. In return for these services, SSB received fees from the Predecessor Funds calculated daily and paid monthly either at an annual rate of 0.03% on amounts up to $1 billion and 0.02% on amounts over $1 billion of the aggregate net asset value of the Barings Funds Trust or, if the Barings Funds Trust’s net assets were below certain asset levels for any particular month, a minimum monthly fee.

Distribution and Service Fees

ALPS Distributors, Inc. (“ALPS Distributor”) acts as distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class L shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class C shares of each Fund pay an annual fee of 1.00% of the average daily net assets of the class, to ALPS Distributor. Such payments compensate ALPS Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders.

ALPS Distributor acted as distributor to each Predecessor Fund. Pursuant to a 12b-1 Plan adopted by the Barings Funds Trust, each Predecessor Fund’s Class A and Class C shares could compensate certain financial institutions, including ALPS Distributor, for certain distribution and shareholder servicing activities. The Predecessor Funds’ Class A shares could expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Predecessor Fund attributable to Class A shares. The Predecessor Funds’ Class C shares could expend an aggregate amount, on an annual basis, not to exceed 1.00% of the value of the average daily net assets of a Predecessor Fund attributable to Class C shares.

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2023, based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class Y	Class L	Class C
Global Floating Rate Fund	0.75%	0.75%	1.00%	1.75%
Global Credit Income Opportunities Fund	0.85%	0.90%	1.16%	1.95%
Emerging Markets Debt Blended Total Return Fund	0.95%	0.95%	1.20%	1.95%
Global Emerging Markets Equity Fund	0.90%	0.90%	1.15%	1.90%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Barings agreed to waive and/or reimburse fees and/or expenses of the Predecessor Funds noted below (excluding distribution and service (12b-1) fees, interest expenses, taxes, Acquired Fund Fees and Expenses#, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) through November 1, 2022 so that, on an annualized basis, such expenses would not exceed the following rates, as a percentage of average daily net assets allocated to each such class:

	Class I	Class Y	Class A	Class C
Barings Global Floating Rate Fund	0.75%	0.75%	1.00%	1.75%
Barings Global Credit Income Opportunities Fund	0.95%	0.95%	1.20%	1.95%
Barings Emerging Markets Debt Blended Total Return Fund	0.95%	0.95%	1.20%	1.95%
Barings Global Emerging Markets Equity Fund	0.90%	0.90%	1.15%	1.90%

#	Acquired Fund Fees and Expenses are borne indirectly by a Predecessor Fund through investments in other pooled investment vehicles.

Additional amounts could be voluntarily waived and/or reimbursed from time to time. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Predecessor Fund that previously received a waiver or reimbursement from Barings were less than the expense limit for such share class, the share class was required to repay Barings up to the amount of fees waived or expenses reimbursed for that share class under the agreement.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

Notes to Financial Statements (Continued)

The following table shows beneficial ownership of Funds’ shares by related parties at September 30, 2022:

Total % Ownership by Related Party
Global Floating Rate Fund	78.2%
Global Credit Income Opportunities Fund	82.5%
Emerging Markets Debt Blended Total Return Fund	84.8%
Global Emerging Markets Equity Fund	98.7%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2022, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long- Term Securities	Long-Term U.S. Government Securities	Other Long- Term Securities
Global Floating Rate Fund	$—	$153,234,999	$—	$194,550,888
Global Credit Income Opportunities Fund	—	60,463,387	—	81,238,145
Emerging Markets Debt Blended Total Return Fund	—	51,310,275	—	83,134,203
Global Emerging Markets Equity Fund	—	2,738,691	—	2,404,297

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The Funds did not have any cross trade activity during the period.

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2022		Period Ended September 30, 2021		Year Ended June 30, 2021
	Shares	Amount	Shares	Amount	Shares	Amount
Global Floating Rate Fund Class I*
Sold	2,911,037	$26,421,866	744,681	$7,000,000	2,097,015	$19,670,000
Issued as reinvestment of dividends	355,527	3,205,556	61,864	581,952	195,755	1,790,541
Redeemed	(2,788,790)	(25,513,676)	—	—	—	—
Net increase (decrease)	477,774	$4,113,746	806,545	$7,581,952	2,292,770	$21,460,541
Global Floating Rate Fund Class Y*
Sold	14,760,618	$136,924,075	6,444,419	$60,566,177	17,946,963	$167,251,231
Issued as reinvestment of dividends	1,097,214	9,919,058	192,129	1,805,448	543,740	4,983,018
Redeemed	(23,944,874)	(217,070,916)	(2,668,180)	(25,074,977)	(6,613,341)	(60,333,693)
Net increase (decrease)	(8,087,042)	$(70,227,783)	3,968,368	$37,296,648	11,877,362	$111,900,556
Global Floating Rate Fund Class L*
Sold	1,960,568	$17,937,042	925,921	$8,692,667	880,372	$8,206,644
Issued as reinvestment of dividends	232,505	2,089,576	39,996	375,441	158,053	1,438,141
Redeemed	(2,312,074)	(20,913,561)	(145,873)	(1,368,826)	(556,403)	(5,053,635)
Net increase (decrease)	(119,001)	$(886,943)	820,044	$7,699,282	482,022	$4,591,150

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Period Ended September 30, 2021		Year Ended June 30, 2021
	Shares	Amount	Shares	Amount	Shares	Amount
Global Floating Rate Fund Class C*
Sold	122,519	$1,130,071	57,911	$540,925	525,854	$4,906,921
Issued as reinvestment of dividends	24,642	220,649	4,150	38,790	21,445	194,007
Redeemed	(178,754)	(1,599,685)	(56,863)	(531,935)	(591,926)	(5,513,007)
Net increase (decrease)	(31,593)	$(248,965)	5,198	$47,780	(44,627)	$(412,079)
Global Credit Income Opportunities Fund Class I*
Sold	—	$—	—	$—	—	$—
Issued as reinvestment of dividends	47,680	390,558	8,505	76,887	47,607	412,669
Redeemed	(2,236)	(17,447)	(1,667,460)	(15,119,920)	(334,075)	(3,000,000)
Net increase (decrease)	45,444	$373,111	(1,658,955)	$(15,043,033)	(286,468)	$(2,587,331)
Global Credit Income Opportunities Fund Class Y*
Sold	2,459,813	$20,167,719	504,924	$4,531,695	10,783,817	$93,589,018
Issued as reinvestment of dividends	343,791	2,853,996	112,594	1,017,752	547,556	4,796,138
Redeemed	(7,020,232)	(59,647,456)	(6,914,061)	(62,519,660)	(3,351,010)	(28,832,791)
Net increase (decrease)	(4,216,628)	$(36,625,741)	(6,296,543)	$(56,970,213)	7,980,363	$69,552,365
Global Credit Income Opportunities Fund Class L*
Sold	2,127,658	$17,434,048	4,792,651	$43,343,296	553,579	$4,930,649
Issued as reinvestment of dividends	429,033	3,503,323	55,390	500,841	114,633	970,410
Redeemed	(426,122)	(3,667,968)	(80,623)	(729,633)	(5,097,722)	(42,911,224)
Net increase (decrease)	2,130,569	$17,269,403	4,767,418	$43,114,504	(4,429,510)	$(37,010,165)
Global Credit Income Opportunities Fund Class C*
Sold	1,567	$14,044	14,122	$127,604	390,924	$3,504,684
Issued as reinvestment of dividends	31,091	255,771	5,942	53,695	34,971	303,090
Redeemed	(144,401)	(1,190,483)	(9,983)	(90,433)	(694,144)	(6,191,121)
Net increase (decrease)	(111,743)	$(920,668)	10,081	$90,866	(268,249)	$(2,383,347)
Emerging Markets Debt Blended Total Return Fund Class I*
Sold	249,411	$1,937,926	—	$—	—	$—
Issued as reinvestment of dividends	—	—	—	—	—	—
Redeemed	—	—	—	—	(1,396,653)	(15,202,990)
Net increase (decrease)	249,411	$1,937,926	—	$—	(1,396,653)	$(15,202,990)
Emerging Markets Debt Blended Total Return Fund Class Y*
Sold	5,949,977	$57,732,680	2,548,598	$27,584,086	9,356,613	$102,268,877
Issued as reinvestment of dividends	701,256	6,206,374	138,981	1,494,381	332,267	3,614,361
Redeemed	(10,953,363)	(95,414,254)	(754,794)	(8,146,882)	(2,776,558)	(30,155,328)
Net increase (decrease)	(4,302,130)	$(31,475,200)	1,932,785	$20,931,585	6,912,322	$75,727,910
Emerging Markets Debt Blended Total Return Fund Class L*
Sold	305,182	$2,865,616	209,571	$2,264,546	1,118,711	$12,167,538
Issued as reinvestment of dividends	84,710	768,582	18,623	200,241	68,937	750,144
Redeemed	(1,583,816)	(13,145,304)	(152,197)	(1,637,736)	(214,401)	(2,335,100)
Net increase (decrease)	(1,193,924)	$(9,511,106)	75,997	$827,051	973,247	$10,582,582

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Period Ended September 30, 2021		Year Ended June 30, 2021
	Shares	Amount	Shares	Amount	Shares	Amount
Emerging Markets Debt Blended Total Return Fund Class C*
Sold	23,219	$231,627	12,657	$137,700	30,987	$341,675
Issued as reinvestment of dividends	3,920	33,180	510	5,485	1,686	18,303
Redeemed	(11,536)	(102,623)	(282)	(3,033)	(12,144)	(131,411)
Net increase (decrease)	15,603	$162,184	12,885	$140,152	20,529	$228,567
Global Emerging Markets Equity Fund Class I*
Sold	—	$—	—	$—	—	$—
Issued as reinvestment of dividends	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	—	$—	—	$—
Global Emerging Markets Equity Fund Class Y*
Sold	1,563	$18,750	8,894	$112,500	5,547	$74,500
Issued as reinvestment of dividends	358	4,332	53	699	—	—
Redeemed	(3,036)	(33,276)	(636)	(8,000)	—	—
Net increase (decrease)	(1,115)	$(10,194)	8,311	$105,199	5,547	$74,500
Global Emerging Markets Equity Fund Class L*
Sold	—	$—	—	$—	—	$—
Issued as reinvestment of dividends	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	—	$—	—	$—
Global Emerging Markets Equity Fund Class C*
Sold	—	$—	—	$—	—	$—
Issued as reinvestment of dividends	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	—	$—	—	$—

*

On December 13, 2021, the Predecessor Fund was reorganized into the Fund and shareholders of the Predecessor Fund received a proportional distribution of the same class of shares, or Class L shares in the case of Class A shares, of the Fund. Information shown prior to December 13, 2021 is that of the Predecessor Fund, and is that of the Fund after December 13, 2021. The Predecessor Fund changed its fiscal year end to September 30th prior to the reorganization.

Unless waived, purchases of Class L shares are subject to a front-end sales charge of up to 4.00% of the amount purchased. A portion of the front-end sales charge may be retained by ALPS Distributor. For the period ended September 30, 2022, no amounts have been retained by ALPS Distributor.

Unless waived, redemptions of Class L shares made within 18 months of purchase from initial investments of $500,000 or more and redemptions of Class C shares made within 12 months of purchase are subject to a contingent deferred sales charge of 1.00% of the amount redeemed. ALPS Distributor receives all contingent deferred sales charges. ALPS Distributor retained the following amounts during the period ended September 30, 2022:

Contingent Deferred Sales Charges Retained by Distributor
Global Credit Income Opportunities Fund	$177
Emerging Markets Debt Blended Total Return Fund	176

Notes to Financial Statements (Continued)

With respect to Class L and Class C shares, ALPS Distributor may pay an up-front commission to financial intermediaries through which sales are made as described in the Funds’ Prospectus.

Class A and Class C shares of each Predecessor Fund had the same front-end and contingent-deferred sales charges as Class L and Class C of shares of the corresponding Fund. Effective December 13, 2021, Class A shares of each Predecessor Fund were reorganized into the corresponding Fund’s Class L shares.

6.	Federal Income Tax Information

At September 30, 2022, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Global Floating Rate Fund	$352,530,011	$307,106	$(54,502,034)	$(54,194,928)
Global Credit Income Opportunities Fund	161,064,877	1,162,279	(34,494,394)	(33,332,115)
Emerging Markets Debt Blended Total Return Fund	84,773,323	156,735	(28,105,573)	(27,948,838)
Global Emerging Markets Equity Fund	10,432,708	847,523	(2,183,086)	(1,335,563)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Capital losses may be carried forward indefinitely, and retain the character of the original loss.

At September 30, 2022, the following Fund(s) had accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Global Credit Income Opportunities Fund	$3,489,623	$9,916,499
Emerging Markets Debt Blended Total Return Fund	7,846,163	8,566,009
Global Emerging Markets Equity Fund	59,457	—

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2022, late year ordinary losses:

Amount
Global Credit Income Opportunities Fund	$811,655
Emerging Markets Debt Blended Total Return Fund	3,943,203

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2022, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Global Floating Rate Fund	$17,110,899	$—	$—
Global Credit Income Opportunities Fund	9,507,727	—	—
Emerging Markets Debt Blended Total Return Fund	6,686,673	1,232,813	1,516,100
Global Emerging Markets Equity Fund	60,491	256,441	—

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2021, was as follows:

Ordinary Income
Global Floating Rate Fund	$3,229,705
Global Credit Income Opportunities Fund	2,460,774
Emerging Markets Debt Blended Total Return Fund	1,794,022
Global Emerging Markets Equity Fund	126,444

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2022:

Amount
Global Emerging Markets Equity Fund	$36,346

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2022, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At September 30, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
Global Floating Rate Fund	$430,798	$—	$(145,146)	$(54,623,727)	$(54,338,075)
Global Credit Income Opportunities Fund	—	(14,217,777)	(455,861)	(33,149,477)	(47,823,115)
Emerging Markets Debt Blended Total Return Fund	—	(20,355,375)	(688,678)	(27,420,102)	(48,464,155)
Global Emerging Markets Equity Fund	152,579	(59,457)	—	(1,335,692)	(1,242,570)

Notes to Financial Statements (Continued)

During the year ended September 30, 2022, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Global Floating Rate Fund	$(887)	$681,493	$(680,606)
Global Credit Income Opportunities Fund	—	941,537	(941,537)
Emerging Markets Debt Blended Total Return Fund	—	5,117,061	(5,117,061)
Global Emerging Markets Equity Fund	—	3,326	(3,326)

The Funds did not have any unrecognized tax benefits at September 30, 2022, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2022, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Line of Credit

The Trust (the “Borrower”) on behalf of each of the Funds has entered into a Credit Agreement (the “Credit Agreement”) with State Street Bank and Trust Company (the “Bank”). The Credit Agreement provides for a revolving credit facility of $150,000,000 (the “Facility Amount”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Per the Credit Agreement, outstanding principal on the loan shall bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on the day of the borrowing plus 1.25% and (b) the Overnight Bank Funding Rate as in effect on the day of the borrowing plus 1.25%. In addition, the Borrower shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Facility Amount.

The Global Floating Rate Fund utilized a portion of the Facility Amount on multiple dates from the period May 13, 2022 through May 17, 2022 with an average borrowing amount of $7,000,000. The average interest rate during the period was 2.08% and total interest paid amounted to $2,022.

The Global Credit Income Opportunities Fund utilized a portion of the Facility Amount on multiple dates from the period January 24, 2022 through February 17, 2022 with an average borrowing amount of $3,920,000. The average interest rate during the period was 1.33% and total interest paid amounted to $3,621.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

In January 2021, FASB issued Accounting Standards Update 2021-01 — Reference Rate Reform (Topic 848) — Scope (“ASU 2021-01”) as an update to Accounting Standards Update 2020-04 — Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in order to make certain clarifications. ASU 2020-04 and ASU 2021-01 provide optional temporary financial reporting relief from the effect of certain types of contract modifications

Notes to Financial Statements (Continued)

due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not believe the impact of adopting ASU 2020-04 and ASU 2021-01 will have a material impact on the financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

10.	Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread have produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in future significant adverse effects, such as declines in global financial markets and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

11.	Russia-Ukraine War

In February 2022, Russia commenced a large-scale military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the regional and the global financial markets and economies. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market, and currency risks, as well as the risks related to the economic sanctions on Russia, Russian individuals, and Russian corporate and banking entities imposed by the United States and/or other countries. Such sanctions — which affect companies in many sectors, including energy, financial services, and defense, among others — could adversely affect the global energy and financial markets and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. Such sanctions may also result in a decline in the value and liquidity of Russian securities and a weakening of the ruble, and will impair a Fund’s ability to buy, sell, receive, or deliver Russian securities. In addition, certain transactions have been or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Advantage Funds and Shareholders of MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, and MassMutual Global Emerging Markets Equity Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of September 30, 2022, the related statements of operations and changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the MassMutual Advantage Funds	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, and MassMutual Emerging Markets Debt Blended Total Return Fund	For the year ended September 30, 2022	For the year ended September 30, 2022, the period from July 1, 2021 through September 30, 2021, and the year ended June 30, 2021	For the year ended September 30, 2022, the period from July 1, 2021 through September 30, 2021, and each of the four years in the period ended June 30, 2021
MassMutual Global Emerging Markets Equity Fund	For the year ended September 30, 2022	For the year ended September 30, 2022, the period from July 1, 2021 through September 30, 2021, and the year ended June 30, 2021

For the year ended September 30, 2022, the period from July 1, 2021 through September 30, 2021, each of the two years in the period ended June 30, 2021, and for the period from September 17, 2018 (commencement of operations) through June 30, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation

Report of Independent Registered Public Accounting Firm (Continued)

of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 2, 2022

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Advantage Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Investment Management Solutions.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2021	Retired.	108

Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee	Since 2021	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	108

Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2021	Retired.	108

Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Bradford Malt Year of birth: 1954	Trustee	Since 2022	Chairman (2004-2019), Management Committee (1993-2019), Partner (1987-2019), Associate (1979-1987), Ropes & Gray LLP (counsel to the Trust and MassMutual).	108

Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2021	Retired.	108

Director (since 2020), Lead Director (2020-2022), Chairperson (since 2020) of the Nominating and Governance Committee, Member (since 2020) and Chairperson (2020-2022) of the Compensation Committee, and Member (2020-2022) of the Audit Committee, Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Chairperson (since 2017), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Cynthia R. Plouché Year of birth: 1957	Trustee	Since 2022	Retired; Assessor (2014-2018), Moraine Township (property assessment).	108

Trustee (since 2014), Northern Trust Funds (open-end investment companies); Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Jason J. Price Year of birth: 1973	Trustee	Since 2022	Co-Founder and Chairman of the Board (2017-2021), NXTHVN (arts organization); Principal (2012-2017), Exaltare Capital Partners, LLC (private equity firm).	108

Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Chairperson Trustee	Since 2022 Since 2021	Retired.	110^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2009), MassMutual Select Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2009), MML Series Investment Fund (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael R. Fanning^^ Year of birth: 1963	Trustee	Since 2021	Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual.	108

Director (since 2016), MML Advisers; Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Clifford M, Noreen^^^ Year of birth: 1957	Trustee	Since 2021

Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer and Managing Director (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings LLC.

				110^

Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Andrea Anastasio Year of birth: 1974	Vice President	Since 2021

Vice President (since 2021), MML Advisers; Head of Investment Management Solutions (since 2021), MassMutual; Head of Investment Strategy and Research, North America (2019-2021), Head of Investment Product Management (2016- 2019), State Street Global Advisors; Vice President (since 2021), MassMutual Select Funds (open-end investment company); Vice President (since 2021), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MML Series Investment Fund (open-end investment company); Vice President (since 2021), MML Series Investment Fund II (open-end investment company).

108

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer	Since 2021

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

108
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer	Since 2021

Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).

108
Paul LaPiana Year of birth: 1969	President	Since 2021	President (since 2021), MML Advisers; Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; President (since 2021), MassMutual Select Funds (open-end investment company); President (since 2021), MassMutual Premier Funds (open-end investment company); President (since 2021), MML Series Investment Fund (open-end investment company); President (since 2021), MML Series Investment Fund II (open-end investment company).	108
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary	Since 2021

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

108
Douglas Steele Year of birth: 1975	Vice President	Since 2021

Head of Product Management (since 2021), Vice President (since 2017), Head of Investment Management (2017-2021), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Product Management (since 2021), Head of Manager Research (2021), Head of Investment Management (2017-2021), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

108

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2021

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

108

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111-0001.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified, and any such Chairperson may not serve more than two consecutive terms. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Mr. Fanning is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For the year ended September 30, 2022, the following Fund(s) earned the following foreign sources of income:

Amount
Global Emerging Markets Equity Fund	$202,574

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2022.

The Fund(s) intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in the Treasury Regulations §1.163(j)-1(b).

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the Funds make the complete schedule of portfolio holdings from their filings on Form N-PORT available to shareholders at http://www.massmutual.com/funds.

Other Information (Unaudited) (Continued)

Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of the Trust was held on May 25, 2022 and on the adjournment date of June 9, 2022. The Notice of Meeting of Shareholders, and a Proxy Statement and voting instruction card, were first mailed, or otherwise made available, on or about April 8, 2022 to shareholders of record as of February 25, 2022. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1:

To elect Allan W. Blair, Nabil N. El-Hage, Michael R. Fanning, Maria D. Furman, R. Bradford Malt, C. Ann Merrifield, Clifford M. Noreen, Cynthia R. Plouché, Jason J. Price, and Susan B. Sweeney as Trustees of each Trust of which the Funds are series for an indefinite term of office.*

This matter was approved by the Trust’s shareholders on June 9, 2022. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Withhold	% of Shares Outstanding
Allan W. Blair	47,369,726.998	41,521,298.824	51.639%	5,848,428.174	7.273%
Nabil N. El-Hage	47,369,726.998	41,494,177.313	51.605%	5,875,549.685	7.307%
Michael R. Fanning	47,369,726.998	46,029,600.228	57.246%	1,340,126.770	1.666%
Maria D. Furman	47,369,726.998	46,134,024.828	57.376%	1,235,702.170	1.536%
R. Bradford Malt	47,369,726.998	46,036,677.815	57.255%	1,333,049.183	1.657%
C. Ann Merrifield	47,369,726.998	46,140,351.408	57.384%	1,229,375.590	1.528%
Clifford M. Noreen	47,369,726.998	46,033,209.394	57.250%	1,336,517.604	1.662%
Cynthia R. Plouché	47,369,726.998	46,130,669.088	57.372%	1,239,057.910	1.540%
Jason J. Price	47,369,726.998	46,029,651.187	57.246%	1,340,075.811	1.666%
Susan B. Sweeney	47,369,726.998	46,127,334.161	57.367%	1,242,392.837	1.545%

*	Denotes Trust-wide proposal and voting results.

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2022

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2022:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2022.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Global Floating Rate Fund
Class I	$ 1,000	0.80%	$ 934.10	$ 3.88	$ 1,021.10	$ 4.05
Class Y	1,000	0.80%	933.90	3.88	1,021.10	4.05
Class L	1,000	1.05%	931.60	5.08	1,019.80	5.32
Class C	1,000	1.80%	928.80	8.70	1,016.00	9.10
Global Credit Income Opportunities Fund
Class I	1,000	0.89%	906.60	4.25	1,020.60	4.51
Class Y	1,000	0.95%	906.20	4.54	1,020.30	4.81
Class L	1,000	1.21%	905.20	5.78	1,019.00	6.12
Class C	1,000	1.99%	902.60	9.49	1,015.10	10.05
Emerging Markets Debt Blended Total Return Fund
Class I	1,000	1.01%	864.00	4.72	1,020.00	5.11
Class Y	1,000	1.01%	863.60	4.72	1,020.00	5.11
Class L	1,000	1.25%	864.00	5.84	1,018.80	6.33
Class C	1,000	2.01%	860.50	9.37	1,015.00	10.15

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Global Emerging Markets Equity Fund
Class I	$ 1,000	0.94%	$ 779.30	$ 4.19	$ 1,020.40	$ 4.76
Class Y	1,000	0.94%	779.30	4.19	1,020.40	4.76
Class L	1,000	1.10%	778.70	4.90	1,019.60	5.57
Class C	1,000	1.94%	775.40	8.63	1,015.30	9.80

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2022, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

Underwriter:

ALPS Distributors, Inc. (ADI)
1290 Broadway, Suite 1000
Denver, Colorado 80203

© 2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC	MM202311-303388

(b)	Not applicable to this filing.

Item 2. Code of Ethics.

As of September 30, 2022, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer, Principal Financial Officer, and other senior financial officers pursuant to the Sarbanes-Oxley Act of 2002. For the year ended September 30, 2022, the Code of Ethics was amended to i) cover the Registrant and another new registrant and ii) remove a registrant no longer subject to the Code of Ethics, and the Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

On December 13, 2021, the Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Emerging Markets Debt Blended Total Return Fund, and Barings Global Emerging Markets Equity Fund, each a series of the Barings Funds Trust (each, a “Predecessor Barings Fund”), were reorganized into the Registrant. The information provided below for the fiscal year ended 2022 includes fees billed by Deloitte & Touche LLP with respect to the Predecessor Barings Funds from October 1, 2021 to December 13, 2021, as applicable. The policies of the Barings Funds Trust’s audit committee applied during this period.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal year ended 2022 were $65,070.
(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal year ended 2022. The aggregate fees billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal year ended 2022 were $279,879. These fees were billed to Barings LLC (“Barings”), the adviser to the Predecessor Barings Funds, and related to the reorganization of the Predecessor Baring Funds into the Registrant.
(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal year ended 2022 were $28,020. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal year ended 2022.
(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal year ended 2022. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal year ended 2022.
(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal year ended 2022 were pre-approved by the committee. The policy of the Barings Funds Trust is noted below.
(2) Not applicable.
(f)	Not applicable.
(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal year ended 2022 were $1,245,682.

(h)	The Registrant’s audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant's adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP's independence.

(i)	Not applicable.
(j)	Not applicable.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

The information provided below is that of the Barings Funds Trust for the fiscal year ended June 30, 2021 and the period July 1, 2021 through September 30, 2021. The Predecessor Barings Funds were series of the Barings Funds Trust prior to their reorganization into the Registrant on December 13, 2021. The information below includes fees paid with respect to all of the series of the Barings Funds Trust and is not limited to the Predecessor Barings Funds.

The Barings Funds Trust engaged its principal accountant, Deloitte & Touche LLP, to perform audit services, audit-related services, tax services, and other services. The following tables detail the aggregate fees billed or that were expected to be billed for the fiscal year ended June 30, 2021 and the period July 1, 2021 through September 30, 2021 by Deloitte & Touche LLP. The Barings Funds Trust changed its fiscal year from June 30 to September 30.

Fees Billed to the Barings Funds Trust:

	Period July 1, 2021 through September 30, 2021	Year Ended June 30, 2021
Audit Fees	$205,380	$293,500
Audit-Related Fees	$70,000	$0
Tax Fees	$56,545	$88,650
All Other Fees	$0	$0

Total Fees	$331,925	$382,150

Non-Audit Fees Billed to Barings and MassMutual:

	Period July 1, 2021 through September 30, 2021	Year Ended June 30, 2021
Audit Fees	$754,249	$3,647,481
Audit-Related Fees	$206,600	$1,794,671
Tax Fees	$558,514	$2,836,667
All Other Fees	$478,661	$2,831,672

Total Fees	$1,998,024	$11,110,491

The category “Audit Fees” refers to performing an audit of the Barings Funds Trust’s, Barings’, or Massachusetts Mutual Life Insurance Company’s (“MassMutual”) annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements. The category “Audit-Related Fees” reflects fees billed by Deloitte & Touche LLP for various non-audit and non-tax services rendered to the Barings Funds Trust, Barings, and MassMutual. Preparation of Federal, state and local income tax, and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by Deloitte & Touche LLP for consulting rendered to the Barings Funds Trust, Barings, and MassMutual.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allowed the Barings Funds Trust’s audit committee to establish a pre-approval policy for certain services rendered by the Barings Funds Trust’s principal accountant, Deloitte & Touche LLP. During the period July 1, 2021 through September 30, 2021 and the fiscal year ended June 30, 2021, the Barings Funds Trust’s audit committee approved all of the services rendered to the Barings Funds Trust by Deloitte & Touche LLP and did not rely on such a pre-approval policy for any such services.

The Barings Funds Trust’s audit committee also reviewed the aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the period July 1, 2021 through September 30, 2021 and the fiscal year ended June 30, 2021 for the Barings Funds Trust and for the non-audit services provided to Barings, and Barings’ parent, MassMutual. As part of this review, the audit committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)Please see portfolio of investments contained in the Report to Stockholders included under Item 1 of this form N-CSR.

(b)Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Advantage Funds

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	12/2/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	12/2/2022

By (Signature and Title)	/s/ Renee Hitchcock
Renée Hitchcock, Treasurer and Principal Financial Officer

Date	12/2/2022